                                   PROSPECTUS


                    WILMINGTON LOW VOLATILITY FUND OF FUNDS


                               DECEMBER 19, 2003

--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE. Wilmington Low Volatility Fund of Funds (the "Fund") is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. Beneficial interests in the Fund ("Interests") are registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being offered only to those investors who meet the investor qualifications described in this prospectus.

     The Fund's investment objective is to generate consistent long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Fund pursues this objective by allocating its assets among at least 15 to 20 private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created for the Fund ("Sub-Advised Accounts"). The Private Funds and the Sub-Advised Accounts are sometimes referred to in this prospectus collectively, as the "Underlying Funds." The Underlying Funds are managed by third party fund managers (collectively, the "Fund Managers") that invest across a range of strategies and markets and are believed to have achieved or to have the prospect of achieving superior investment performance. Such allocation is a critical component of the investment program to reduce strategy and manager risk while achieving consistent long-term capital appreciation. The Fund cannot guarantee that it will reach its investment objective.


     CERTAIN UNDERLYING FUNDS IN WHICH THE FUND MAY INVEST INVOLVE A HIGH DEGREE OF RISK. (SEE "RISK FACTORS" BEGINNING ON PAGE 16.)


     NO PRIOR HISTORY. Because the Fund is newly organized, it has no prior history. Although the Fund is a closed-end vehicle, it has no secondary market and is not traded on an exchange. There is no public market for the Fund, and none is expected to develop.

                ------------------------------------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                ------------------------------------------------

                                                                 Total
                                                              ------------
Offering Amount.............................................  $125,000,000
Maximum Sales Load(1).......................................            5%
Proceeds to the Fund(2).....................................  $125,000,000

(1) The Fund intends to waive the Sales Load for all Investors who are also clients of Wilmington Trust Company or its affiliates.

(2) The Fund will pay organizational and offering costs estimated at $325,000 from the proceeds of the offering.

     Professional Funds Distributor, LLC (the "Distributor") acts as the distributor of Interests on a best-efforts basis, subject to various conditions. The minimum initial investment in the Fund is $100,000 and the minimum additional investment in the Fund is $25,000. Such minimums may be waived by the Fund for employees of the Fund's investment adviser, Rodney Square Management Corporation ("RSMC" or the "Adviser") and its affiliates. (See "Distribution Arrangements -- Purchase Terms.") The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time. Interests are being offered through the Distributor and other brokers, dealers and other financial institutions that enter into selling agreements with the Distributor. Interests are sold only to qualified investors ("Investors"). (See "Investor Qualifications.") The Distributor expects to deliver Interests purchased in the initial offering on or about January 1, 2004, or such earlier or later date as the Distributor may determine once the filing for the Fund has been declared effective. Subsequent to the initial offering, Interests will be offered and may be purchased on the first day of each month (each, an "Investment Date") or such other times as may be determined by the Board. Once a prospective Investor's order is received, a confirmation will be sent to the Investor.

     Generally, potential Investors may deposit monies with the Fund's escrow agent, PFPC Inc. ("Escrow Agent") into an account for the benefit of potential Investors (the "Subscription Account"), by wire transfer pursuant to instructions provided to them by the Fund. Funds wired to the Subscription Account must be received no less than five (5) business days prior to the Investment Date.

     The Fund's Board of Trustees (the "Board") has delegated to the Adviser the authority to waive in the discretion of the Adviser the five (5) business day requirement specified in the previous sentence. The Adviser must apply the terms and conditions that the Board, by resolution, may specify and adopt from time to time. On each Investment Date, upon receipt of written instructions from an officer of the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund. All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund and will not be credited to the account of any Investor. (See "Distribution
Arrangements -- Purchase Terms.")


     The Fund's investment adviser, RSMC, may make payments from its own resources to the Distributor and brokers, dealers and other financial institutions, including affiliates of the Adviser, (collectively, "Selling Agents") for selling Interests to their customers. The Fund may pay Selling Agents a service fee. (See "Administration, Accounting, Custody and Other Services.") The Fund's sub-adviser, Guidance Capital LLC ("Guidance" or the "Sub-Adviser"), is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, in accordance with the investment objective, philosophy and strategies described in this prospectus and subject to oversight by RSMC and the Board.


     INVESTMENT PROGRAM. The Sub-Adviser attempts to achieve the investment objective of the Fund by allocating its assets among a number of Underlying Funds managed by Fund Managers that invest across a range of strategies and markets. The Sub-Adviser, in its sole discretion, allocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies: (i) Convertible Arbitrage, (ii) Fixed Income Arbitrage, (iii) Managed Futures, (iv) Merger Arbitrage (v) Balanced Long/Short Equities (i.e. equities hedge) and (vi) Other Strategies (e.g. distressed securities, private placements, capital structure arbitrage and index arbitrage). Multi-strategy investments are allocated among the various categories as the Sub-Adviser deems appropriate. The Sub-Adviser employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Underlying Funds and Fund Managers.

     INVESTMENT ADVISER. RSMC serves as the Fund's investment adviser. RSMC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     SUB-ADVISER. Guidance serves as the Fund's sub-adviser. Guidance is registered as an investment adviser under the Advisers Act.


     RESTRICTIONS ON TRANSFER. With very limited exceptions, Interests in the Fund are not transferable and liquidity is provided to Investors only through repurchase offers which may be made from time to time by the Fund as determined by the Board in its sole discretion. (See "Repurchase of Interests and Transfers.")



     REPURCHASES OF INTERESTS. To provide a limited degree of liquidity to Investors, the Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors. Repurchases are made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether and when the Fund should repurchase Interests, the Board will consider the recommendations of the Adviser and Sub-Adviser. Depending on market conditions and other factors, the Adviser and Sub-Adviser expect that they will recommend to the Board that the Fund offer to repurchase Interests from Investors as of March 31, 2005. Thereafter, depending on market conditions and other factors, the Adviser and Sub-Adviser expect that they generally will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each year, effective as of March 31 and September 30. (See "Repurchases of Interests and Transfers.")


     MANAGEMENT FEE AND INCENTIVE ALLOCATION. The Fund pays the Adviser and Sub-Adviser an aggregate management fee computed and paid monthly at an annual rate of 1.00% of the net assets of the Fund as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation). (See "Management of the Fund" and "Capital Accounts -- Allocation of Net Profits and Net Losses; Incentive Allocation.")


     For each fiscal year in which an Investor has earned net profits on its capital account, 10% of the excess of the net profits over the Hurdle Rate and loss carryforward will be reallocated to the Adviser and the Sub-Adviser.


     INVESTOR QUALIFICATIONS. Interests are being offered only to Investors that represent that (i) they are individuals or companies (other than investment companies) (as defined in the 1940 Act) that (a) have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1.5 million, (b) have at least $750,000 under the Adviser's or its affiliates' management, including amounts invested in the Fund or (c) that they meet certain other qualification requirements; (ii) they are U. S. persons for Federal income tax purposes; and (iii) they are not charitable remainder trusts. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.



     This prospectus concisely provides the information that a prospective Investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated December 19, 2003, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is available upon written or oral request and without charge by writing the Fund c/o PFPC, Inc., Attn: Investor Services, 103 Bellevue Parkway, Wilmington, DE 19809, or by calling (302) 651-1587. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 41 of this prospectus. The SAI, material incorporated by reference and other information regarding the Fund that is filed electronically with the SEC, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective Investors and is not intended to be an active link.


     Interests are not insured or guaranteed by the United States Federal Deposit Insurance Corporation or any other governmental agency. Interests are not deposits or other obligations of Wilmington Trust Company or its subsidiaries and affiliates. Interests are subject to investment risks, including the possible loss of the full amount invested.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND THE SAI. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF INTERESTS IN ANY STATE OR OTHER JURISDICTION WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT OF THIS PROSPECTUS.


                          SPECIAL U. S. TAX DISCLOSURE


     EACH INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATIONS OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTIONS AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSIS) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.
                      Professional Funds Distributor, LLC
                                 760 Moore Road
                           King of Prussia, PA 19406

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TABLE OF CONTENTS
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
                                                              Page
                                                              ----
PROSPECTUS SUMMARY..........................................    3
SUMMARY OF FUND EXPENSES....................................   12
THE FUND....................................................   13
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES...............   13
RISK FACTORS................................................   16
CONFLICTS OF INTEREST.......................................   25
USE OF PROCEEDS.............................................   26
MANAGEMENT OF THE FUND......................................   27
ADMINISTRATION, ACCOUNTING, CUSTODY AND OTHER SERVICES......   29
FUND EXPENSES...............................................   30
FISCAL PERIOD...............................................   30
INVESTOR QUALIFICATIONS.....................................   30
REPURCHASES OF INTERESTS AND TRANSFERS......................   31
CALCULATION OF NET ASSET VALUE; VALUATION...................   33
CAPITAL ACCOUNTS............................................   34
TAXES.......................................................   36
DISTRIBUTION ARRANGEMENTS...................................   39
Appendix A -- Investor Certification........................  A-1
Appendix B -- Agreement and Declaration of Trust............  B-1

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

     This is only a summary. The summary does not contain all of the information that you should consider before investing in Wilmington Low Volatility Fund of Funds. You should review the more detailed information contained in this prospectus and in the SAI.

--------------------------------------------------------------------------------

The Fund:                                  The Fund is a newly formed statutory trust, organized on
                                           August 13, 2003 under Delaware law and registered under the
                                           1940 Act as a non-diversified, closed-end management
                                           investment company. The Fund's Interests are registered
                                           under the 1933 Act. The Adviser and Sub-Adviser provide
                                           day-to-day investment management services. The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons
                                           who are not "interested persons" (as defined in the 1940
                                           Act) of the Fund ("Independent Trustees").
-------------------------------------------------------------------------------------------------------
The Offering:                              The Fund is offering initially $125 million in Interests,
                                           through the Distributor and Selling Agents. It is expected that the initial offering of Interests will close on or
                                           about January 1, 2004 or such earlier or later date as the
                                           Distributor may determine once the filing for the Fund has been declared effective. Subsequent to the initial offering,
                                           Interests will be offered and may be purchased on the first day of each month (each, an "Investment Date") or at such
                                           other times as may be determined by the Board. Once a
                                           prospective Investor's order is received, a confirmation
                                           will be sent to the Investor.

                                           Generally, potential Investors may deposit monies with the
                                           Fund's Escrow Agent into the Subscription Account by wire
                                           transfer pursuant to instructions provided to them by the
                                           Fund. Funds wired to the Subscription Account must be
                                           received no less than five (5) business days prior to the
                                           applicable Investment Date. On the Investment Date, upon
                                           receipt of written instructions from an officer of the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund. All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund and will not be credited to the account of any Investor. (See "Distribution
                                           Arrangements -- Purchase Terms.")

                                           The Distributor may compensate Selling Agents for selling
                                           Interests to their customers. The Fund may pay Selling
                                           Agents (including affiliates of the Adviser) a service fee for investor service and account maintenance services. (See
                                           "Distribution Arrangements.")
-------------------------------------------------------------------------------------------------------
Purchasing Interests:                      The minimum initial investment in the Fund by an Investor is
                                           $100,000. Additional investments must be at least $25,000.
                                           Such minimums may be waived by the Fund for employees of the
                                           Adviser and its affiliates.
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Investment Policies and                    The investment objective of the Fund is to generate
Objectives:                                consistent long-term capital appreciation with low
                                           volatility and limited risk under a wide range of market
                                           conditions.

                                           The Sub-Adviser attempts to achieve the investment objective of the Fund by allocating its assets among at least 15 to 20
                                           Underlying Funds managed by Fund Managers who invest across a range of strategies and markets. Such allocation is a
                                           critical component of the investment program of the Fund to reduce strategy and manager risk while achieving consistent long-term capital appreciation.

                                           Generally, the Fund invests in Underlying Funds which
                                           include Sub-Advised Accounts and Private Funds. Private
                                           Funds typically provide greater flexibility than traditional investment funds that are registered under the 1940 Act,
                                           with respect to the types of securities that may be owned, the types of trading strategies employed, and, in some
                                           cases, the amount of leverage that can be used.


                                           The Sub-Adviser, in its sole discretion, allocates the
                                           assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies:

                                           (i)   Convertible Arbitrage;

                                           (ii)   Fixed Income Arbitrage;

                                           (iii)  Managed Futures;

                                           (iv)  Merger Arbitrage;

                                           (v)   Balanced Long/Short Equities (i.e. equities hedge);
                                           and

                                           (vi)  Other Strategies (e.g. distressed securities, private
                                           placements, capital structure    arbitrage and index
                                           arbitrage).

                                           Other investments are allocated among the various categories as the Sub-Adviser deems appropriate. (See "Investment
                                           Objective and Principal Strategies.")

                                           The Sub-Adviser employs a qualitative and quantitative
                                           diagnostic and monitoring process in selecting and reviewing the performance of Underlying Funds. Based on this
                                           evaluation process, the Sub-Adviser will allocate and
                                           reallocate the Fund's assets among the Underlying Funds.

                                           The multi-manager, multi-strategy program of the Fund is
                                           designed to spread the risk of investing on several levels.
                                           The Fund has been designed to afford the Sub-Adviser the
                                           maximum flexibility to allocate assets of the Fund in
                                           investment strategies that are deemed to be appropriate
                                           under prevailing economic and market conditions.

                                           Accordingly, the Underlying Funds selected by the
                                           Sub-Adviser may invest in a wide range of instruments and
                                           markets, including, but not limited to, domestic and foreign equities and equity-related instruments, options, futures, currencies, commodities, derivatives and real estate-related investments.

                                           The strategies and sub-strategies of the Fund are described in this prospectus and the SAI. The Board reserves the right to alter or modify some or all of the investment strategies of the Fund in light of available investment opportunities and to take advantage of changing market conditions when the
                                           Adviser and Sub-Adviser recommend that such alterations or modifications are consistent with the goal of achieving
                                           consistent, long-term capital appreciation with low
                                           volatility and limited risk under a wide range of market
                                           conditions.

                                           The Fund's investment objective is not fundamental and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding
                                           Interests.

                                           There can be no assurance that the investment objective of the Fund will be achieved or that the allocations made by
                                           the Sub-Adviser will prove to be as successful as other
                                           allocations that might have been made, or as adopting a
                                           static approach in which Underlying Funds are not changed.
                                           (See "Risk Factors -- Risks of Securities
                                           Investing -- Special Risks of a Multi-Manager Structure.")
-------------------------------------------------------------------------------------------------------
Investment Advisory Arrangements:          RSMC is a Delaware corporation that is registered as an
                                           investment adviser under the Advisers Act. Pursuant to an
                                           investment advisory agreement between the Fund and the
                                           Adviser (the "Advisory Agreement"), the Adviser is
                                           responsible for developing and supervising the Fund's
                                           investment program.

                                           The Adviser will, subject to the supervision and control of the Board, (i) regularly provide investment advice and
                                           recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop, implement and supervise
                                           continuously the investment program of the Fund and the
                                           composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) arrange for the purchase of securities and other investments for the
                                           Fund and the sale or redemption of securities and other
                                           investments held in the portfolio of the Fund; and (iv) take such further actions with respect to the foregoing as the
                                           Adviser shall deem necessary or advisable. In performing its duties, the Adviser may obtain investment information,
                                           research or assistance from any other person, firm or
                                           corporation to supplement, update or otherwise improve its investment management services, and it may enter into
                                           investment Sub-Advisory agreements with any registered
                                           investment adviser, subject to such approvals of the Board and Investors as may be required to comply with applicable provisions of the 1940 Act.

                                           The Adviser has retained Guidance to serve as Sub-Adviser to the Fund. As the Sub-Adviser, Guidance is responsible for
                                           implementing the Fund's investment objective, philosophy and strategies described in this prospectus, and selecting the
                                           Fund's actual investments, subject to oversight by RSMC and the Board.

                                           RSMC, Guidance and their respective affiliates and employees may, but are not required to, hold Interests in the Fund.
-------------------------------------------------------------------------------------------------------
Management Fee and Incentive               In consideration of services provided by the Adviser and
Allocation:                                Sub-Adviser, the Fund pays the Adviser and Sub-Adviser an
                                           aggregate monthly fee computed at an annual rate of 1.00% of the net assets of the Fund as of the last day of each month, before reduction for any repurchases of Interests or the
                                           Incentive Allocation (the "Management Fee"). The Management
                                           Fee will be prorated for any period that is less than a full month and adjusted for contributions to the Fund during a
                                           month.

                                           For each fiscal year in which an Investor has earned net
                                           profits on its capital account ("Capital Account"), 10% of the excess of the net profits over the Hurdle Rate (as
                                           defined below) and any Loss Carryforward (as defined below)
                                           will be reallocated to the Adviser and Sub-Adviser (the
                                           "Incentive Allocation"). (See "Capital
                                           Accounts -- Allocation of Net Profits and Net Losses;
                                           Incentive Allocation.") Specifically, the Incentive
                                           Allocation generally will be made as of the end of each
                                           fiscal year and upon the repurchase by the Fund of an
                                           Investor's Interest (or any portion thereof).

                                           Under the Hurdle Rate provision and the loss carryforward
                                           provision (both described in detail in the Fund's Agreement and Declaration of Trust, dated August 13, 2003
                                           ("Declaration of Trust")), no Incentive Allocation will be made with respect to a particular Investor for a fiscal year unless the Hurdle Rate has been exceeded and until any net loss previously allocated to the Capital Account of such
                                           Investor has been offset by subsequent net profits (the
                                           "Loss Carryforward"). The "Hurdle Rate" is equal to the
                                           rolling 12-month geometric average of the 3-month U. S.
                                           Treasury bill rate as published monthly by the Federal
                                           Reserve and is adjusted pro rata for the amount of time an investor is invested in the Fund.

                                           The Loss Carryforward is intended to create a "high water
                                           mark" on an Investor's Capital Account. The purpose of a
                                           high water mark is to set a benchmark of performance so that the Adviser and Sub-Adviser do not receive an Incentive
                                           Allocation until an Investor recovers any net loss
                                           previously allocated to the Investor. If an Investor's
                                           Capital Account is reduced (as a result of a repurchase of an Investor's Interest by the Fund), the Investor's Loss
                                           Carryforward, if any, will be reduced on a pro rata basis.
-------------------------------------------------------------------------------------------------------

Borrowing:                                 The Fund is authorized to make margin purchases of
                                           securities and to borrow money from brokers and banks for
                                           investment purposes. This practice, which is known as
                                           "leverage," is speculative and involves certain risks. The
                                           Fund also may borrow money for temporary or emergency
                                           purposes or in connection with the repurchase of Interests.
                                           Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act, and such other policies
                                           relating to the use of leverage and borrowing adopted by the
                                           Board. ("See Risk Factors -- Risk of Securities
                                           Investing -- Leverage.")
-------------------------------------------------------------------------------------------------------
Investor Qualifications:                   All Investors must (i) be individuals or companies (other
                                           than investment companies) (as defined in the 1940 Act) (a)
                                           that have a net worth (or, in the case of individuals, a
                                           joint net worth with their spouse) of more than $1.5 million or (b) that have at least $750,000 under the Adviser's or
                                           its affiliates' management, including any amount invested in the Fund, or (c) they must meet certain other qualification requirements; (ii) be U. S. persons for Federal income tax purposes; and (iii) not be charitable remainder trusts.

                                           All prospective Investors must complete a certification that they meet the foregoing requirements and that they will not transfer their Interests except in the limited circumstances permitted under the Declaration of Trust. If an Investor's certification is not received on or before the date
                                           Interests are to be issued, the Investor's subscription will not be accepted.

                                           The Fund, in its sole discretion, may decline to admit
                                           Investors who do not meet such requirements or for any other reason. (See "Investor Qualifications.")
-------------------------------------------------------------------------------------------------------
Investor Suitability:                      An investment in the Fund involves substantial risks. It is possible that an Investor may lose some or all of its
                                           investment. Before making an investment decision, an
                                           Investor should: (i) consider the suitability of this
                                           investment with respect to the Investor's investment
                                           objectives and personal situation; and (ii) consider factors such as the Investor's personal net worth, income, age, risk tolerance and liquidity needs.
-------------------------------------------------------------------------------------------------------
Distributions:                             Although it has no present intention of doing so, the Fund is empowered to make distributions of net income or gains in respect of the Fund. Whether or not distributions are made,
                                           Investors are required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income.
-------------------------------------------------------------------------------------------------------
Limited Liquidity and Restrictions         The Fund is a closed-end management investment company.
on Transfer:                               Closed-end funds differ from open-end management investment companies in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis.

                                           In addition, there is no public market for Interests and
                                           none is expected to develop. With very limited exceptions,
                                           Interests are not transferable, and liquidity is only
                                           provided through repurchase offers made from time to time by the Fund, as described below.

                                           An Interest of an Investor may be transferred only (i) by
                                           operation of law pursuant to the death, divorce, bankruptcy, dissolution or incompetency of such Investor, or (ii) with the prior written consent of the Fund, which may be withheld in the Fund's sole discretion. (See "Repurchases of
                                           Interests and Transfers.")
-------------------------------------------------------------------------------------------------------

Repurchases of Interests:                  The Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors. Repurchases are
                                           made at such times and on such terms as may be determined by the Board, in its sole discretion, and are generally offers to repurchase a specified dollar amount of outstanding
                                           Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the
                                           recommendations of the Adviser and Sub-Adviser. Depending on market conditions and other factors, the Adviser and
                                           Sub-Adviser expect that they will recommend to the Board
                                           that the Fund offer to repurchase Interests from Investors as of March 31, 2005. Thereafter, depending on market
                                           conditions and other factors, the Adviser and Sub-Adviser
                                           expect that they will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each
                                           year, effective as of March 31 and September 30 of each
                                           year.

                                           An investment in the Fund will be subject to a twelve-month lock-up period from the date of initial investment (the
                                           "Lock-Up Period"). As a result, notwithstanding the
                                           anticipation that the Fund may make an offer to repurchase interests on a semi-annual basis, an Investor will not be
                                           able to tender its Interest for redemption unless it has
                                           been an Investor for at least twelve months following the
                                           date of initial investment. Notwithstanding the foregoing, the Board, in its sole discretion, may allow an Investor to redeem its Interest prior to the expiration of the Lock-Up
                                           Period pursuant to a repurchase offer made during such
                                           Lock-Up Period. A redemption of an Investor's initial
                                           capital contribution prior to the expiration of the Lock-Up
                                           Period (assuming consent is given by the Fund) will be
                                           subject to a 1% redemption fee which is payable to the
                                           Adviser and Sub-Adviser. The first tender will not occur
                                           until, the earliest, March 31, 2005.

                                           The Board considers the following factors, among others, in making its determinations with respect to the repurchase of
                                           Interests: (i) whether any Investors have requested the
                                           repurchase of Interests by the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working
                                           capital requirements of the Fund; (iv) the relative
                                           economies of scale with respect to the size of the Fund; (v)
                                           the history of the Fund in repurchasing Interests; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of
                                           Interests upon the Fund and its Investors.

                                           An Investor who tenders for repurchase only a portion of the
                                           Investor's Interest is required to maintain a Capital
                                           Account balance of at least $75,000, net of the amount of
                                           the Incentive Allocation, if any, that is debited from the
                                           Investor's Capital Account as of the Valuation Date. If an
                                           Investor tenders a portion of an Interest and the repurchase of that portion (net of any Incentive Allocation) would
                                           cause the Investor's Capital Account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the
                                           Investor so that the required minimum balance is maintained.

                                           If a repurchase offer is oversubscribed by Investors, the
                                           Fund will repurchase only a pro rata portion of the
                                           Interests tendered by each Investor. If such pro rata
                                           purchase of tendered Interests will result in one or more
                                           Investors holding Interests in an amount less than $75,000
                                           (net of the Incentive Allocation), the Board may, in its
                                           discretion, increase the size of the tender offer to
                                           repurchase such Interests that fall below the minimum
                                           investment amount.

                                           The Declaration of Trust provides that the Fund will be
                                           dissolved if the Interest of any Investor that has submitted a written request, in accordance with the terms of the
                                           Declaration of Trust, for repurchase by the Fund of the
                                           Investor's entire Interest has not been repurchased within a period of two years from the date of the request. (See
                                           "Repurchases of Interests and Transfers -- Repurchases of
                                           Interests.")

                                           The Fund may redeem all or part of an Interest if, among
                                           other reasons, ownership of an Interest by the Investor
                                           would cause the Fund, the Adviser, the Sub-Adviser or any of their respective affiliates to be in violation of
                                           securities, commodities or other laws of the United States or any other relevant jurisdiction.
-------------------------------------------------------------------------------------------------------

Administrator and Other Service            The Fund has retained RSMC to serve as the administrator for
Providers:                                 the Fund and, in connection therewith, RSMC provides, or
                                           arranges to provide, certain accounting, administrative and transfer agency services. In connection with these services, the Fund pays RSMC a monthly administration fee computed at the greater of the annual rate of 0.25% of the net assets of the Fund as of the last day of the month or $90,000 per
                                           calendar year. RSMC and the Fund have retained PFPC, Inc.
                                           (the "Sub-Administrator") to provide certain
                                           sub-administrative services, and RSMC pays a portion of its administration fee to the Sub-Administrator. (See
                                           "Administration, Accounting, Custody and Other Services.")
-------------------------------------------------------------------------------------------------------
Distribution of Interests:                 The Distributor acts as the distributor of Interests on a
                                           best-efforts basis, subject to various conditions, in
                                           accordance with a distribution agreement entered into with the Fund (the "Distribution Agreement"). All distributions of Interests after the closing of the initial offering will be pursuant to Rule 415 under the 1933 Act. The Interests
                                           are being sold subject to an up-front sales charge of up to
                                           5% ("Sales Load") which will be deducted from the proceeds delivered for investment in Interests by the Investor. The
                                           Sales Load will be determined by the distribution and
                                           selling agreements entered into by the Fund in its
                                           discretion. The Fund intends to waive the Sales Load for all
                                           Investors who are also clients of Wilmington Trust Company or its affiliates.

                                           The Distributor may retain Selling Agents, which may be
                                           affiliates of the Adviser. The Selling Agents may be
                                           compensated from the Sales Load charged on purchases of
                                           Interests. In addition, the Adviser may pay Selling Agents on an ongoing basis for the placement of Interests and other services. For example, the Fund may pay for investor
                                           services, account maintenance services and other services
                                           provided by the Distributor and/or Selling Agents. The
                                           Investor Servicing Fee's calculated at the annual rate of
                                           0.25% of the net assets of the Fund, as of the last day of each month. (See "Distribution Arrangements.")
-------------------------------------------------------------------------------------------------------
Risk Factors:                              GENERAL: An investment in the Fund involves substantial
                                           risk, including: the risk of loss of the entire amount
                                           invested; allocation risks; liquidity risks; risks
                                           associated with delays in the investment, payment of
                                           repurchases and re-investment of amounts invested in the
                                           Fund; dependence on the Adviser, the Sub-Adviser and the
                                           Fund Managers; and potential conflicts of interest.
                                           Moreover, the Underlying Funds selected by the Sub-Adviser invest in, and actively trade, securities and other
                                           financial instruments using a variety of strategies and
                                           investment techniques with significant risk characteristics, including risks arising from:

                                               - volatility of the equity, fixed income, commodity and
                                           currency markets;

                                               - borrowings and short sales;

                                               - the leverage associated with trading in the currency
                                           and derivatives markets;

                                               - the potential illiquidity of certain emerging markets;

                                               - bankruptcy or other reorganization and liquidation
                                           proceedings;

                                               - private transactions;

                                               - derivative instruments; and

                                               - counterparty and broker defaults.

                                           There is no assurance that the investment objective of the
                                           Fund will be achieved or that its allocation strategies will be achieved, and results may vary substantially over time.
                                           Listed below are summaries of several specific risks
                                           associated with an investment in the Fund. For a more
                                           detailed discussion of the risks of investing in the Fund, prospective Investors should review carefully the discussion under "Risk Factors," below.

                                           NO OPERATING HISTORY. The Fund is a newly organized,
                                           non-diversified, closed-end management investment company
                                           with no history of operations.

                                        MULTI-MANAGER FUNDS. The performance of the Fund depends on the ability of the Sub-Adviser to select Fund Managers and
                                        Underlying Funds, and on the success of the Fund Managers in managing the assets of the Fund allocated to them. (See
                                        "Risk Factors -- Risks of Securities Investing -- Special
                                        Risks of a Multi-Manager Structure.")

                                        AGGRESSIVE INVESTMENT STRATEGIES. The Underlying Funds may
                                        use investment strategies that involve greater risks than
                                        the strategies used by typical investment companies,
                                        including short sales (which involve the risk of an
                                        unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss to the Fund), leverage and derivative transactions.

                                        FEES AND ALLOCATIONS. The Fund pays a Management Fee and
                                        makes an Incentive Allocation to the Adviser and
                                        Sub-Adviser. In addition, the Fund typically incurs advisory fees and allocations (asset-based and performance-based)
                                        payable to the Fund Managers in connection with its
                                        investments in the Underlying Funds. Such arrangements may create incentives for the Adviser, the Sub-Adviser and Fund
                                        Managers to engage in riskier transactions than would
                                        otherwise be the case if such performance-based compensation were not paid. The Fund may incur performance-based fees or allocations to some Fund Managers even though the
                                        performance of other Fund Managers or the Fund as a whole in a given year is negative. By investing in Underlying Funds indirectly through the Fund, Investors bear a proportionate share of the fees and expenses of the Fund and, indirectly, similar expenses of the Underlying Funds. Investors could
                                        avoid the additional level of fees at the Fund level by
                                        investing directly with the Underlying Funds if they meet
                                        the investment criteria of such funds, although in many
                                        cases access to these Underlying Funds may be limited or
                                        unavailable. (See "Management of the Fund.")

                                        VALUATION OF UNDERLYING FUNDS. The valuation of the Fund's investments in Underlying Funds is ordinarily determined
                                        based upon valuations provided by the Fund Managers for such
                                        Underlying Funds. Certain securities in which the Underlying
                                        Funds invest may not have a readily ascertainable market
                                        price and will be valued by the Fund Managers. In this
                                        regard, a Fund Manager may face a conflict of interest in
                                        valuing the securities, as their value may affect the Fund
                                        Manager's compensation. A committee approved by the Board to review and fair value interests in the Underlying Funds held by the Funds ("the Valuation Committee") reviews the
                                        valuation procedures used by all Fund Managers. The
                                        Valuation Committee and Sub-Adviser may have little or no
                                        means of independently verifying information provided by the
                                        Fund Managers. (See "Calculation of Net Asset Value;
                                        Valuation.")

                                        LIMITED LIQUIDITY. There is no public market for Interests in the Fund and none is expected to develop. Interests are not traded on any securities exchange or other market and
                                        are subject to substantial restrictions on transfer and
                                        repurchase. The Fund may offer to repurchase a portion of
                                        the outstanding Interests from time to time, but is not
                                        required to do so. (See "Repurchases of Interests and
                                        Transfers.")

                                        NO REGISTRATION OF UNDERLYING FUNDS. The Underlying Funds
                                        generally are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to such Underlying
                                        Funds.

                                        INVESTMENTS OUTSIDE THE UNITED STATES. The Fund may invest directly or indirectly in foreign securities, including
                                        securities of offshore Underlying Funds. Investments by the
                                        Underlying Funds in foreign financial markets, including
                                        markets in developing countries, present political,
                                        regulatory and economic risks which are significant and
                                        which may differ in kind and degree from the risks presented by investments in the United States. These may include
                                        changes in foreign currency exchange rates or controls,
                                        greater price volatility, differences in accounting
                                        standards and policies, and in the type and nature of
                                        disclosures required to be provided by foreign issuers,
                                        substantially less liquidity, controls on foreign
                                        investment, and limitations on repatriation of invested
                                        capital. The exposure of the Fund to developing country
                                        financial markets may involve greater risk than investment in a portfolio investing only in developed country financial markets. (See "Risk Factors -- Risks of Securities
                                        Investing -- Foreign Securities.")

                                        LIMITED DIVERSIFICATION. Although the Fund seeks to
                                        diversify risk by allocating assets among different
                                        Underlying Funds, the Fund is a non-diversified investment company. The Fund intends to allocate its assets among a
                                        number of Underlying Funds. However, it is generally
                                        intended that not more than 10% of the assets of the Fund
                                        will be invested in any single Underlying Fund. As a result, the investment portfolio of the Fund may be subject to
                                        greater risk and volatility than if investments had been
                                        made in the securities of a broader range of issuers. (See
                                        "Risk Factors -- Non-Diversified Status.")

                                        UNDERLYING FUND LIMITATIONS. While the Sub-Adviser will
                                        monitor the Fund Managers on a regular basis, the
                                        Sub-Adviser may not able to control the activities of the
                                        Underlying Funds. Underlying Funds may restrict purchases
                                        and redemptions of their interests under certain
                                        circumstances. These limitations will reduce the Fund's
                                        ability to readjust its interests in the Underlying Funds
                                        from time to time. Because the Fund may make additional
                                        investments in Underlying Funds only at certain times
                                        pursuant to limitations set forth in the partnership
                                        agreements or other documents governing the Underlying
                                        Funds, the Fund from time to time may invest some of its
                                        assets temporarily in money market securities. (See "Risk
                                        Factors -- Risks of Securities Investing -- Special Risks of
                                        Multi-Manager Structure.")
----------------------------------------------------------------------------------------------------
Regulatory Matters:                     The Fund is registered as an investment company under the
                                        1940 Act, and Interests of the Fund are registered under the
                                        1933 Act. The Adviser and Sub-Adviser are each registered
                                        with the Securities and Exchange Commission ("SEC") as
                                        investment advisers under the Advisers Act. The Adviser is a wholly owned subsidiary of Wilmington Trust Corporation and an affiliate of Wilmington Trust Company.

                                        Under banking laws, Wilmington Trust Company and its
                                        affiliates are subject to certain restrictions that may
                                        affect their transactions and relationships with the Fund, the investments made by the Fund, and the ability of the
                                        Fund to hold securities. (See "Risk Factors -- Banking
                                        Regulation.")
----------------------------------------------------------------------------------------------------
Taxation:                               The Fund will be treated as a partnership and not as an
                                        association taxable as a corporation for Federal income tax purposes. Accordingly, the Fund should not be subject to
                                        Federal income tax, and each Investor will be required to
                                        report on its own annual tax return such Investor's
                                        distributive share of the taxable income or loss of the
                                        Fund. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be
                                        subject to corporate income tax and any distributions of
                                        profits with respect to the Fund would be treated as
                                        dividends. (See "Taxes.")
----------------------------------------------------------------------------------------------------
ERISA Plans and Other Tax Exempt        Because the Underlying Funds may use leverage, Investors
Entities:                               subject to the Employee Retirement Income Security Act of
                                        1974 ("ERISA") and other tax-exempt Investors may incur
                                        income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable
                                        income. The Fund is not designed for investment by
                                        charitable remainder trusts and, therefore, such trusts may not purchase Interests. (See "Taxes.")
----------------------------------------------------------------------------------------------------

Investor Reports:                       Investors will receive monthly unaudited performance
                                        reports, as well as semi-annual unaudited and annual audited financial reports. The Fund must receive information on a
                                        timely basis from the Underlying Funds to complete its tax reporting requirements.

                                        AN UNDERLYING FUND'S DELAY IN PROVIDING THIS INFORMATION
                                        WILL DELAY THE FUND'S PREPARATION OF AND DELIVERY OF TAX
                                        INFORMATION TO INVESTORS, WHICH WILL REQUIRE INVESTORS IN
                                        THE FUND TO SEEK EXTENSIONS OF THE DEADLINE TO FILE THEIR
                                        TAX RETURNS.

                                        THE FUND ANTICIPATES THAT THIS INFORMATION GENERALLY WILL
                                        NOT BE AVAILABLE BY APRIL 15 OF EACH YEAR AND INVESTORS WILL
                                        LIKELY BE REQUIRED TO FILE FEDERAL AND STATE TAX RETURN
                                        EXTENSION REQUESTS AND PAY, BY THE DUE DATE, ANY TAX
                                        EXPECTED TO BE DUE (THE FILING OF AN EXTENSION TO FILE A
                                        RETURN GENERALLY DOES NOT EXTEND THE DATE ON WHICH TAX
                                        PAYMENTS ARE DUE) WITH RESPECT TO THEIR INDIVIDUAL RETURNS.

                                        PLEASE CONSULT YOUR TAX ADVISERS.
----------------------------------------------------------------------------------------------------
Independent Auditors:                   Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001
                                        Market Street, Philadelphia, PA 19103
----------------------------------------------------------------------------------------------------
Legal Counsel:                          Pepper Hamilton LLP, 3000 Two Logan Square, 18th & Arch
                                        Streets, Philadelphia, PA 19103

                            SUMMARY OF FUND EXPENSES

     The following table illustrates the estimated expenses, fees and performance-based allocations that the Fund expects to incur and Investors can expect to bear. An Investor's returns are reduced by fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to fees assessed by the Fund.

                         INVESTOR TRANSACTION EXPENSES

Maximum Sales Load (as a percentage of offering price)(1)...     5%
Redemption Fee(2)...........................................  1.00%

(1) The Fund intends to waive the Sales Load for all Investors who are also clients of Wilmington Trust Company or its affiliates.
(2) A withdrawal of an Investor's initial capital contribution prior to the twelve month anniversary of the capital contribution is subject to a 1.00% redemption fee which is payable to the Adviser and Sub-Adviser. Withdrawals following the twelve month anniversary are not subject to a redemption fee.

                                ANNUAL EXPENSES

                                                              Percentage of Net Assets
                                                              Attributable to Interests
                                                              -------------------------
Management Fee..............................................         1.00%(1)
Other Expenses..............................................         1.39%(2)
Investor Servicing Fee......................................         0.25%(3)
Total Annual Operating Expenses (excluding Incentive
  Allocation)...............................................            2.64%
Waivers/Reimbursements......................................            0.64%
NET EXPENSES................................................         2.00%(4)


(1) The aggregate management fee of 1.00% is payable by the Fund to the Advise r and Sub-Adviser. The management fee charged to the Fund by each of the Adviser and Sub-Adviser is 0.50%. In addition to the Management Fee, for each fiscal year in which an Investor has earned net profits on its Capital Account an aggregate of 10% of the excess of the net profits and any Loss Carryforward (as defined in the Summary) will be reallocated to the Adviser and the Sub-Adviser.


(2) "Other Expenses" are based on estimated amounts for the current fiscal year. For the Fund's first fiscal year only, the Fund's organizational expenses are included in "Other Expenses."

(3) The Investor Servicing Fee has been waived for calendar year 2004.

(4) The Adviser and Sub-Adviser have agreed to waive fees and/or reimburse expenses of the Fund until December 31, 2006 (the "Expense Limitation Agreement") but only to the extent necessary to assure that total ordinary operating expenses of the Fund do not exceed an annual rate of 2.00% of the average monthly net assets of the Fund (the "Expense Limitation"). The Sub-Adviser's obligation to waive fees and/or reimburse expenses of the Fund is only in an amount equal to the 0.50% management fee that is payable to it. Should additional waivers or reimbursements be required beyond the Sub-Adviser's obligation to meet the Expense Limitation, RSMC shall reimburse additional expenses of the Fund as needed. Except for the Fund's first fiscal year, ordinary operating expenses do not include organizational costs, interest, taxes, the Incentive Allocation and extraordinary expenses. For purposes of the Expense Limitation in the Fund's first fiscal year, organizational costs and offering costs will be included within the definition of operating expenses. The Adviser and Sub-Adviser are entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the end of the fiscal year in which such waiver or reimbursement occurred, if such recovery does not cause the Fund's expenses to exceed the Expense Limitation.


     The purpose of the table above is to assist prospective Investors in understanding the various costs and expenses Investors in the Fund will bear directly. "Other Expenses," as shown above, is an estimate for the current fiscal year, assuming Fund average net assets of $50 million. "Other Expenses" also includes an administration fee payable to RSMC that will be computed at the greater of an annual rate of 0.25% of the net assets of the Fund as of the last day of the month or $90,000 per calendar year, excluding amounts that may be recovered by the Adviser and Sub-Adviser under the Expense Limitation Agreement described in footnote 4 in the table above. If the average net assets are less than $50 million "Other Expenses" will be higher than estimated above.

     For a more complete description of the various costs, expenses and performance-based allocations of the Fund, see "Management of the Fund."

--------------------------------------------------------------------------------

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

     An Investor would pay the following expenses, with and without a 5% sales load, on a $1,000 investment (including the Incentive Allocation, if any, and after contractual fee waivers), assuming a 5% annual return and assuming a 5% Hurdle Rate:

                                                         1 year      3 years      5 years      10 years
                                                         ------      -------      -------      --------
With a 5% Sales Load                                      $69         $110         $152          $270
Without a 5% Sales Load                                   $20         $ 63         $108          $232

     An Investor would pay the following expenses, with and without a 5% sales load, on a $100,000 investment (including the Incentive Allocation, if any, and after contractual fee waivers), assuming a 5% annual return and assuming a 5% Hurdle Rate:

                                                        1 year      3 years      5 years      10 years
                                                        ------      -------      -------      --------
With a 5% Sales Load                                    $6,929      $10,961      $15,218      $27,033
Without a 5% Sales Load                                 $2,030      $ 6,275      $10,755      $23,193

     The Incentive Allocation is 10% of net capital appreciation credited to an Investor's Capital Account over the Hurdle Rate and any Loss Carryforward. Accordingly, in the expense examples above, no Incentive Allocation would be made with respect to the assumed 5% annual return since the annual return does not exceed the assumed Hurdle Rate.

     The foregoing examples are based on the annual expenses and Incentive Allocation, after contractual fee waivers. The foregoing examples are also calculated with and without the 5% sales load on the amounts invested. The Fund intends to waive the sales load for all Investors who are clients of Wilmington Trust Company or its affiliates.

     The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples. If the Fund's actual rate of annual return exceeds 5%, the dollar amounts of expenses could be significantly higher because of the Incentive Allocation.

                                    THE FUND

     The Fund is a newly formed statutory trust, organized on August 13, 2003 under Delaware law and registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund's Interests are registered under the 1933 Act. The Fund's principal office is located at 1100 North Market Street, Wilmington, Delaware 19890, and its telephone number is (302) 651-1587. RSMC serves as the Fund's Adviser, providing day-to-day investment management services. RSMC has delegated investment management responsibility to Guidance, the Fund's sub-adviser, subject to the oversight and supervision of the Fund and RSMC. The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of Independent Trustees.

                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------

GENERAL
--------------------------------------------------------------------------------

     The Fund's investment objective is to generate consistent long-term capital appreciation with low volatility and limited downside risk under a wide range of market conditions.

     Under the terms of the Advisory Agreement, the Board has delegated to the Adviser responsibility for the day-to-day management of the business and affairs of the Fund. In turn, the Adviser has retained Guidance as the Fund's Sub-Adviser to implement the Fund's investment objective, philosophy and strategies, and select the Fund's actual investments, subject to the oversight and supervision of the Adviser and the Board.

     The Sub-Adviser attempts to achieve the objective of the Fund by allocating its assets among a number of Underlying Funds managed by Fund Managers who invest across a range of strategies and markets. This allocation is a critical component of the investment program of the Fund to reduce strategy and manager risk while achieving consistent superior returns. The Sub-Adviser identifies investment strategies by focusing on asset categories, investment regions and particular strategies which it believes are likely to produce attractive absolute returns in a particular economic environment. Investments are re-allocated by the Sub-Adviser from time to time, in its sole discretion, in accordance with these criteria.

     The Fund's investment objective is not fundamental and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Interests.

--------------------------------------------------------------------------------

INVESTMENT STRATEGIES; ALLOCATION OF INVESTMENTS AMONG UNDERLYING FUNDS
--------------------------------------------------------------------------------

     INVESTMENT STRATEGIES. The Sub-Adviser, in its sole discretion, allocates the assets of the Fund in any amounts among Underlying Funds that employ one or more of the following alternative investment strategies:

     (i)  Convertible Arbitrage;

     (ii)  Fixed Income Arbitrage;

     (iii) Managed Futures;

     (iv)  Merger Arbitrage;

     (v)  Balanced Long/Short Equities (i.e. equities hedge); and

     (vi) Other Strategies (e.g. distressed securities, private placements, capital structure arbitrage and index arbitrage).

     The Fund's assets may be allocated among the other strategies as the Sub-Adviser deems appropriate. The Fund may also invest in offshore Underlying Funds.

     The Board reserves the right to alter or modify some or all of the investment strategies of the Fund in light of available investment opportunities and to take advantage of changing market conditions when the Sub-Adviser recommends that such alterations or modifications are consistent with the goal of achieving consistent, long-term capital appreciation with low volatility and limited risk under a wide range of market conditions.

     The alternative investment strategies employed by Underlying Funds are summarized below. For more information, please see the SAI.

     (i) Convertible Arbitrage -- Convertible Arbitrage managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the bond issuer's equity securities. They may hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation.

     (ii) Merger Arbitrage -- Merger arbitrage managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger.

     (iii) Fixed Income Arbitrage -- Fixed income arbitrage managers generally invest in one or more fixed income securities and hedge against underlying market risk by simultaneously investing in another fixed income security.

     (iv) Managed Futures -- Managed futures managers seek to capture technical market inefficiencies (e.g. persistence of trends), and manage leverage diversification. Managed futures managers will typically buy long or sell short a wide range of contracts, limit exposure to any given contract or type of contract and employ systematic measures in an effort to limit risk.

     (v) Balanced Long/Short Equities (Equity Hedge) -- A balanced long/short equities strategy combines core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets. Equity hedge managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions.

     (vi)  Other Strategies including but not limited to:

         -- Capital Structure Arbitrage -- Capital structure arbitrage managers seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure.

         -- Distressed Securities Arbitrage -- Distressed securities managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations).

         -- Index Arbitrage -- Index arbitrage involves the monitoring of index futures prices vis-a-vis the prices of the underlying securities. An index arbitrage manager typically will sell short the index when prices appear to be low relative to the prices of the securities underlying the future while simultaneously buying long (usually on another market) a basket of the underlying securities. A successful trade of this kind locks in a spread that will disappear by the time the futures contract expires.

         -- Special Situations -- Special situations managers seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix.

         -- Volatility Arbitrage -- Volatility arbitrage managers buy undervalued options and sell expensive options while hedging with corresponding stock. Managers typically maintain a portfolio bias that benefits when the market volatility rises in order to protect against sudden downward market moves, since the opposite may prove to be extremely expensive.

     The multi-manager, multi-strategy program of the Fund is designed to spread the risk of investing on several levels. The Fund has been designed to afford the Sub-Adviser the maximum flexibility to allocate assets of the Fund in whatever investment strategies are deemed appropriate for it under prevailing economic and market conditions. Accordingly, the Underlying Funds selected by the Sub-Adviser are permitted to utilize leverage and may invest in a wide range of instruments and markets, including, but not limited to, long and short positions in domestic and foreign equities and equity-related instruments, fixed income and other debt-related instruments, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments, real estate and real estate related investments.

     When they determine that such an investment policy is warranted, Underlying Funds may invest, without limitation, in cash and cash equivalents. The Sub-Adviser may invest the cash balances of the Fund in any instruments it deems appropriate. Any income earned from such investments is reinvested by the Fund in accordance with its investment program.


     ALLOCATIONS OF INVESTMENTS AMONG UNDERLYING FUNDS. Allocation among Underlying Funds is determined based on factors such as an analysis of the potential of each Fund Manager for long-term performance, correlation with other Fund Managers and an Underlying Fund's expected contribution to the targeted risk/return profile of the Fund. Generally, Fund Managers conduct their investment programs through private investment funds or discretionary managed accounts. These investment vehicles typically provide greater flexibility than traditional investment companies that are registered under the 1940 Act, with respect to the types of securities that may be owned, the types of trading strategies that may be employed, and, in some cases, the amount of leverage that can be used. Some Underlying Funds may be "funds-of-funds." All Underlying Funds, subject to any limitations imposed by the 1940 Act, may invest in and actively trade shares of investment companies. (See "Risk Factors -- Risks of Securities Investing -- Investments in Registered Investment Companies.")


     There can be no assurance that the asset allocations made by the Sub-Adviser, on behalf of the Fund, will prove to be as successful as other allocations that might have been made, or as adopting a static approach in which Underlying Funds are not changed.

--------------------------------------------------------------------------------

SELECTION OF FUND MANAGERS
--------------------------------------------------------------------------------


     Fund Managers are identified from a variety of sources, including proprietary databases, commercial databases, capital introduction groups of the major prime brokers, conferences and other industry functions, industry publications, marketing firms, referrals, and an industry-wide information network (both in the United States and Europe) developed by the Sub-Adviser's portfolio management team. Due diligence is performed on a large number of Fund Managers for each identified strategy. Fund Managers that preliminarily fit the investment philosophy of the Sub-Adviser are researched further.


     The Sub-Adviser employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Fund Managers in order to ensure that the allocation guidelines of the Fund are satisfied. Qualitative criteria may include: on-site interviews of the key personnel of the Fund Manager; organizational structure; experience and training of the key personnel; quality and rigor of investment process; quality of support infrastructure (including internal and external professional staff); reporting transparency; whether the key personnel have substantial personal investments in the investment program; and/or consideration of various oversight mechanisms employed in the investment program (including, the presence of risk management discipline and internal controls).

     Quantitative criteria may include: various investment performance statistics (including, historical risk-adjusted returns of investment funds and accounts managed during various time periods and market cycles, if any); down-side deviation; level of assets under management; and/or correlations relative to other Underlying Funds.

     The Sub-Adviser continually monitors the performance of the Fund Managers and the overall composition of the investment portfolio of the Fund in order to reduce Fund Manager risk. The Sub-Adviser seeks to minimize Fund Manager risk by limiting exposure to any single Fund Manager, continually monitoring Fund Managers for performance and style drift and encouraging Fund Managers to provide as much transparency as possible with respect to the characteristics of their portfolios. In addition, the Sub-Adviser maintains regular communications with the Fund Managers through performance reporting and meetings. The identity and number of Fund Managers are expected to change over time. The Sub-Adviser may withdraw from or invest in different Underlying Funds and terminate or enter into new investment advisory agreements, subject to any limitations imposed by the 1940 Act, without prior notice to or the consent of, the Investors.

     Fund Managers are compensated on terms that may include fixed and/or performance-based fees or allocations. Generally, fixed fees to Fund Managers, if applicable, range from 1.0% to 2.0% (annualized) of the average net asset value of the Fund's investment, and performance fees or allocations range from 10% to 25% of the net capital appreciation in the Fund's investment for the year or other measurement period. Each of the Underlying Funds also incurs its own operating expenses. The Fund takes only the net return from the Underlying Funds into account in measuring its performance and in computing the Incentive Allocation to the Adviser and Sub-Adviser.

                                  RISK FACTORS

     Underlying Funds in which the Fund may invest involve substantial risks, including the risk that the entire amount invested may be lost. The Underlying Funds invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. As an investor in the Underlying Funds, the Fund will be exposed to these risks. Various other risks also are associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

     The following summary of principal risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should consider the following principal risks in determining whether an investment in the Fund is a suitable investment. Prospective Investors should read this entire prospectus and the SAI and consult with their own advisers before deciding whether to invest. In addition, because the Fund's investment program may develop and change over time (subject to limitations imposed by applicable laws or by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors. No assurance can be made that profits will be achieved or that substantial losses will not be incurred.

--------------------------------------------------------------------------------

LACK OF OPERATING HISTORY
--------------------------------------------------------------------------------

     The Fund is a newly formed entity and has no operating history upon which prospective Investors may evaluate its past performance. The past investment performance of the Adviser, the Sub-Adviser, the Fund Managers or the Underlying Funds should not be construed as an indication of the future results of the Fund.

--------------------------------------------------------------------------------

RISKS OF SECURITIES INVESTING
--------------------------------------------------------------------------------

     All investments in securities entail the risk of loss. The Underlying Funds may invest in equity and debt securities, options and derivatives, all of which involve particular risks. Securities fluctuate in value on the basis of numerous factors -- often unrelated to the value or characteristics of the particular security or issue -- and those fluctuations can be pronounced.

     There can be no assurance that the Sub-Adviser will be able to select Underlying Funds and Fund Managers that will attain the investment objective of the Fund. In addition, the returns from the Underlying Funds depend upon a variety of factors, including conditions in the global, national and regional economies, conditions in the credit markets, conditions in the securities markets generally and in the market for securities in particular industries or particular regions, political and technological developments, and changes in exchange rates, all of which are beyond the control of the Fund, the Sub-Adviser, their respective affiliates, and the Fund Managers.

     Set forth below is a summary of certain of the risks relating to specific types of securities which are used in the investment programs of the Underlying Funds, and investment strategies which may be employed by the Fund Managers. Although all of these risks may be present in the investment programs of each of the Underlying Funds, they may not be applicable to them to the same degree. The strategies and substrategies that are employed by the Underlying Funds are described in more detail in the SAI.


     As part of its duties, the Sub-Adviser monitors the adherence by Underlying Funds to their stated investment programs and historical investment strategies. In the event that the Sub-Adviser determines that an Underlying Fund is deviating materially from such standards, it will consider appropriate actions seeking to achieve the investment objective of the Fund, including withdrawal of all or a portion of the assets invested in such Underlying Fund. The ability of the Sub-Adviser to make such withdrawals and re-allocate investments is subject to certain risks. (See "Special Risks of a Multi-Manager Structure" in this Section.)


     SHORT SALES. Some or all of the Underlying Funds may attempt to limit their exposure to a possible market decline in the value of its portfolio securities through short sales of securities. In addition, Underlying Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Underlying Fund may "short" a security of a company if, in the Fund Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.


     To effect a short sale, the Underlying Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Underlying Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can increase substantially the impact of adverse price movements on the Underlying Fund. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and, thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.


     An Underlying Fund may also make short sales "against-the-box," in which it sells short securities it owns or has the right to obtain without payment of additional consideration. An Underlying Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.


     FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign securities, including securities of offshore Underlying Funds. Underlying Funds may invest in securities, and derivatives of securities of foreign issuers (both public and private) and in depository receipts, such as American Depository Receipts ("ADRs") that represent indirect interests in securities of foreign issuers. Foreign securities in which Underlying Funds may invest may be listed on foreign exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Underlying Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.


     Other risks of investing in offshore Underlying Funds and foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U. S. dollars) and currency exchange control regulations or other foreign or U. S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Underlying Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, an Underlying Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

     PURCHASING INITIAL PUBLIC OFFERINGS. Underlying Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them.


     SWAP AGREEMENTS. Some or all of the Underlying Funds may enter into equity, interest rate, index, currency rate swap, and other agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Underlying Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange different cash flows, such as interest rates (fixed versus fluctuating rates), currencies, or returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The cash flows to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the interest rate or return on or increase in value of a particular dollar amount invested, in a particular foreign currency, or in a "basket" of securities representing a particular index). Forms of swap agreements also include interest rate "caps," under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and interest rate "collars," under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


     Most swap agreements entered into by an Underlying Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Underlying Fund's current obligations (or rights) under a swap agreement generally would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to such swaps would be limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to a swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that the Underlying Fund contractually is entitled to receive.

     DERIVATIVES. Some or all of the Underlying Funds may invest in, or enter into, financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate ("Derivatives"). Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the performance of an Underlying Fund.

     If an Underlying Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the return of the Underlying Fund or result in a loss. An Underlying Fund also could experience losses if Derivatives were poorly correlated with its other investments, or if a Fund Manager were unable to liquidate an Underlying Fund's position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


     WARRANTS AND RIGHTS. Warrants are Derivatives that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. The market for warrants and rights can become very illiquid. Changes in liquidity may significantly impact the price for warrants and rights.



     OPTIONS AND FUTURES. Underlying Funds may utilize options and futures contracts, including stock index futures contracts. Underlying Funds also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Fund Manager may have difficulty closing out the Underlying Fund's position. Over-the-counter options also may include options on baskets of specific securities.


     Underlying Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Underlying Fund owns the underlying security. The sale of a covered call option exposes an Underlying Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of an uncovered call option subjects the Underlying Fund to the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option plus the premium received. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Underlying Fund's books or with the Underlying Fund's custodian to fulfill the obligation undertaken. The sale of a covered put option exposes an Underlying Fund during the term of the option to a decline in price of the underlying security while depriving the Underlying Fund of the opportunity to invest the segregated assets. The sale of an uncovered put option subjects the Underlying Fund to the risk of a decline in the market price of the underlying security below the exercise price of the option less the premium received.

     The purchase of a call or put option subjects the Underlying Fund to the risk of the loss of its entire investment in the option if the price of the underlying security does not increase above the exercise price of the call option, or decline below the price of the exercise price of the put option, as the case may be, by more than the premium paid. The risk of loss on a call option can be offset, in whole or in part, by a short sale of the underlying security. If an Underlying Fund holds the underlying security, the loss on a put option will be offset, in whole or in part, by the gain on the security.

     An Underlying Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Underlying Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Underlying Fund's position by selling the option previously purchased, although the Fund Manager would be entitled to exercise the option should it deem it advantageous to do so.


     Underlying Funds may enter into futures contracts in U. S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an Investor may look only to the broker for performance of the contract. In addition, any profits an Underlying Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Underlying Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.


     Engaging in these transactions involves risk of loss to the Underlying Funds, which could adversely affect the value of their net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting Underlying Funds to substantial losses.

     Successful use of futures also is subject to a Fund Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Pursuant to regulations or published positions of the SEC, an Underlying Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the manager's ability otherwise to invest those assets.


     CALL AND PUT OPTIONS ON SECURITIES INDICES. Some or all of the Underlying Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes is subject to the Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.



     INTEREST RATE AND CURRENCY FUTURES. Underlying Funds may purchase and sell interest rate futures contracts. An interest rate future obligates an Underlying Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Underlying Funds also may purchase and sell currency futures. A currency future obligates an Underlying Fund to purchase or sell an amount of a specific currency at a future date at a specific price. These Underlying Funds may employ the spot or forward markets for any or all commodities as well. The risk of loss in interest rate and currency futures transactions can be substantial. Successful use of futures depends upon the Fund Manager's ability to predict correctly movements in the direction of the relevant market. This requires different skills and techniques than predicting changes in the price of individual stocks.



     TRADING IN ILLIQUID SECURITIES AND OTHER INVESTMENTS. Certain investment positions in which an Underlying Fund has an interest may be illiquid. Underlying Funds may invest in restricted or non-publicly traded securities and securities on foreign exchanges. This could prevent an Underlying Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. This could also impair the ability of the Fund to distribute repurchase proceeds to an Investor in a timely manner.


     SMALL CAP STOCKS. Underlying Funds may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Underlying Funds may purchase securities in all available securities trading markets.

     INDUSTRY/SECTOR RISK. The Fund may invest in Underlying Funds that focus their investment strategy on particular industry or sector. Investing in Underlying Funds focusing on equity and other securities of specific industry or sector issuers involves substantial risks. Market or economic factors affecting such industry or sector could have a major effect on the value of an Underlying Fund's investments.


     Underlying Funds may target or concentrate their investments in particular markets, sectors or industries. Underlying Funds may also be considered to be non-diversified and invest without limit in a single issuer. As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Underlying Funds are subject to greater volatility than if they had non-concentrated and diversified portfolios. Those Underlying Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that particular industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. Although the Fund intends to invest its assets across a range of strategies and markets, it is possible for the Fund inadvertently to concentrate its assets in one market, industry or sector because of the aggregate investment of Underlying Funds in a particular market, industry or sector.



     INVESTMENTS IN "DISTRESSED" COMPANIES. Underlying Funds may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as loans, loan participations, claims held by trade or other creditors, non-performing and sub-performing mortgage loans, fee interests in real estate, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk. Underlying Funds that make such investments may lose a substantial portion or all of their investments in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for Fund Managers to obtain information as to the true condition of such entities.



     INVESTMENTS IN REGISTERED INVESTMENT COMPANIES. The Fund, subject to limitations imposed by the 1940 Act, may invest in Underlying Funds that invest in and may actively trade shares of investment companies, and the Fund may directly invest in money market investment companies. An Investor who meets the conditions for investment in an investment company could invest directly therein and avoid exposure to the special risks of a multi-manager structure, including multiple layers of fees. In addition, the provisions of the 1940 Act, among other things, place restrictions on the amount of leverage that may be employed in the investment program of an investment company and prohibit and restrict the ability of an investment company from engaging in certain types of transactions, including "affiliate transactions." Although such restrictions and prohibitions may be regarded as providing additional protections to Investors, in some cases such restrictions and prohibitions might limit the investment return of Investors in an investment company as compared to investments in other Underlying Funds. (See "Special Risks of a Multi-Manager Structure" in this section.)


     EVENT RISK. Certain investments by Underlying Funds are based on the anticipated outcomes of company specific or transaction specific situations, and certain other investments by Underlying Funds are based on the anticipated outcomes of broader changes in markets or the economy. If the outcomes are not as anticipated (either because the change did not occur, did not occur in the manner or to the extent anticipated, or, in the worst case, because the outcome was contrary to what had been anticipated), Underlying Funds which make such investments could suffer losses and loss of opportunities for alternative investments.

     LEVERAGE. Some or all of the Underlying Funds may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks.


     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U. S. markets and varying (typically lower) percentages with respect to transactions in non-U. S. markets. Borrowings to purchase equity securities typically are secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements. (See "Reverse Repurchase Agreements" in this section.)



     Although leverage will increase investment return if an Underlying Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Underlying Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Fund's investments in Underlying Funds. In the event that an Underlying Fund's equity or debt instruments decline in value, the Underlying Fund could be subject to a "margin call" or "collateral call," pursuant to which the Underlying Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Underlying Fund's assets, the Fund Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging is subject to interest costs that may or may not be recovered by return on the securities purchased. The Underlying Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. The Sub-Adviser is not able to control the amount of, or the ability of a Fund Manager to incur any leverage.

     Although the Fund does not anticipate doing so, it may also determine to borrow money for temporary or emergency purposes or in connection with a repurchase of Interests. The Fund may not borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Fund may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the Fund's total asset level below what is required by the 1940 Act or the Fund's loan agreements.

     LENDING PORTFOLIO SECURITIES. Some or all of the Underlying Funds may lend securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Underlying Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities and may earn interest or other compensation with respect to the loaned securities. The Fund might experience risk of loss if the institution with which an Underlying Fund has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.


     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Some or all of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery of and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Underlying Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Underlying Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Fund Manager on a forward basis will not honor its purchase obligation. In such cases, an Underlying Fund may incur a loss.


     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage which may also increase the volatility of the Underlying Fund's investment portfolio.


     SPECIAL RISKS OF A MULTI-MANAGER STRUCTURE. The Sub-Adviser invests assets of the Fund through Underlying Funds. The success of the Fund depends upon the ability of the Sub-Adviser and Fund Managers to develop and implement investment strategies that achieve the objectives of the Fund and the Underlying Funds, respectively. For example, the inability of a Fund Manager effectively to hedge an investment strategy that it utilizes may cause the assets of the Fund invested with such Underlying Fund to decline significantly in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Sub-Adviser and the Fund Managers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized. In addition, the overall performance of the Fund is dependent not only on the investment performance of individual Underlying Funds, but also on the ability of the Sub-Adviser to select and allocate assets among such Underlying Funds effectively on an ongoing basis. There can be no assurance that the allocations made by the Sub-Adviser will prove as successful as other allocations that might have been made, or as adopting a static approach in which Underlying Funds are not changed.



     VALUATION OF UNDERLYING FUNDS. There will be no daily valuation of the Fund's investments in the Underlying Funds. The valuation of the Fund's investments in Underlying Funds is ordinarily determined based upon valuations provided by the Fund Managers for such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Fund Managers. In this regard, a Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Fund Manager's compensation. Although the Valuation Committee reviews the valuation procedures used by all Fund Managers, the Valuation Committee cannot confirm the accuracy of valuations provided by Fund Managers. In addition, the net asset values or other valuation information received by the Valuation Committee from an Underlying Fund are typically estimated, and may be subject to later adjustment or revision by the Underlying Fund. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. Subject to the 1940 Act, the Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by an Underlying Fund unless such adjustment or revision is material. If a Fund Manager's valuations are consistently delayed, missing or inaccurate, the Sub-Adviser generally will consider whether the Underlying Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in an Underlying Fund quickly, and could therefore be obligated to continue to hold the interests. In such a case, the Valuation Committee may value the interests without the benefit of the Fund Manager's valuations, and the Valuation Committee may determine to discount the value of the interests or value them at zero. (For a more detailed discussion of the Fund's and Board's policies and procedures concerning valuation issues, see "Calculation of Net Asset Value; Valuation.")


     INFORMATION FROM FUND MANAGERS. Underlying Funds that are Private Funds may not be registered as investment companies under the 1940 Act, and, therefore, the Fund and Investors will not have the protections of the 1940 Act with respect to the Fund's investments in those Underlying Funds. For example, funds registered under the 1940 Act are subject to provisions that limit transactions with affiliates and that require that a fund have a separate custodian and independent directors or trustees. In addition, registered funds are subject to reporting requirements that mandate the disclosure of the underlying instruments and investment strategies of a fund's portfolio. Although the Sub-Adviser receives detailed information from each Fund Manager regarding its historical performance and investment strategy, in most cases, the Sub-Adviser has little or no means of independently verifying this information. Furthermore, detailed information on the underlying investments of an Underlying Fund may not be made readily or timely available to the Fund. The absence of such information may result in losses to an Underlying Fund.



     MULTIPLE LAYERS OF FEES. By investing in Underlying Funds indirectly through the Fund, Investors bear a proportionate share of the fees and expenses of the Fund and, indirectly, similar expenses of the Underlying Funds. Investors could avoid the additional level of fees at the Fund level by investing directly with the Underlying Funds provided they meet the investment criteria of the Underlying Funds, although in many cases access to these Underlying Funds may be limited or unavailable.


     INDEPENDENT FUND MANAGERS. Each Fund Manager will receive performance-based allocations to which it is entitled irrespective of the performance of the other Fund Managers and the Fund generally. Accordingly, a Fund Manager with positive performance may receive compensation from the Fund, and, thus, indirectly from Investors, even if the overall investment return of the Fund is negative. Investment decisions for the Underlying Funds are made by the Fund Managers entirely independently of each other. As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

     PROPRIETARY INVESTMENT STRATEGIES. Selected Underlying Funds may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Sub-Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Fund Manager or the Sub-Adviser. The Fund Managers generally use investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds. The investment niche, arbitrage opportunity or market inefficiency exploited by a particular Underlying Fund may become less profitable over time as market conditions change.

     SUB-ADVISED ACCOUNT ALLOCATIONS. The Fund may place assets with a number of Fund Managers through opening discretionary managed accounts rather than investing in Private Funds. Sub-Advised Accounts would be subject to the Fund's investment restrictions and the 1940 Act. In addition, the Sub-Advised Accounts could, depending on the investment program utilized, expose the Fund to theoretically unlimited liability, and it is possible, given the leverage which certain of the Fund Managers may use to achieve their investment objectives, that the Fund could lose more by being invested in a Sub-Advised Account directed by a particular Fund Manager than if the Fund had been invested in a Private Fund managed by such Fund Manager.


     INVESTMENTS IN NON-VOTING STOCK. Underlying Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult to monitor whether the holdings of the Underlying Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in an Underlying Fund in non-voting form. Additionally, the Fund may need to limit the amount of voting securities it holds in any particular Underlying Fund, and may as a result hold substantial amounts of non-voting securities in a particular Underlying Fund. To the extent that the Fund holds non-voting securities of an Underlying Fund, it will not be able to vote on matters that require the approval of the investors in the Underlying Fund. This restriction could diminish the influence of the Fund in an Underlying Fund and adversely affect its investment in the Underlying Fund, which could result in unpredictable and potentially adverse effects on Investors.


     DELAYS IN INVESTMENT IN UNDERLYING FUNDS. It is the intention of the Sub-Adviser that at all times the Fund will be fully invested in Underlying Funds. However, from time to time, one or more Underlying Funds may limit the amount of additional capital that they will accept from the Fund. In addition, even when additional investments are permitted by Underlying Funds, the Fund may make additional investments in an Underlying Fund only at certain times pursuant to limitations set forth in the governing documents of such Underlying Fund. In any such event, pending the allocation to additional Underlying Funds, or the agreement of the existing Underlying Funds to accept additional capital contributions from the Fund, initial or additional capital contributions made by Investors may be temporarily invested in money market instruments which may, subject to applicable law, include money market funds sponsored by and/or advised by the Adviser, Sub-Adviser or its affiliates. Under such circumstances, continued sales of Interests will dilute the participation of existing Investors in the Underlying Funds in which the applicable Fund is invested.



     REPURCHASES; RE-ALLOCATION OF INVESTMENTS. As discussed above, the Sub-Adviser intends to invest the assets of the Fund in at least 15 to 20 Underlying Funds managed by independent Fund Managers. Typically, the terms of the governing documents of Underlying Funds affect the ability of the Fund to withdraw any amount invested in the Underlying Funds and may be subject to certain restrictions and conditions, including restrictions on the withdrawal of capital for an initial period of as long as two years, restrictions on the amount of redemption requests and the number of times a year when redemption requests can be made (which could be no more frequently than annually), and investment minimums which must be maintained. Consequently, the ability of the Fund to repurchase all or any portion of an Investor's Interest may be adversely affected to varying degrees by such restrictions depending on, among other things, the length of any restricted periods imposed by the Underlying Funds, the amount and timing of a repurchase offer in relation to the time remaining of any restricted periods imposed by related Underlying Funds, the next regularly scheduled redemption dates of such Underlying Funds and the satisfaction of other conditions. Also, the ability of the Sub-Adviser to reallocate investments among existing or new Underlying Funds or to replace an existing Fund Manager at any particular time may be adversely affected by such restrictions and conditions. The ability of an Investor to request a repurchase of all or any portion of a Capital Account is also subject to the other conditions discussed herein. (See "Repurchases of Interests and Transfers.")



     OTHER RISK FACTORS. Underlying Funds generally are permitted to redeem their interests in kind. Thus, upon the withdrawal by the Fund of all or a portion of its interest in an Underlying Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Sub-Adviser will seek to dispose of these securities in a manner that is in the best interests of the Fund.


     A noncorporate Investor's share of the investment expenses of the Fund (including any asset-based fees at the Fund and Underlying Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate Investor's alternative minimum tax liability.

     The Fund may agree to indemnify certain of the Underlying Funds and their Fund Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

--------------------------------------------------------------------------------

BANKING REGULATION
--------------------------------------------------------------------------------


     The Adviser is a wholly owned subsidiary of Wilmington Trust Corporation, and as such is subject to regulation under banking law, including for certain affiliates, the Bank Holding Company Act of 1956, as amended, and to regulation by U. S. bank regulatory agencies, including, as appropriate, the Board of Governors of the Federal Reserve and the Office of the Comptroller of the Currency. These banking laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies restrict the transactions and relationships between Wilmington Trust Corporation and its affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.


--------------------------------------------------------------------------------

INCENTIVE COMPENSATION
--------------------------------------------------------------------------------


     The Fund pays a Management Fee and makes an Incentive Allocation to the Adviser and Sub-Adviser. In addition, the Fund typically incurs advisory fees and allocations (asset-based and performance-based) payable to the Fund Managers in connection with its investments in the Underlying Funds. Such arrangements may create incentives for the Adviser, Sub-Adviser and Fund Managers to engage in riskier transactions than would otherwise be the case if such performance-based compensation were not paid. The Fund may incur performance-based fees or allocations to some Fund Managers even though the performance of other Fund Managers or the Fund as a whole in a given year is negative. In addition, because such performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation of assets, the allocation may be greater than if it were based solely on realized gains.


--------------------------------------------------------------------------------

LIQUIDITY RISKS
--------------------------------------------------------------------------------

     Interests in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer and withdrawal. Although the Fund may offer to repurchase Interests from time to time, an Investor may not be able to dispose of Interests in the Fund. Depending on market conditions and other factors, the Sub-Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase Interests from Investors two times each year, in March and October.

--------------------------------------------------------------------------------

NON-DIVERSIFIED STATUS
--------------------------------------------------------------------------------

     There are no percentage limitations imposed by law on the percentage of the Fund's assets that may be invested in the securities of any one issuer. However, it is generally intended that not more than 10% of the assets of the Fund will be invested in any single Underlying Fund. The Sub-Adviser believes that this approach will help to reduce overall investment risk.

--------------------------------------------------------------------------------

DISTRIBUTIONS TO INVESTORS AND PAYMENT OF TAX LIABILITY
--------------------------------------------------------------------------------

     The Fund does not intend to make periodic distributions of net income or gains, if any, to Investors. Whether or not distributions are made, Investors are required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income. The amount and times of any distributions is determined in the sole discretion of the Board.

     Investors will likely be required to request extensions of time to file their personal income tax returns. The Fund does not expect to be able to provide estimates of each Investor's taxable income before the due date for filing extensions and paying estimated taxes. Investors should consult their tax adviser concerning how such delayed reporting may affect them.

                             CONFLICTS OF INTEREST


     RSMC, Guidance, and their respective affiliates, partners, officers and employees, including those involved in the investment activities and business operations of the Fund (collectively, for the purposes of this section "Advisory Affiliates"), are engaged in businesses unrelated to the Fund. This may be a consideration of which the Investor should be aware. Set forth below is disclosure related to a number of possible conflicts that may arise. This disclosure is not intended to be exhaustive, but illustrative.


     Advisory Affiliates from time to time may invest proprietary or client capital with portfolio managers, including Fund Managers selected for the Fund, and may also invest in the same management companies of hedge fund managers that may be purchased for the Fund. In addition, Advisory Affiliates may have other business relationships with such Fund Managers and/or Underlying Funds, including without limitation, prime brokerage relationships.

     Guidance provides investment management services to other clients, including other multi-manager funds and managed accounts that follow investment programs substantially similar to that of the Fund. As a result, where a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, Guidance would be required to choose among the Fund and such other clients in allocating such opportunity and may be required to allocate less of such opportunity to the Fund than it would ideally allocate if it did not provide investment management services to other clients. In addition, Guidance may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by Guidance or its affiliates have made investments that would have been suitable for the Fund but, for various reasons, were not pursued by, or available to, the Fund. Guidance attempts to allocate limited investment opportunities among the Fund and its other client accounts in a manner it believes to be reasonable and equitable.

     Guidance may allocate assets of the Fund to Fund Managers affiliated with it or RSMC or with which Advisory Affiliates have a business relationship, but not on terms more favorable to such Fund Managers than could be obtained through arm's length negotiation. Such business relationships could include agreements pursuant to which an Advisory Affiliate provides services to a Fund Manager and is compensated by receiving a share of such Fund Manager's revenue, including revenue based on a percentage of the Fund Manager's assets under management. Advisory Affiliates may enter into placement agent agreements with a Fund Manager, pursuant to which such Fund Manager may compensate Advisory Affiliates for referring investors (other than the Fund) to the Fund Manager.

     Subject to applicable law, the Fund may enter into transactions with Advisory Affiliates. RSMC and Guidance, as the case may be, will, to the extent required by law, obtain the appropriate consents prior to entering into such transactions. The Fund may enter into transactions to purchase or sell securities from affiliates of RSMC or Guidance only if the Fund has received an exemptive order from the SEC or the staff of the SEC has published a no-action position that such transactions will not be challenged by the SEC staff. At present, the Fund does not intend to seek such no-action or exemptive relief.

     The Fund Managers may manage other accounts and may have financial incentives to favor certain of such accounts over the Fund. The proprietary accounts and other customer accounts of the Fund Managers may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Fund Managers may give advice and recommend securities to, or buy or sell securities for, their respective portfolio or managed accounts in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

     A Fund Manager may purchase investments that are issued, or the subject of an underwriting or other distribution, by an Advisory Affiliate. A Fund Manager may invest, directly or indirectly, in the securities of companies affiliated with Guidance, RSMC or in which an Advisory Affiliate has an equity or participation interest. The purchase, holding and sale of such investments for the Fund may enhance the profitability of the Advisory Affiliate's own investments in such companies.

     Other present and future activities of Advisory Affiliates, the Fund Managers and/or their affiliates may give rise to additional conflicts of interest.

                                USE OF PROCEEDS

     The proceeds from the sale of Interests, net of the Fund's organization costs, offering costs and fees and expenses, will be invested in accordance with the Fund's investment program. The organizational and initial offering costs of the Fund are expected to total approximately $325,000.

     The Fund intends to invest net proceeds from the sale of Interests within one month after receipt of such proceeds by the Fund. The Underlying Funds in which the Fund invests may restrict investments in such Underlying Funds on a monthly or quarterly basis. To the extent that the Fund desires to invest in an Underling Fund that accepts investments on a quarterly basis and an Investor makes an investment in the Fund in a month that does not correlate with such quarterly investment window, all or a portion of an Investor's investment in the Fund may not be invested within one month of the Fund's receipt of such proceeds. Thus, there may be a delay in investing an Investor's entire investment proceeds in accordance with the Fund's investment program.

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

GENERAL
--------------------------------------------------------------------------------

     The Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of Independent Trustees. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company that is organized as a corporation.

--------------------------------------------------------------------------------

THE ADVISER
--------------------------------------------------------------------------------


     RSMC is a Delaware corporation located at 1100 North Market Street, Wilmington, Delaware 19890, and is registered as an "investment adviser" under the Advisers Act. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation and an affiliate of Wilmington Trust Company. RSMC provides asset management services to individuals, personal trusts, municipalities, corporations and other registered investment companies. As of September 30, 2003, RSMC had $5.5 billion assets under management.



     RSMC serves as the Adviser of the Fund pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser shall, subject to the supervision and control of the Board, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop and supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; (iv) supervise the Sub-Adviser in all respects; (v) recommend to the Board the termination, continuation, renewal or non-renewal of the Sub-Advisory Agreement; (vi) determine all fee waivers and expense reimbursements; (vii) determine whether to waive the five (5) business day pre-investment deposit rule for initial investments and subsequent investments by Investors; (viii) supervise the Sub-Adviser, Custodian, Sub-Custodian and Distributor on behalf of the Fund; and (ix) take such further actions with respect to the foregoing as the Adviser shall deem necessary or advisable. In performing its duties under the Advisory Agreement, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment Sub-Advisory agreements with any registered investment advisers, subject to such approvals of the Board and Investors of the Fund as may be required to comply with applicable provisions of the 1940 Act. The Adviser is not required to, but may, hold Interests in the Fund.


     The Fund pays the Adviser a Management Fee, computed and paid monthly at an annual rate of 0.50% of the net assets of the Fund as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation). In addition, the Adviser will receive a performance-based Incentive Allocation that is determined by reallocating to the Adviser a percentage of the net profits otherwise allocable to each Investor. (See "Capital
Accounts -- Allocation of Net Profits and Net Losses; Incentive Allocation.")

     If an Investor acquires an Interest on a date other than the first day of a month or withdraws all or a portion of such Investor's interest on a date that is other than the last day of a calendar month, the Management Fee shall be prorated with respect to the Interest acquired or withdrawn for such month.

     The Advisory Agreement was approved by a majority of the Board of Trustees, including a majority of the Independent Trustees, at a meeting called for such purpose on November 12, 2003. The Advisory Agreement was approved for an initial term expiring December 1, 2005, and it will be automatically renewed thereafter for successive one-year terms, unless the Board (acting on behalf of the Fund) or the Adviser elects to terminate the Advisory Agreement on 60 days' prior written notice to the other.

--------------------------------------------------------------------------------

THE SUB-ADVISER
--------------------------------------------------------------------------------

     Guidance is an Illinois limited liability company located at 700 Rockland Road, Rockland, Delaware 19732, and is registered as an "investment adviser" under the Advisers Act. Guidance is controlled by Messrs. Brian C. Ziv and D. Trowbridge Elliman, III. Guidance provides asset management services to private investment vehicles that seek alternative investment strategies. Guidance specializes in fund-of-funds investment management and provides investment advice to its own proprietary fund-of-funds. As of September 30, 2003, Guidance had $231 million assets under management.

     Guidance serves as the Sub-Adviser of the Fund pursuant to the Sub-Advisory Agreement. Under the terms of the Sub-Advisory Agreement, the Sub-Adviser shall, subject to the supervision and control of the Adviser and Board: (i) obtain and evaluate economic, statistical and financial data and information and undertake additional investment research for the management of the investment and reinvestment of Fund assets in accordance with the Fund's investment objective;
(ii) identify Underlying Funds which the Sub-Adviser believes appropriate for the Fund in light of the Fund's investment objective; (iii) allocate the Fund's assets among Underlying Funds in light of the Fund's investment objective; (iv) purchase, sell and redeem securities of Underlying Funds and other issuers on behalf of the Fund, including the completion and execution of subscription agreements or similar contracts on behalf of the Fund with respect to, and placing orders for, such purchases and sales; (v) monitor the performance of the Underlying Funds in which the Fund is invested; (vi) evaluate and recommend appropriate changes to the Fund's investment objective from time to time; (vii) provide such other advice and services as Adviser or the Board may from time to time reasonably request in connection with the investment operations of the Fund; (viii) regularly report to the Adviser and the Board with respect to the implementation of the investment policies of the Fund; and (ix) provide reports to the Fund's Board for consideration at meetings of the Board on the investment program for the Fund and the issuers and securities represented in the Fund's portfolio, and furnish the Board such periodic and special reports as the Trustees and the Adviser may reasonably request.

     In performing its duties under the Sub-Advisory Agreement, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services. The Sub-Adviser is not required to, but may hold Interests in the Fund.

     The Fund pays the Sub-Adviser a Management Fee, computed and paid monthly at an annual rate of 0.50% of the net assets of the Fund under the Sub-Adviser's management as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation). In addition, the Sub-Adviser will receive a performance-based Incentive Allocation that is determined by reallocating to the Adviser a percentage of the net profits otherwise allocable to each Investor. (See "Capital Accounts -- Allocation of Net Profits and Net Losses; Incentive Allocation.")

     If an Investor acquires an Interest on a date other than the first day of a month or withdraws all or a portion of such Investor's interest on a date that is other than the last day of a calendar month, the Management Fee shall be prorated with respect to the Interest acquired or withdrawn for such month.

     The Sub-Advisory Agreement was approved by a majority of the Board of Trustees, including a majority of the Independent Trustees, at a meeting called for such purpose on November 12, 2003. The Sub-Advisory Agreement was approved for an initial term expiring November 30, 2005, and it will be automatically renewed thereafter for successive one-year terms, unless the Board (acting on behalf of the Fund) or the Adviser elects to terminate the Sub-Advisory Agreement on 60 days' prior written notice to the other.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     Robert J. Christian and John R. Giles of RSMC are primarily responsible for monitoring the day-to-day investment activities of Guidance and the administrative activities of the Fund. Brian C. Ziv, D. Trowbridge "Toby" Elliman, III, Jacob Rossof and

Christopher Walvoord comprise Guidance's Investment Committee and are responsible for the management process of and investment selection for, the Fund. Each portfolio manager's business experience is as follows:

     ROBERT J. CHRISTIAN. Mr. Christian is a director and President of RSMC. He has been a director of RSMC since February 1996. From 1994 to 1996, he was Chairman and a director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. he was also Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and a director of Provident Capital Management from 1993 to 1996. Mr. Christian is also the President, Chairman of the Board and a trustee of, the Fund.

     JOHN R. GILES. Mr. Giles is a Vice President of RSMC. He has been with RSMC and/or its affiliates since 1996. Prior to joining RSMC and its affiliates, he held senior leadership positions at several prominent financial and asset management companies. Mr. Giles is the Chief Financial Officer, Vice President and Treasurer of the Fund.

     BRIAN C. ZIV, CFA. Mr. Ziv is a founding member and Chief Investment Officer of Guidance and a member of the firm's Investment Committee. Prior to forming Guidance in September 2001, he was Chief Investment Officer of Graystone Wealth Management Services, a division of Morgan Stanley, where he helped found and develop Graystone's consulting practice, serving as the firm's first Director of Research. Mr. Ziv was with Graystone from 1994 to 2001. Mr. Ziv's research includes analysis of hedge funds and hedge fund strategies. He has also done extensive work on tax-sensitive portfolio construction and use of non-traditional investment strategies. He has published articles on a wide range of investment topics, including portfolio strategy, use of hedge funds and investment manager selection.

     D. TROWBRIDGE "TOBY" ELLIMAN, III. Mr. Elliman is a founding member of Guidance and a member of the firm's Investment Committee. Prior to forming Guidance in September 2001, he was a Senior Vice President and Financial Adviser with Morgan Stanley. Mr. Elliman was with Morgan Stanley from 1991 to September 2001. At Morgan Stanley Mr. Elliman worked with major financial institutions developing and marketing alternative investment products. Mr. Elliman helped lead the development and launch of Morgan Stanley Market Street Managed Futures L.P., a commodities futures fund for Morgan Stanley clients. He also worked closely with Oxford Advisors Ltd. in developing and marketing a family of offshore hedge fund products, including the Oxford Strategic Income Fund and the Oxford Strategic Market Neutral Fund.

     JACOB ROSSOF, CFA AND FRM. Mr. Rossof is a member of Guidance, focusing on hedge fund manager research. He is also a member of the firm's Investment Committee. Prior to joining Guidance in September 2001, he was an analyst at Graystone Wealth Management Services, a division of Morgan Stanley. At Graystone he was responsible for recommending and monitoring alternative investment managers across many different strategies. Mr. Rossof was with Morgan Stanley from 1999 to September 2001. From 1997 to 2001, he was a Senior Investment Analyst at Ennis, Knupp and Associates where he was responsible for their alternative investment capabilities. Mr. Rossof started his career in 1993 at John Nuveen and Co. At Nuveen, he was primarily responsible for monitoring the performance of a portfolio of municipal bonds.

     CHRISTOPHER WALVOORD. Mr. Walvoord is a principal of Guidance and a member of the firm's Investment Committee. Mr. Walvoord has been with Guidance since September 2002. Prior to joining Guidance, Mr. Walvoord was Director of Hedge Fund Investments at the Northern Trust Company. At Northern Trust, Mr. Walvoord oversaw all aspects of the investment process for the firm's hedge funds program. Prior to joining Northern Trust in 1996, Mr. Walvoord was an associate at John Nuveen and Co., and a member of its Capital Markets Group, where he modeled municipal derivative transactions for investment banking clients.

             ADMINISTRATION, ACCOUNTING, CUSTODY AND OTHER SERVICES

     The Fund has retained RSMC to serve as the administrator for the Fund. Pursuant to an agreement between RSMC and the Fund (the "Administration Agreement"), RSMC provides or arranges accounting, administrative and transfer agency services to the Fund. In connection with these services, the Fund pays RSMC a monthly Administration Fee computed at the greater of the annual rate of 0.25% of the net assets of the Fund as of the last day of the month, or $90,000 per calendar year. RSMC and the Fund have retained PFPC Inc. located at 103 Bellevue Parkway, Wilmington, DE 19809, as a Sub-Administrator to assist it by providing certain accounting, administration and transfer agency services to the Fund.


     The Fund's cash and securities are held under a Custodian Agreement with Wilmington Trust Company, an affiliate of RSMC and the Fund (the "Custodian"). The principal address of the custodian is 1100 North Market Street, Wilmington, DE

19890. The Custodian has also retained PFPC Trust Company to serve as sub-custodian to the Fund. The principal business address of the Sub-Custodian is 8800 Tinicum Blvd., Philadelphia, PA 19153.


     The Fund has retained PFPC Inc. (the "Escrow Agent") to act as the Fund's escrow agent. The Escrow Agent will hold monies submitted by potential Investors of the Fund until their subscriptions are accepted by the Fund.

                                 FUND EXPENSES

     The Fund bears, among others, the following expenses: (a) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, reasonable out-of-pocket expenses incurred in monitoring and evaluating Underlying Funds and Fund Managers (e.g., security background inquiries regarding existing and prospective Fund Managers), interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on non-U. S. dividends; (b) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal and state laws; (c) the costs and expenses of holding meetings of the Board and any meetings of Investors, including costs associated with the preparation and dissemination of proxy materials; (d) the fees and disbursements of legal counsel to the Fund, legal counsel to the Independent Trustees of the Fund, independent auditors of the Fund and other consultants and professionals engaged on behalf of the Fund; (e) the Management Fee; (f) the fees payable to fund accounting agents, transfer agents, custodians and other persons providing administrative services to the Fund; (g) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund and/or the Board; (h) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors; (i) any entity-level taxes; and
(j) such other expenses as may be approved by the Board. As noted in the expense table under "Summary of Fund Expenses," the Adviser and Sub-Adviser may be entitled to recoup certain expenses and waivers over time.

     All fees and expenses, duties and charges are charged to the Fund as the Board determines to be reasonable. In the case of any fees or expenses of a regular or recurring nature, such as audit fees, the Board may calculate such fees and expenses on an estimated figure for yearly or other periods in advance and accrue the same in equal proportions over any period.

     The Fund's organizational costs will be borne, expensed as incurred, by the Fund and are estimated at $250,000. In addition, the Fund will bear certain offering costs of approximately $75,000, associated with the initial offering of Interests. Such offering expenses will be amortized over a twelve month period beginning in January 2004. Offering costs cannot be deducted by the Fund or Investors for tax purposes.

                                 FISCAL PERIOD

     A new accounting period ("Fiscal Period") will commence on the first day of each fiscal year, on each date of any capital contribution to the Fund and on each date next following the date of repurchase of an Investor's Interest (in whole or in part), and the prior Fiscal Period will end on the date immediately preceding such date of commencement of a new Fiscal Period.

                            INVESTOR QUALIFICATIONS

     Interests are only being offered to Investors that are qualified Investors. Currently, qualified Investors include (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1.5 million; (ii) natural person or companies (other than investment companies) who have at least $750,000 under the management of the Adviser or its affiliates including any amount invested in the Fund; (iii) persons who are "Qualified Purchasers" as defined by the 1940 Act and the rules thereunder; and
(iv) certain "knowledgeable employees" of the Adviser or Sub-Adviser who participate in the investment activities of the Adviser or Sub-Adviser. In addition, Interests are offered only to Investors that are U. S. persons for Federal Income tax purposes. Interests may not be purchased by charitable remainder trusts. Prospective Investors must provide a written certification that states that the Investor meets these requirements before the Investor may invest in the Fund. The form of this Investor certification is contained in Appendix A of this prospectus. The Fund is not obligated to sell through brokers, dealers or other financial institutions, any Interests that have not been placed with qualified Investors that meet all applicable requirements to invest in the

Fund. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

                     REPURCHASES OF INTERESTS AND TRANSFERS
--------------------------------------------------------------------------------

NO RIGHT OF REDEMPTION OR TRANSFERS
--------------------------------------------------------------------------------

     No Investor or other person holding an Interest or a portion of an Interest acquired from an Investor has the right to require the Fund to redeem that Interest or any portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity is provided only through limited repurchase offers that are made from time to time by the Fund. Any transfer of an Interest in violation of the Declaration of Trust will not be permitted and will be void. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. (For information on the Fund's policies regarding transfers of Interest, see "Repurchases and Transfers of Interests -- Transfers of Interests" in the SAI.)
--------------------------------------------------------------------------------

REPURCHASES OF INTERESTS
--------------------------------------------------------------------------------

     The Fund expects to make offers, from time to time, to repurchase outstanding Interests pursuant to written tenders by Investors. Repurchase offers are made at such times and on such terms as may be determined by the Board, in its sole discretion, and are generally offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the recommendations of the Adviser and Sub-Adviser.

     Depending on market conditions and other factors, the Adviser and Sub-Adviser expect that they will recommend to the Board that the Fund offer to repurchase Interests from Investors as of March 31, 2005, and thereafter, depending on market conditions and other factors, twice each year, effective as of March 31 and September 30 of each year. The Fund cannot repurchase an Interest until at least 60 days after tender in writing by an Investor of the Investor's intention to exercise the repurchase right, and the Fund will not set the repurchase price earlier than 60 days after receipt of a tender offer. The Declaration of Trust provides that the Fund will be dissolved if the Interest of any Investor that has submitted a written request, in accordance with the terms of the Declaration of Trust, for repurchase of its Interest, has not been repurchased by the Fund within a period of two years from the date of the request. (See "Repurchases and Transfers of Interests -- Repurchase Offers" in the SAI.)

     The Board also considers the following factors, among others, in making its determination:

         -- whether any Investors have requested the repurchase of Interests or portions thereof by the Fund;

         --  the liquidity of the Fund's assets;

         --  the investment plans and working capital requirements of the Fund;

         -- the relative economies of scale with respect to the size of the Fund;

         -- the history of the Fund in repurchasing Interests or portions thereof;

         --  the economic condition of the securities markets; and

         -- the anticipated tax consequences to the Fund or its Investors of any proposed repurchases of Interests or portions thereof.

     The Board will determine that the Fund repurchase Interests or portions thereof from Investors pursuant to written tenders only on terms the Board determines to be fair to the Fund and Investors. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Investor describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated price of their Interests from the Fund during the period the offer remains open.

     When Interests are repurchased by the Fund, Investors will generally receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of

Interests may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in kind. The Fund does not expect to distribute securities in kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Investors not tendering Interests for repurchase. In the event that the Fund distributes securities in kind, it is expected that all Investors whose Interests are being repurchased will receive the same proportion of their respective distributions on an in-kind basis. Securities paid to Investors in kind will be valued as of the date of repurchase and may be subject to liquidity restrictions which may limit the ability of Investors to redeem such securities for cash. (See "Risk Factors -- Liquidity Risks.") Repurchases are effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Investors.


     An Investor that tenders all or part of its Interest may have a taxable event when the Interest is repurchased. Gain, if any, is recognized by a tendering Investor only as and after the total proceeds received by the Investor exceed the Investor's adjusted tax basis in the Interest. A loss, if any, is recognized only upon tendering its entire Interest and only after the Investor has received full payment under the promissory note, if any, that is given to the Investor prior to the Fund's payment of the repurchase amount. Special rules apply if the Fund distributes securities to the tendering Investor. The Incentive Allocation is made if an Investor's Interest (or a portion of an Interest) is repurchased by the Fund as of a date other than the end of the calendar year. (See "Capital Accounts -- Allocation of Net Profits and Net Losses; Incentive Allocation.")

--------------------------------------------------------------------------------

REPURCHASE PROCEDURES
--------------------------------------------------------------------------------

     The amount that an Investor may expect to receive on the repurchase of the Investor's Interest (or portion thereof) is the value of the Investor's Capital Account (or portion thereof being repurchased) determined as of a specified valuation date (the "Valuation Date"), which is the same date as the expiration date of the tender offer or shortly thereafter, and is based on the net asset value of the Fund's assets as of the Valuation Date, after giving effect to all allocations to be made as of that date to the Investor's Capital Account, including any Incentive Allocation. Payment of the purchase price pursuant to a tender of Interests or portions thereof will consist of: (i) cash and/or securities (valued in accordance with the Declaration of Trust and distributed to tendering Investors on a pari passu basis) in an aggregate amount equal to at least 95% of the estimated unaudited value of the Interests tendered, determined as of the Valuation Date (the "Initial Payment"); and (ii) a promissory note (the "Note") that is not expected to bear interest and is not transferable, entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the value of the Interests (or portion thereof) as of the Valuation Date, determined based on the audited financial statements of the Fund, over (b) the Initial Payment (the "Final Payment"). The Initial Payment will be made as soon as possible after the Valuation Date in accordance with the terms of the written offer from the Fund to repurchase the Interests, and in any event, the Fund will endeavor to pay Investors not more than 60 days after the Valuation Date. This amount is subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year).

     The Note will be delivered to the tendering Investor with or promptly after the Initial Payment and will be payable in cash promptly after completion of the annual audit of the Fund's financial statements (the "Final Payment Date"). The Board has the discretion, if it deems it to be in the best interests of the Fund or a tendering Investor, to estimate the amount of the Final Payment and (i) pay such estimated amount earlier than the Final Payment Date or (ii) deposit such estimated amount in an interest bearing escrow account with payment of such amount to the tendering Investor on or before the Final Payment Date.

     An Investor who tenders for repurchase only a portion of the Investor's Interest is required to maintain a Capital Account balance of at least $75,000, net of the amount of the Incentive Allocation, if any, that is debited from the Capital Account of the Investor as of the Valuation Date. If an Investor tenders a portion of an Interest and the repurchase of that portion (net of any Incentive Allocation) would cause the Investor's Capital Account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Investor so that the required minimum balance is maintained or subject to the following paragraph repurchase the Investor's entire Interest in the Fund.

     If a repurchase offer is oversubscribed by Investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. If such pro rata purchase of tendered Interests will result in one or more Investors holding Interests in an amount less than the required minimum investment ($75,000), the Board may, in its discretion, increase the size of the tender offer to repurchase such Interests that fall below the minimum investment amount.

     Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by the rules of the SEC.

--------------------------------------------------------------------------------

MANDATORY REPURCHASE BY THE FUND
--------------------------------------------------------------------------------


     The Declaration of Trust provides that the Fund may redeem an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including if:
(i) such an Interest or portion thereof has been transferred in violation of the restrictions on transfer, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of an Investor; (ii) ownership of an Interest by an Investor or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the Interest may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code; (iv) any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true; (v) the Capital Account balance of an Investor falls below $75,000 for reasons other than from market fluctuation; or (vi) an Interest was purchased using funds reasonably believed by the Fund to be derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities.


                   CALCULATION OF NET ASSET VALUE; VALUATION

     The net asset value of the Fund is determined by or at the direction of the Adviser and Sub-Adviser as of the close of business at the end of any Fiscal Period in accordance with the written valuation policies and procedures adopted by the Board that are consistent with U. S. generally accepted accounting principles and such other valuation policies, procedures and principles that the Board may adopt or determine from time to time (collectively, the "Valuation Procedures"). The net asset value of the Fund equals the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.


     The Valuation Committee will value interests in Underlying Funds at fair value in accordance with the written Valuation Procedures and will seek to ensure that the Fund is able to determine reliably the value of its investments in Underlying Funds. The Fund's Board, including the Independent Trustees, and the members of the Valuation Committee have been advised about their duties with respect to valuation as described in the Valuation Procedures. Fair value of interests of Underlying Funds ordinarily is the value determined by the Valuation Committee based upon the valuation reported by the Fund Managers in accordance with the policies established by the relevant Underlying Fund.


     As a general matter, the fair value of the Fund's interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the Underlying Fund if the Fund's interests were redeemed at the time of the valuation, based upon information reasonably available at the time the valuation is made and that the Valuation Committee believes to be reliable. In the event that an Underlying Fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of the Underlying Fund based on the most recent value reported by the Underling Fund at the time, as well as any other information available at the time the Fund values its portfolio, in accordance with the Valuation Procedures.

     Fund Managers may only provide determinations of the net asset value of Underlying Funds on a monthly, quarterly or semi-annual basis, in which event it may not be possible to determine the net asset value of the Fund more frequently. Valuations provided to the Fund by a Fund Manager may be based upon estimated or unaudited reports, and may be subject to later adjustment or revision by the Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. Subject to the Valuation Procedures established by the Board, the Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by an Underlying Fund unless such adjustment or restatement is material, as defined in the Valuation Procedures. Accordingly, an Investor may have its Interest (or portion thereof) repurchased at a price that is higher or lower than a subsequently adjusted amount. For example, any increases in the net asset value of the Fund resulting from a subsequent adjusted valuation is entirely for the benefit of the outstanding Interests of the Fund and to the detriment of Investors who had Interests of the Fund repurchased at a price lower than the adjusted amount. The same principles apply to the purchase of Interests, and new Investors may be affected in a similar way.

     If a Fund Manager's valuations are consistently delayed, missing or inaccurate, the Sub-Adviser generally will consider whether the Underlying Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in an Underlying Fund quickly, and could therefore be obligated to continue to hold the interests. In such a case, the Valuation Committee may value the interests without the benefit of the Fund Manager's valuations, and the Valuation Committee may determine to discount the value of the interests or value them at zero.

     Prospective investors should be aware that there can be no assurance that the fair value of interests in Underlying Funds as determined under the procedures described above will in all cases be accurate to the extent that the Fund, the Valuation Committee and the Sub-Adviser do not generally have access to all necessary and other information relating to the Underlying Funds to determine independently the net asset values of those funds. The Valuation Committee's results in accurately fair valuing securities whose market value is not readily ascertainable as a result of a significant event are subject to inaccuracies and that its valuation of underlying portfolio positions could have an adverse effect on the Fund's net assets and overall performance if its judgments regarding appropriate valuations should prove incorrect.

     For more information on the calculation of net asset value, please refer to "Valuation of Assets" in the SAI.

                                CAPITAL ACCOUNTS
--------------------------------------------------------------------------------

GENERAL
--------------------------------------------------------------------------------

     The Fund maintains a separate Capital Account for each Investor, which has an opening balance equal to the Investor's initial contribution to the capital of the Fund (i.e., the amount of the investment less any applicable sales load). Each Investor's Capital Account is increased by the amount of any additional contributions by the Investor to the capital of the Fund and as specified below. Similarly, each Investor's Capital Account is reduced by the sum of the amount of any repurchase by the Fund of the Investor's Interest, or portion thereof, plus the amount of any distributions to the Investor which are not reinvested, plus any amounts debited against the Investor's Capital Account with respect to organization and initial offering costs as specified below. Capital Accounts of Investors are adjusted as of the close of business on the last day of each Fiscal Period for the purpose of allocating the net profit or net loss of the Fund during such Fiscal Period.

     Special Advisory Accounts are capital accounts in the Fund that are maintained solely for the purpose of receiving the Incentive Allocation and no other allocations of profits, losses or other items are made to or from such accounts.

--------------------------------------------------------------------------------

ALLOCATION OF NET PROFITS AND NET LOSSES; INCENTIVE ALLOCATION
--------------------------------------------------------------------------------

     As of the last day of each Fiscal Period, any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Investors in accordance with their respective Capital Account balances for such Fiscal Period.


     The net profit or net loss of the Fund (including realized and unrealized gains and losses) as of the end of each Fiscal Period will be allocated to each Investor in the proportion that its Capital Account as of the beginning of such Fiscal Period (after Subscriptions are taken into account) bore to the aggregate of the Capital Accounts of all Investors as of the beginning of that Fiscal Period (after Subscriptions are taken into account). A Fiscal Period is a portion of a fiscal year that is used for the purpose of allocating net profits and net losses due to contributions to and withdrawals from Capital Accounts during a fiscal year (see "Fiscal Period" on page 30). Net profit and net loss of the Fund will be determined on the accrual basis of accounting using accounting principles generally accepted in the United States as a guideline. (See "Calculation of Net Asset Value; Valuation" above).


     Subject to achieving the Hurdle Rate and satisfying any Investor's Loss Carryforward, for each fiscal year that an Investor has earned any positive return on his Capital Account, an amount equal to 10% of the net profits in excess of the Hurdle Rate and any Loss Carryforward allocated to the Investor's Capital Account will be deducted from the Investor's Capital Account and reallocated to Capital Accounts for the benefit of the Adviser and Sub-Adviser at the end of such fiscal year. A significant portion of the Incentive Allocation otherwise allocable to the Adviser and Sub-Adviser may be paid to placement agents retained by the Fund.

     The Hurdle Rate is equal to the rolling 12-month geometric average of the 3-month U. S. Treasury bill rate as published monthly by the Federal Reserve. The Hurdle Rate is computed on a calendar year basis. Net Profit for the Fund for the relevant calendar year must exceed the Hurdle Rate before being tentatively allocated (subject to the Loss Carryforward provision outlined below) to any Investor's Capital Account. In the event Interests are purchased initially by an Investor or repurchased by the Fund during the relevant calendar year, the Net Profits and the annualized Hurdle Rate will be prorated.

     Under a Loss Carryforward provision (described in detail in the Declaration of Trust), no Incentive Allocation will be made with respect to a particular Investor for a fiscal year until any net loss previously allocated to the Capital Account of such Investor has been offset by subsequent net profits. If an Investor's Capital Account is reduced (as a result of a Fund repurchase of an Investor's Interest), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis.

     In the event the Fund is terminated other than at the end of a fiscal year, the Incentive Allocation is determined through such termination date. If an Investor's Capital Account is reduced (as a result of a Fund repurchase of all or a portion of an Investor's Interest) other than at the end of a fiscal year, the Incentive Allocation with respect to any such Investor is determined through such repurchase date.

--------------------------------------------------------------------------------

TAX ALLOCATIONS
--------------------------------------------------------------------------------

     Allocations for Federal income tax purposes are generally made among Investors so as to reflect equitably amounts credited or debited to each Investor's Capital Account for the current and prior taxable years. Under the Declaration of Trust, the Adviser has the discretion to allocate specially an amount of the Fund's capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Accounts and to an Investor whose entire Interest is repurchased (a "Retiring Investor"), in either case to the extent that the Capital Account balance of the Retiring Investor (or in the Special Advisory Accounts) exceeds the Federal income tax basis in its respective Interests.

--------------------------------------------------------------------------------

WITHHOLDING; ALLOCATION OF CERTAIN EXPENDITURES
--------------------------------------------------------------------------------

     Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Investor are debited against the Capital Account of that Investor as of the close of the Fiscal Period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Investor are reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Investor and any successor to the Investor's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

     Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Investors, are charged to only those Investors on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges are debited to the Capital Accounts of the applicable Investors as of the close of the Fiscal Period during which the items were incurred by the Fund.

--------------------------------------------------------------------------------

RESERVES
--------------------------------------------------------------------------------

     Appropriate reserves may be created, accrued and charged against net assets and proportionately against the Capital Accounts of the Investors for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the Capital Accounts of those Investors who are Investors at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all those Investors, the amount of the reserve, increase, or decrease shall instead be charged or credited to those

Investors who were Investors at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

--------------------------------------------------------------------------------

VOTING
--------------------------------------------------------------------------------

     Each Investor has the right to cast a number of votes based on the value of the Investor's Capital Account relative to the value of the Capital Accounts of all Investors at any meeting of Investors called by the Board or Investors holding 25% or more of the total number of votes eligible to be cast by all Investors (i.e., 25% or more of the value of all Capital Accounts). Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of the Board, the approval of the Advisory Agreement and the approval of the Fund's independent auditors, in each case to the extent that voting by shareholders is required by the 1940 Act. Except for the exercise of their voting rights, Investors are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                     TAXES

     The following is a summary of certain aspects of the income taxation of the Fund and its Investors that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund. However, the Fund has obtained an opinion of counsel with respect to certain Federal tax matters. This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Investor or to certain Investors subject to special treatment under the Federal income tax laws, such as insurance companies.

     EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt Investor is urged to consult its own counsel regarding the acquisition of Interests. For more information on matters relating to taxation, Investors should review the discussion under "Tax Aspects" in the SAI.

--------------------------------------------------------------------------------

TAX TREATMENT OF FUND OPERATIONS
--------------------------------------------------------------------------------


     CLASSIFICATION OF THE FUND. The Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation. Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors.


     The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Counsel to the Fund has advised the Fund that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the Interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

     If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Interests, would be treated as dividend income when received by the Investors to the extent of the current or accumulated earnings and profits of the Fund; and Investors would not be entitled to report profits or losses realized by the Fund.

     As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service that reports the results of operations. Each Investor is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Investor is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. Such taxable income and gain is required to be taken into account in the taxable year of the Investor in which the taxable year of the Fund ends.


     ALLOCATION OF PROFITS AND LOSSES. Under the Declaration of Trust, the Fund's net profit or net loss for each Fiscal Period is allocated among the Capital Accounts of Investors without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The Declaration of Trust provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Investors pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net profits or net losses allocated to each Investor's capital account for the current and prior fiscal years.


     Under the Declaration of Trust, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Adviser, Sub-Adviser and a Retiring Investor, in either case to the extent that the capital account of the Adviser and Sub-Adviser or the Investor, as the case may be, exceeds its Federal income tax basis in its Interest. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If the Service successfully challenges such allocation, the Fund's gains allocable to the remaining Investors would be increased.

     TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Declaration of Trust, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.


     The Board decides how to report the partnership items on the Fund's tax returns, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the Service audits the income tax returns of the Fund, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors. An Investor chosen by the Board, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors to extend the statute of limitations relating to the Investors' tax liabilities with respect to Fund items.


--------------------------------------------------------------------------------

TAX CONSEQUENCES TO A RETIRING INVESTOR
--------------------------------------------------------------------------------

     An Investor receiving a cash liquidating distribution from the Fund in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such

Investor's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Investor's contributions to the Fund. However, a Retiring Investor will recognize ordinary income to the extent such Investor's allocable share of the Fund's "unrealized receivables" exceeds the Investor's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a Retiring Investor would recognize ordinary income. An Investor receiving a cash non-liquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis in its Interest.

     As discussed above, the Declaration of Trust provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to the Adviser, Sub-Adviser and to a Retiring Investor to the extent the Investor's Capital Account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation may result in the Retiring Investor recognizing capital gain, which may include short-term gain, in the Investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.


     DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an Investor is an "eligible partner," which term should include an Investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.


--------------------------------------------------------------------------------

FOREIGN TAXES
--------------------------------------------------------------------------------

     It is possible that certain dividends and interest received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

     The Investors will be informed by the Fund as to their proportionate share of the foreign taxes paid or incurred by the Fund, which they will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An Investor that is tax-exempt will not ordinarily benefit from such credit or deduction.

--------------------------------------------------------------------------------

STATE AND LOCAL TAXATION
--------------------------------------------------------------------------------

     In addition to the Federal income tax consequences described above, prospective Investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of statutory trusts, such as the Fund, that engage in business or otherwise have taxable nexus in such jurisdictions. A few jurisdictions may impose entity level taxes on a statutory trust if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

     State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Investor is a resident. A partnership in which the Fund acquires (directly or indirectly) an interest may conduct business in a jurisdiction that will subject to tax an Investor's share of the partnership's income from that business. Prospective Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

                           DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

GENERAL
--------------------------------------------------------------------------------

     The Distributor, Professional Funds Distributor, LLC, acts as the distributor of Interests on a best-efforts basis, subject to various conditions, pursuant to the terms of a Distribution Agreement entered into with the Fund. The Distributor will not be acting as a market maker with respect to the Interests.

     The Distributor may also retain Selling Agents, which may be affiliates of the Adviser. The Adviser may make payments from its own resources to Selling Agents for selling Interests and/or providing services to their customers who are invested in the Fund. The Fund is not obligated to sell through any Selling Agent any Interests that have not been placed with qualified Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 760 Moore Road, King of Prussia, PA 19406.

     Interests are being offered in an initial offering. The Distributor expects to deliver Interests purchased in the initial offering on or about January 1, 2004, or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Interests are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

     Neither the Distributor nor any other broker, dealer or other financial institution is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial offering. The Distributor does not intend to make a market in Interests. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the 1933 Act.

--------------------------------------------------------------------------------

INVESTOR SERVICING FEE
--------------------------------------------------------------------------------

     The Fund may pay the Distributor and/or Selling Agents a monthly Investor Servicing Fee calculated at the annual rate of 0.25% of the net assets of the Fund as of the last day of each month to compensate securities dealers and other financial intermediaries for account maintenance services. Intermediaries will handle Investor inquiries regarding investments in the Fund, capital account balances and report and tax information, assist in the maintenance of Fund records containing Investor information, and provide other such information and services as the Distributor or Adviser may reasonably request.

     As of the date this prospectus, the Fund has entered into an agreement with the Distributor pursuant to which no Investor Servicing Fee shall be charged to any of the Investors until January 1, 2005.

--------------------------------------------------------------------------------

PURCHASE TERMS
--------------------------------------------------------------------------------


     Interests are being offered only to qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an Investor is $100,000. Subsequent investments must be at least $25,000. These minimums may be modified by the Fund from time to time, and they may be waived by the Fund for employees of the Adviser and its affiliates. The value of an Investor's Interest in the Fund at the time of purchase will be determined in accordance with the Fund's valuation policies and procedures. (See "Calculation of Net Asset Value; Valuation")


     Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All Investor funds for the initial closing of the sale of Interests, and for closings of subsequent offerings, are deposited in the Subscription Account maintained by the Escrow Agent, for the benefit of the Investors. Generally, potential Investors may also deposit monies in the Subscription Account by wire transfer pursuant to instructions provided to them by the Fund. Funds wired to the Subscription Account must be received no less than five (5) business days prior to the applicable Investment Date. Funds held in the Subscription Account may be invested in high quality, short-term investments. On the Investment Date, upon receipt of written instructions from an officer of the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund. All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund.

     Before an Investor may invest in the Fund, the Distributor or the Investor's sales representative will require a certification from the Investor that it is a qualified Investor and meets other requirements for investment, and that the Investor will not transfer its Interest except in the limited circumstances permitted under the Declaration of Trust. The form of Investor Certification that each Investor is asked to sign is contained in Appendix A of this prospectus. An Investor's certification must be received by the Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted. The Distributor retains the right, subject to the terms of the Distribution Agreement, to accept or reject any order for the purchase of shares in its discretion.

     Each new Investor agrees to be bound by all of its terms by executing the Investor Certification form attached hereto as Appendix A.

--------------------------------------------------------------------------------

TABLE OF CONTENTS OF THE SAI
--------------------------------------------------------------------------------


                                                             Page
                                                             ----
GENERAL INFORMATION AND HISTORY.............................   4
INVESTMENT POLICIES AND PRACTICES...........................   4
     Fundamental Policies...................................   4
     Certain Investment Strategies and Other Operating
      Policies..............................................   4
     Convertible Arbitrage..................................   5
     Fixed Income Arbitrage.................................   5
     Managed Futures........................................   6
     Balanced Long/Short Equities (Equity Hedge)............   6
     Other Strategies.......................................   6
REPURCHASES AND TRANSFERS OF INTEREST.......................   8
     Repurchase Offers......................................   8
     Mandatory Repurchases..................................   9
     Transfers of Interests.................................   9
MANAGEMENT OF THE FUND......................................  10
     Board of Trustees and Officers.........................  10
     Committees of the Board................................  12
     Trustee Ownership of Securities........................  12
     Trustee Compensation...................................  13
INVESTMENT ADVISORY SERVICES................................  13
     Investment Advisory Agreement with RSMC................  13
     Sub-Advisory Agreement with Guidance...................  14
     Approval of Advisory and Sub-Advisory Agreements.......  15
CODES OF ETHICS.............................................  15
TAX ASPECTS.................................................  16
     Tax Treatment of Fund Investments......................  16
     Certain Issues Pertaining to Specific Exempt
      Organizations.........................................  22
ERISA CONSIDERATIONS........................................  23
BROKERAGE...................................................  24
VALUATION OF ASSETS.........................................  24
INDEPENDENT AUDITORS AND LEGAL COUNSEL......................  25
ADMINISTRATION, ACCOUNTING, AND TRANSFER AGENT SERVICES.....  25
CUSTODIAN...................................................  26
CONTROL PERSONS.............................................  26
SUMMARY OF DECLARATION OF TRUST.............................  26
     Liability of Trustees and Officers.....................  26
     Term, Dissolution and Liquidation......................  26
     Voting.................................................  27
     Reports to Investors...................................  27
     Fiscal Year............................................  27

                                                             Page
                                                             ----
FUND ADVERTISING AND SALES MATERIAL.........................  27
FINANCIAL STATEMENTS........................................  28
Appendix A -- Financial Statements.......................... A-1


     All dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                   APPENDIX A

                             INVESTOR CERTIFICATION

     I, the undersigned investor, hereby certify that I am not a charitable remainder trust and that I am (please check the applicable category):

------  A. a natural person, who either individually or together with my spouse has a net worth in excess of $1.5 million (the "Net Worth Requirement");

------  B. a natural person who has at least $750,000 under the management of
           Rodney Square Management Corporation or its affiliates, or invested in the Fund.

------  C. an irrevocable trust that meets the Net Worth Requirement;

------  D. a revocable trust and each grantor of the trust meets the Net Worth
           Requirement;

------  E. an employee benefit plan (a "Plan") that meets the Net Worth
           Requirement;

------  F. a participant-directed Plan and the person making the investment meets the Net Worth Requirement;

------  G. a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement and that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or

------  H. an entity referred to in clause G(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement.

     As used herein, "net worth" means the excess of total assets at fair market value, including home, less total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property (e.g., mortgage loans, equity lines, etc.), or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

     I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have reviewed the prospectus of the Fund and I understand the terms of the offering, including the Investor qualification and Investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

     I am aware of the Fund's performance based compensation, the Incentive Allocation, and limited provisions for transferability and withdrawal and have carefully read and understand the "Incentive Allocation" and "Repurchases of Interests and Transfers" provisions in the Fund's Agreement and Declaration of Trust.

     If I am an authorized fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that: (i) I am aware of and understand the Fund's investment objective, policies and strategies and the risks associated with an investment in the Fund; (ii) I have made the decision to invest plan assets in the Fund with appropriate consideration of relevant investment factors with regard to the Plan and such decision is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under the Employee Retirement Income Security Act of 1974, as amended, (iii) I am independent of the Rodney Square Management Corporation, Guidance Capital LLC and their respective affiliates ("Affiliated Persons"), have not relied on any individualized advice or recommendation of the Affiliated Persons as the primary basis for the decision to invest in the Fund and have made such decision based on my own judgment and the advice of advisers independent of the Affiliated Persons; and (iv) an investment in the Fund is permissible under the documents governing the Plan and the Fiduciary and the documents governing the Plan and the Fiduciary authorize me to direct an investment in the Fund for the Plan.


     I understand Wilmington Trust Company and/or certain of its affiliates (including without limitation, Rodney Square Management Corporation) provide services to the Fund for which they are compensated. I further understand that brokers, dealers and other financial institutions involved in the distribution of interests in the Fund and the Underlying Funds, including

Wilmington Trust Company and its affiliates, may receive compensation from the Fund's investment adviser in connection with the sale and servicing of interests in the Fund, and that any sales representative may share in this compensation.

     I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Wilmington Trust Company, Rodney Square Management Corporation, Guidance Capital LLC and their respective affiliates, agents and employees and hold such parties harmless from any liability that you may incur as a result of this certification being untrue in any respect.

     I have read the prospectus of the Fund and, to the extent I believe it necessary, have consulted with my tax and legal advisers and understand its terms.

--------------------------------------------------------------------------------
CERTIFICATION OF NON-FOREIGN STATUS AND FORM W-9

   I certify that I am a U. S. person and that I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U. S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U. S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear below, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
   (3) the IRS has notified me that I am no longer subject to backup withholding.* I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment. *THE INVESTOR MUST CROSS OUT THE PRECEDING SENTENCE IF IT HAS BEEN NOTIFIED BY THE IRS THAT IT IS CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE IT HAS FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON ITS TAX RETURN.




           ------------------------------                 ------------------------------
                     Signature:                                        Date



         By: ------------------------------               ------------------------------
                  Name of Investor                       Social Security No./Tax I.D. No.

                                   APPENDIX B


--------------------------------------------------------------------------------

                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                    WILMINGTON LOW VOLATILITY FUND OF FUNDS
                           A DELAWARE STATUTORY TRUST
                        EFFECTIVE AS OF AUGUST 13, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



ARTICLE I  NAME AND DEFINITIONS..............................................  B-4
  Section 1.1.   Name........................................................  B-4
  Section 1.2.   Definitions.................................................  B-4
ARTICLE II  PURPOSE OF THE FUND..............................................  B-7
ARTICLE III  INTERESTS.......................................................  B-7
  Section 3.1.   Interests...................................................  B-7
  Section 3.2.   Classes.....................................................  B-8
  Section 3.3.   Designation of Series.......................................  B-8
  Section 3.4.   Ownership of Interests...................................... B-10
  Section 3.5.   Investments in the Fund..................................... B-10
  Section 3.6.   Status of Interests and Limitation of Personal Liability.... B-10
  Section 3.7.   Actions Affecting Series.................................... B-10
  Section 3.8.   Series Established as a Partnership......................... B-10
ARTICLE IV  THE BOARD OF TRUSTEES............................................ B-11
  Section 4.1.   Number...................................................... B-11
  Section 4.2.   Election and Tenure......................................... B-11
  Section 4.3.   Effect of Death, Resignation, etc. of a Trustee............. B-11
  Section 4.4.   Trustee Compensation........................................ B-11
  Section 4.5.   Indemnification and Limitation of Liability................. B-11
  Section 4.6.   Trustee's Good Faith Action, Expert Advice, No Bond or
                 Surety...................................................... B-11
  Section 4.7.   Liability of Third Persons Dealing with Trustees............ B-12
  Section 4.8.   Insurance................................................... B-12
ARTICLE V  POWER OF THE TRUSTEES............................................. B-12
  Section 5.1.   Management of the Trust..................................... B-12
  Section 5.2.   Action by Written Consent................................... B-12
  Section 5.3.   Powers of the Trustees...................................... B-12
  Section 5.4.   Payment of Expenses by the Trust............................ B-14
  Section 5.5.   Ownership of Assets of the Trust............................ B-14
  Section 5.6.   Issuance and Repurchase of Interests........................ B-14
  Section 5.7.   Power of Board of Trustees to Change Provisions Relating to
                 Interests................................................... B-15
ARTICLE VI  SERVICE CONTRACTS................................................ B-15
  Section 6.1.   Investment Adviser and Sub-Adviser.......................... B-15
  Section 6.2.   Principal Underwriter....................................... B-15
  Section 6.3.   Other Service Contracts..................................... B-15
  Section 6.4.   Validity of Contracts....................................... B-16
ARTICLE VII  HOLDERS' VOTING POWERS AND MEETINGS............................. B-16
  Section 7.1.   Voting Powers............................................... B-16
  Section 7.2.   Voting Power and Meetings................................... B-16
  Section 7.3.   Quorum and Required Vote.................................... B-16
  Section 7.4.   Action by Written Consent................................... B-16
  Section 7.5.   Record Dates................................................ B-16


ARTICLE VIII  CAPITAL ACCOUNTS, ALLOCATIONS AND TAX MATTERS.................. B-17
  Section 8.1.   Contributions to Capital.................................... B-17
  Section 8.2.   Rights of Holders to Capital................................ B-17
  Section 8.3.   Capital Accounts............................................ B-17
  Section 8.4.   Allocation of Net Profit and Net Loss....................... B-17
  Section 8.5.   Incentive Allocation........................................ B-18
  Section 8.6.   Allocation of Ongoing Offering Costs........................ B-19
  Section 8.7.   Allocation of Organizational Expenses....................... B-19
  Section 8.8.   Allocation of Certain Expenditures.......................... B-19
  Section 8.9.   Reserves.................................................... B-19
  Section 8.10.  Tax Allocations............................................. B-20
  Section 8.11.  Distributions............................................... B-20
  Section 8.12.  Withholding................................................. B-20
  Section 8.13.  Tax Matters Partner......................................... B-21
  Section 8.14.  Section 754 Election........................................ B-21
  Section 8.15.  Filing of Returns........................................... B-21
ARTICLE IX  ACCOUNTING, VALUATION AND BOOKS AND RECORDS...................... B-21
  Section 9.1.   Accounting and Reports...................................... B-21
  Section 9.2.   Determinations by the Board of Trustees..................... B-22
  Section 9.3.   Valuation of Assets......................................... B-22
ARTICLE X  REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS............... B-22
  Section 10.1.  Termination of Status of the Investment Adviser, etc........ B-22
  Section 10.2.  Transfer of Interests of Holders............................ B-22
  Section 10.3.  Transfer of Interests of Special Advisory Holder............ B-23
  Section 10.4.  Repurchase of Interests..................................... B-23
ARTICLE XI  TERMINATION AND MERGER........................................... B-25
  Section 11.1.  Termination of Fund or Series............................... B-25
  Section 11.2.  Liquidation of Assets....................................... B-25
  Section 11.3.  Merger and Consolidation.................................... B-26
ARTICLE XII  MISCELLANEOUS................................................... B-26
  Section 12.1.  Amendments.................................................. B-26
  Section 12.2.  Filing of Copies............................................ B-26
  Section 12.3.  References and Headings..................................... B-26
  Section 12.4.  Applicable Law.............................................. B-26
  Section 12.5.  Provisions in Conflict with Law or Regulations.............. B-26
  Section 12.6.  Statutory Trust Only........................................ B-27
  Section 12.7.  Counterparts................................................ B-27

                       AGREEMENT AND DECLARATION OF TRUST

                                       OF

                    WILMINGTON LOW VOLATILITY FUND OF FUNDS

     This AGREEMENT AND DECLARATION OF TRUST of Wilmington Low Volatility Fund of Funds (the "FUND"), made as of this 13th day of August, 2003, by an among the individuals executing this Agreement and Declaration of Trust and each person who becomes a Holder in accordance with the terms hereinafter set forth.

                              W I T N E S S E T H:

     The Fund was formed on August 13, 2003 (the "FILING DATE") as a statutory business trust under the laws of the State of Delaware by the filing of a Certificate of Trust (the "CERTIFICATE"), as amended from time to time.

     The Trustees do hereby declare that all money and property contributed to the Fund hereunder shall be held and managed in trust under this Agreement and Declaration of Trust, as amended and restated, for the benefit of the Holders as set forth below.

                                   ARTICLE I

                              NAME AND DEFINITIONS

     Section 1.1. Name. This trust shall be known as "Wilmington Low Volatility Fund of Funds" and the Trustees shall conduct the business of the Fund under that name or any other name as they may from time to time determine.

     Section 1.2. Definitions. Capitalized terms used in this Agreement and not defined elsewhere herein shall have the following meanings set forth below. Word and references used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context may require. Whenever used herein, unless otherwise required by the context or specifically provided:

Capitalized Term                                   Refers to the Following Definitions
----------------                                   -----------------------------------
1940 Act                               The Investment Company Act of 1940, and the rules and
                                       regulations promulgated thereunder, each as amended from
                                       time to time. References herein to specific sections of the
                                       1940 Act shall be deemed to include such rules and
                                       regulations as are applicable to such sections as determined by the Trustees or their designees.
Advisers Act                           The Investment Advisers Act of 1940 and the rules,
                                       regulations and orders thereunder, as amended from time to time, or any successor law.
Affiliate                              An affiliated person of a person as such term is defined in the 1940 Act.
Agreement                              This Agreement and Declaration of Trust of the Fund, as
                                       amended from time to time.
By-Laws                                By-Laws of the Fund as amended from time to time.
Capital Account                        With respect to each Holder, shall mean the Capital Account maintained on behalf of a Holder pursuant to Section 8.3
                                       hereof.
Capital Percentage                     A percentage established for each member on the Fund's books as of each relevant date. The sum of the Capital Percentages of all Holders on any given date shall equal 100%. For
                                       purposes of calculating the Capital Percentages of the
                                       Holders, the Special Advisory Holders shall not be included in such calculation.
Closing Date                           The first date on or as of which a Person acquires an
                                       Interest in the Fund.
Code                                   Internal Revenue Code of 1986, as amended
Commission                             The United States Securities and Exchange Commission.
Delaware Act                           The Delaware Statutory Trust Act, 12 Del. C. Section 3801 et
                                       seq., as such Act may be amended from time to time.
Final Payment                          Shall have the meaning set forth in Section 10.4(i).
Final Payment Date                     Shall have the meaning set forth in Section 10.4(i).
Fiscal Period                          A Fiscal Period will commence on the first day of each
                                       Fiscal Year, and the prior Fiscal Period will end on the
                                       date immediately preceding such date of commencement of a
                                       new Fiscal Period.

Capitalized Term                                   Refers to the Following Definitions
----------------                                   -----------------------------------
Fiscal Year                            The period commencing on the Closing Date and ending on
                                       December 31, 2004, and thereafter each period commencing on
                                       January 1 of each year and ending on December 31 of each
                                       year (or on the date of a final distribution pursuant to
                                       Section 11.2 hereof), unless and until the Board of Trustees shall elect another fiscal year for the Fund.
Fund Managers                          Portfolio managers for the Underlying Funds in which the
                                       Fund invests.
Fund Property                          Any and all property, real or personal, tangible or
                                       intangible, which is owned or held by or for the account of the Fund, each and every asset of which shall be allocated and belong to a specific Series of the Fund to the exclusion of all other Series.
Guidance                               Guidance Capital, LLC, an Illinois limited liability
                                       company.
Holder                                 A record owner of Interests of any Series of the Fund or
                                       class thereof.
Hurdle Rate                            Shall have the meaning set forth in Section 8.4(b).
Incentive Allocation                   Shall have the meaning set forth in Section 8.5.
Independent Trustee                    Any Trustee who is not an "interested person" (as such term is defined under the 1940 Act.
Interest                               The entire ownership interest in the Fund at any particular time of a Holder or Special Advisory Holder, or other person to whom an Interest of a Holder or portion thereof has been transferred pursuant to Section 10.2 hereof, including the rights and obligations of such Holder or other person under this Agreement and the Delaware Act.
Interested Person                      Shall have the meaning set forth in Section 2(a)(19) of the
                                       1940 Act.
Investment Adviser                     Any Person furnishing services to the Fund pursuant to any contract described in Section 6.1(a) hereof. As of the date of this Agreement, the Fund has designated RSMC as the
                                       Fund's Investment Adviser pursuant to an Investment Advisory
                                       Agreement.
Loss Carryforward                      Shall have the meaning set forth in Section 8.5(b).
Net Assets                             The total value of all assets of the Fund, less an amount
                                       equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests
Net Profit or Net Loss                 The amount by which the Net Assets as of the close of
                                       business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net
                                       Loss) the Net Assets as of the commencement of the same
                                       Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, as of the close of business on the Closing
                                       Date).
Performance Allocation Layer           With respect to each Fiscal Period for each Holder, each
                                       separate amount of Capital Contribution (i.e. layers)
                                       available for investment by the Fund with respect to such
                                       Holder at the beginning of the relevant measuring period
                                       (i.e. the beginning of the Fiscal Period or the date of any additional Capital Contributions, in the case of existing
                                       Holders, or the date of admission in the case of a new
                                       Holder), adjusted as necessary to take into account
                                       withdrawals, exclusions and distributions. Net Profits and
                                       Net Losses shall be allocated to each Performance Allocation
                                       Layer for purposes of computing the Performance Allocation with respect thereto.
Person                                 Any of the following: individuals, corporations,
                                       partnerships, trusts, foundations, plans, associations,
                                       joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.
Positive Basis                         Shall have the meaning set forth in Section 8.10(c).
Positive Basis Holder                  Shall have the meaning set forth in Section 8.10(c).
Preliminary Amount                     Shall have the meaning set forth in Section 8.4(a).
Principal Underwriter                  Shall have the meaning set forth in Section (2)(a)(29) of
                                       the 1940 Act.
RSMC                                   Rodney Square Management Corporation, a Delaware
                                       corporation.

Capitalized Term                                   Refers to the Following Definitions
----------------                                   -----------------------------------
Securities                             Securities (including, without limitation, equities, debt
                                       obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any
                                       contracts for forward or future delivery of any security,
                                       debt obligation or currency, or commodity, all types of
                                       derivative instruments and financial instruments and any
                                       contracts based on any index or group of securities, debt
                                       obligations or currencies, or commodities, and any options thereon.
Series                                 Refers to each separate series of the Fund as provided in
                                       Section 3806(b)(2) of the Delaware Act, and as established and designated under or in accordance with the provisions of
                                       Article III hereof.
Special Advisory Account               A capital account established and maintained on behalf of
                                       each of the Special Advisory Holders pursuant to Section 8.3 hereof solely for the purpose of receiving the Incentive
                                       Allocations.
Special Advisory Holder                The Investment Adviser and the Sub-Adviser in their
                                       capacities as the investment adviser and sub-adviser,
                                       respectively, to the Fund.
Sub-Adviser                            Any Person furnishing services to the Fund pursuant to any contract described in Section 6.1(b) hereof. As of the date of this Agreement, the Fund and RSMC have designated
                                       Guidance to serve as the Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement.
Sub-Advisory Agreement                 A separate written agreement entered into by the Fund
                                       pursuant to which a Sub-Adviser provides investment advisory services to the Fund.
Tentative Incentive Allocation         Shall have the meaning set forth in Section 10.4(e).
Transfer                               The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions
                                       attributable to an Interest.
Trustees                               Refers to the persons who have signed this Agreement, so
                                       long as they continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof, and reference
                                       herein to a Trustee or the Trustees shall refer to such
                                       person or persons in their capacity as trustees hereunder.
Underlying Funds                       Investment funds into which the Fund will allocate its
                                       assets for investment.
Valuation Date                         The date as of which the Fund values an Interest for
                                       purposes of determining the price at which the Interest is to be purchased by the Fund pursuant to an offer made by the
                                       Fund in accordance with Section 10.4 hereof.

                                   ARTICLE II

                              PURPOSE OF THE FUND

     The purpose of the Fund is to conduct, operate and carry on the business of a closed-end management investment company registered under the 1940 Act through one or more Series investing primarily in Securities and to carry on such other business as the Trustees may from time to time determine pursuant to authority under this Agreement.

     In pursuit of the foregoing purpose, the Fund may purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, both directly and indirectly, through the purchase of limited partnerships, limited liability companies and other interests in any Underlying Funds, to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and powers as permitted by a statutory trust under the Delaware Act. The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Trustees be necessary or advisable to carry out the purpose of the Fund.

                                  ARTICLE III

                                   INTERESTS

     Section 3.1. Interests. The beneficial interest in the Fund shall be divided into Interests, all with no par value per share. The Trustees shall have the authority from time to time, without obtaining approval of Holders, to create one or more Series of Interests in addition to the Series specifically established and designated in Section 3.3, and to divide the shares of any Series into two or more Classes pursuant to Section 3.2, all as they deem necessary or desirable, to establish and designate such Series and Classes, and to fix and determine the relative rights and preferences as between the different Series of Interests or Classes as to right of redemption and the price, terms and manner of redemption, liabilities and expenses to be borne by any Series or Class, special and relative rights as to allocations, dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion on liquidation, conversion rights, and conditions under which the several Series or Classes shall have individual voting rights or no voting rights. Except as established by the Trustees with respect to such Series or Classes, pursuant to the provisions of this Article III, and except as otherwise provided herein, all Interests of the different Series and Classes of a Series, if any, shall be identical.

          (a) The number of authorized Interests and the number of Interests of each Series and each Class of a Series that may be issued is unlimited, and the Trustees may issue Interests of any Series or Class of any Series for such consideration and on such terms as they may determine (or for no consideration), or may reduce the number of issued Interests of a Series or Class in proportion to the relative net asset value of the Interests of such Series or Class, all without action or approval of the Holders. All Interests when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Interests or any Interests previously issued and reacquired of any Series into one or more Series or Classes of Series that may be established and designated from time to time.

          (b) The establishment and designation of any Series or any Class of any Series in addition to that established and designated in Section 3.3 shall be effective upon either (i) the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or such Class of such Series, whether directly in such instrument or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Series or any Class of any Series including, without limitation, any registration statement of the Fund, (ii) upon the execution of an instrument in writing by an officer of the Fund pursuant to the vote of a majority of the Trustees, or (iii) as otherwise provided in either such instrument. At any time that there are no Interests outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a majority of their number or by a duly authorized officer of the Fund pursuant to a vote of a majority of the Trustees abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to this Agreement, and the Trustees may make any such amendment without holder approval.

          (c) Any Trustee, officer or other agent of the Fund, and any organization in which any such person is interested may acquire, own, hold and dispose of Interests of any Series or Class of any Series of the Fund, to the same extent as if such person were not a Trustee, officer or other agent of the Fund; and the Fund may issue and sell or cause to be issued and sold and may purchase Interests of any Series or Class of any Series from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Interests of such Series or Class generally.

     Section 3.2.  Classes.

          (a) Generally. The Trustees shall have the exclusive authority from time to time, without obtaining approval of Holders, to divide the Interests of any Series into two or more Classes as they deem necessary or desirable, and to establish and designate such Classes. In such event, each Class of a Series shall represent interests in the designated Series of the Fund and have such voting, allocation, dividend, liquidation and other rights as may be established and designated by the Trustees. Expenses and liabilities related directly or indirectly to the Interests of a Class of a Series may be borne solely by such Class (as shall be determined by the Trustees) and, as provided in this Article III. The bearing of expenses and liabilities solely by a Class of Interests of a Series shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Interests of such Class of a Series. The division of the Interests of a Series into Classes and the terms and conditions pursuant to which the Interests of the Classes of a Series will be issued must be made in compliance with the 1940 Act. No division of Interests of a Series into Classes shall result in the creation of a Class of Interests having a preference as to dividends or distributions or a preference in the event of any liquidation, termination or winding up of the Fund, to the extent such a preference is prohibited by
     Section 18 of the 1940 Act as to the Fund. The fact that a Series shall have initially been established and designated without any specific establishment or designation of Classes (i.e., that all Interests of such Series are initially of a single Class), or that a Series shall have more than one established and designated Class, shall not limit the authority of the Trustees to establish and designate separate Classes, or one or more additional Classes, of said Series without approval of the Holders of the initial Class thereof, or previously established and designated Class or Classes thereof.

          (b) Class Differences. The relative rights and preferences of the Classes of any Series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the instrument establishing and designating such Classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the Fund pursuant to a vote of a majority of the Trustees). The relative rights and preferences of each Class of Interests shall be the same in all respects except that, and unless and until the Board of Trustees shall determine otherwise: (i) when a vote of Holders is required under this Agreement or when a meeting of Holders is called by the Board of Trustees, the Interests of a Class shall vote exclusively on matters that affect that Class only; (ii) the expenses and liabilities related to a Class shall be borne solely by such Class (as determined and allocated to such Class by the Trustees from time to time in a manner consistent with Sections 3.2 and 3.3 hereof); and (iii) the Interests of each Class shall have such other rights and preferences as are set forth from time to time in the then effective prospectus and/or statement of additional information relating to the Interests. Dividends and distributions on each Class of Interests may differ from the dividends and distributions on any other such Class, and the net asset value of each Class of Interests may differ from the net asset value of any other such Class.

     Section 3.3. Designation of Series. Without limiting the authority of the Trustees set forth in Sections 3.1 and 3.2 hereof to establish and designate any further Series or Classes of Series, the Trustees hereby establish one Series of Interests having the same name as the Fund, and said Interests shall be divided into one Class. In addition to the rights and preferences described in Sections
3.1 and 3.2 hereof with respect to Series and Classes, the Series and Classes established hereby shall have the relative rights and preferences described in this Section 3.3. The Interests of any Series or Class that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some Series or Classes at the time of establishing and designating the same) have the following relative rights and preferences:

          (a)  Assets Belonging to Series or Class.

             (i) All consideration received by the Fund for the issuance or sale of Interests of a particular segregated Series, if so designated, or any Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series (and may be allocated to any Classes thereof) for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Fund. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series (collectively "GENERAL ITEMS"), the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series (and be allocable to any Classes thereof). Each such allocation by the Trustees shall be conclusive and binding upon the Holders of all Series (and any Classes thereof) for all purposes. No Holder or former Holder of any Series or Class shall have a claim on or any right to any assets allocated or belonging to any other Series or Class.

             (ii) The Fund is a series trust pursuant to Sections 3804(a) and 3806(b) of the Delaware Act, and each Series shall be a separate series of the Fund within the meaning of Section 3806(b)(2) of the Delaware Act. As such, separate and distinct records shall be maintained for each Series and the assets of the Fund associated with each Series shall be held and accounted for separately from the other assets of the Fund or any other Series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each Series shall be enforceable against the assets of such Series only, and not against the assets of the Fund generally or the assets of any other Series nor shall the assets of any Series be charged with the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to another Series, or, except as otherwise provided herein, the Fund generally.

          (b) Liabilities Belonging to Series. The liabilities, expenses, costs, charges and reserves attributable to each Series shall be charged and allocated to the assets belonging to each particular Series. Any general liabilities, expenses, costs, charges and reserves of the Fund which are not identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes.

          (c) Liabilities Belonging to a Class. If a Series is divided into more than one Class, the liabilities, expenses, costs, charges and reserves attributable to a Class shall be charged and allocated to the Class to which such liabilities, expenses, costs, charges or reserves are attributable. Any general liabilities, expenses, costs, charges or reserves belonging to the Series which are not identifiable as belonging to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Class are herein referred to as "liabilities belonging to" that Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Classes for all purposes.

          (d) Distributions. Distributions on Interests of a particular Series or Class may be paid to the Holders of Interests of that Series or Class, with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, from such of the income, capital gains accrued or realized, and capital and surplus, from the assets belonging to that Series, or in the case of a Class, belonging to such Series and being allocable to such Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to such Series or Class. Distributions on Interests of a particular Series or Class shall be distributed pro rata to the Holders of such Series or Class in proportion to their respective Percentage Interests in such Series or Class held by such Holders at the date and time of record established for the payment of such distributions. Such distributions may be made in cash as determined by the Trustees.

          (e) Liquidation. In the event of the liquidation or dissolution of the Fund or any Series or Class thereof, the Holders of each Series and all Classes of each Series that have been established and designated and are being liquidated and dissolved shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series or, in the case of a Class, belonging to that Series and allocable to that Class, over the liabilities belonging to that Series or Class. Upon the liquidation or dissolution of the Fund or any Series or Class pursuant to Article XI, the assets so distributable to the Holders of any particular Class and Series shall be distributed in accordance with Section 11.2 hereof. The liquidation of the Fund or any particular Series or Class thereof may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the Holders of such Series or Class or as otherwise provided in this Agreement or the instrument establishing such Series or Class. The Trustees shall provide written notice to affected holders of a termination effected in accordance with Article XI.

          (f) Transfer. All Interests of each particular Series or Class shall be subject to limitations on transferability as provided in Article X hereof.

          (g) Equality. Except as provided herein or in the instrument designating and establishing any Series or Class, all Interests of a particular Series or Class shall represent an equal proportionate interest in the assets belonging to that Series, or in the case of a Class, belonging to that Series and allocable to that Class, (subject to the liabilities belonging to that Series or that Class), and each Interest of any particular Series or Class shall be equal to each other Interest of that Series or Class; but the provisions of this sentence shall not restrict any distinctions permissible under this Article III that may exist with respect to Interests of the different Classes of a Series. The Trustees may from time to time divide or combine the Interests of any particular Class or Series into a greater or lesser number of Interests of that Class or Series provided that such division or combination does not change the proportionate beneficial interest in the assets belonging to that Series or allocable to that Class or in any way affect the rights of Interests of any other Class or Series.

     Section 3.4. Ownership of Interests. The ownership of Interests shall be recorded on the books of the Fund or of a transfer or similar agent for the Fund, which books shall be maintained separately for the Interests of each Class and Series that has been established and designated. No certification certifying the ownership of Interest need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of certificates representing Interests in the Fund, the use of facsimile signatures, the transfer of Interests and similar matters. The record books of the Fund as kept by the Fund or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Holders and as to the number of Interests of each Class and Series held from time to time by each such Holder.

     Section 3.5. Investments in the Fund. The Fund may offer Interests for purchase by investors in such manner and at such times as may be determined by the Board of Trustees, and as may be disclosed in this Agreement, the By-Laws or the Fund's prospectus and statement of additional information. All subscriptions for Interests are subject to the receipt by the Fund or its custodian of cleared funds that have satisfied all applicable anti-money laundering protocols, as applicable from time to time, on or before the acceptance date for such subscriptions in the full amount of the subscription. The Board of Trustees may, in its sole discretion, delegate to the Investment Adviser the authority to waive any subscription holding period subject to the satisfaction of the requirements of the immediately preceding sentence. The Board of Trustees may, in its sole discretion, reject any subscription for an Interest. The Board of Trustees may, in its sole discretion, suspend the offering of the Interests at any time. Each investment shall be credited to the Holder's Capital Account as provided in Section 8.3 hereof.

     Section 3.6.  Status of Interests and Limitation of Personal
Liability. Interests shall be deemed to be personal property giving only the rights provided in this Agreement, the By-Laws of the Fund and the resolutions of the Board of Trustees. Every Holder by virtue of having become a Holder shall be held to have expressly assented and agreed to the terms thereof. The death of a Holder during the existence of the Fund shall not operate to terminate the Fund, nor entitle the representative of any deceased Holder to an accounting or to take any action in court or elsewhere against the Fund or the Trustees, but shall entitle such representative only to the rights of said deceased Holder under this Agreement. Ownership of Interests shall not entitle a Holder to any title in or to the whole or any part of the Fund Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Interests constitute the Holders as partners or joint venturers except as specifically provided for pursuant to Article III herein or by resolution of the Board of Trustees. Neither the Fund nor the Trustees, nor any officer, employee or agent of the Fund shall have any power to bind personally any Holder, or to call upon any Holder for the payment of any sum of money or assessment whatsoever other than such as the Holder may at any time agree to pay.

     Section 3.7. Actions Affecting Series. Subject to the right of Holders, if any, to vote pursuant to Section 7.1, the Trustees shall have full power and authority, in their sole discretion without obtaining any prior authorization or vote of the Holders of any Series to fix or change such preferences, voting powers, rights and privileges of any Series, as the Trustees may from time to time determine, including any change that may adversely affect a Holder; to divide or combine the Interests of any Series into a greater or lesser number; to classify into one or more Series; and to take such other action with respect to the Interests as the Trustees may deem desirable. A Series may issue any number of Interests but need not issue any Interests. At any time that there are no outstanding Interests of any particular Series previously established and designated, the Trustees may abolish that Series and the establishment or and designation thereof.

     Section 3.8. Series Established as a Partnership. Each Series of the Fund is intended to be classified as a separate partnership for federal and state income tax purposes. A Capital Account shall be established for each Holder of Interests of a Series, and shall be adjusted from time to time in accordance with Section 8.3 hereof and Net Profits and Net Losses with respect to any particular Series of the Fund shall be allocated in accordance with Article VIII hereof.

                                   ARTICLE IV

                             THE BOARD OF TRUSTEES

     Section 4.1. Number. The number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15).

     Section 4.2. Election and Tenure. Subject to the requirements of Section 16(a) of the 1940 Act, the Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees and remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Fund until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Fund or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Fund, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any meeting of Holders by a vote of Holders owning in the aggregate a two-thirds percentage interest of the Fund, which percentage interest in such case shall be the ratio of the Capital Account of such Holders to the total of the Capital Accounts of all Holders of all Series of the Fund. A meeting of Holders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Holders owning a percentage interest of 10% or more of the Fund in the aggregate, which percentage interest in such case shall be the ratio of the Capital Account of such Holders to the total of the Capital Accounts of all Holders of all Series of the Fund.

     Section 4.3. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Fund or to revoke any existing agency created pursuant to the terms of this Agreement. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in Section 4.2, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Agreement.

     Section 4.4. Trustee Compensation. The Trustees as such shall be entitled to reasonable compensation from the Fund. They may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, administrative, legal, accounting, investment banking, underwriting, brokerage, or investment dealer or other services and the payment for the same by the Fund.

     Section 4.5. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Adviser, Sub-Adviser or Principal Underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Fund out of its assets may indemnify and hold harmless each and every Trustee and officer of the Fund from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Fund; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Fund or any Holder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Fund or the Trustees or any of them in connection with the Fund shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

     Section 4.6. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Fund. A Trustee shall be liable to the Fund and to any Holder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Agreement, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 4.7. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Fund or upon its order.

     Section 4.8. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Fund assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Fund.

                                   ARTICLE V

                             POWER OF THE TRUSTEES

     Section 5.1. Management of the Fund. The Trustees shall have exclusive and absolute control over the Fund Property and over the business of the Fund to the extent as if the Trustees were the sole owners of the Fund Property and business in their own right, but with such powers of delegations as may be permitted by this Agreement. The Trustees shall have power to conduct the business of the Fund and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possession of the United Sates of America, and in any and all foreign jurisdictions and to do all such other things and execute any and all such instruments that they may consider desirable, necessary or appropriate in order to promote the interests of the Fund although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Fund made by the Trustees in good faith shall be conclusive. In construing the provisions of this Agreement, the presumption shall be in favor of a grant of power to the Trustees and unless otherwise specified herein or required by the 1940 Act or other applicable law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office or a majority of any duly constituted committee of Trustees. The enumeration of any specific power in this Agreement shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court or other authority.

     Section 5.2. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Trustees, or any committee thereof, may be taken without a meeting, without notice and without a vote, if all members of the Board of Trustees or committee (as the case may be) consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Trustees, or committee, except as otherwise provided in the 1940 Act.

     Section 5.3.  Powers of the Trustees.  Without limiting the provisions of
Section 5.1, the Fund shall have power and authority:

          (a) To operate as, and to carry on the business of, an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;

          (b) To invest and reinvest cash and cash items, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of all types of Securities, futures contracts and options thereon, and forward currency contracts of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other Securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality or organization, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such Securities, futures contracts and options thereon, and forward currency contracts, to change the investments of the assets of the Fund; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

          (c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Fund or any Series;

          (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other Securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to Securities or property as the Trustees shall deem proper;

          (e) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of Securities, including the right to sell Securities;

          (f) To hold any security or property in a form not indicating that it is Fund Property, whether in bearer, book entry, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a Securities depository, subject in each case to the applicable provisions of the 1940 Act;

          (g) To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any Security which is held in the Fund; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any Security held in the Fund;

          (h) To join with other Security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

          (i) To litigate, compromise, arbitrate, settle or otherwise adjust claims in favor of or against the Fund or a Series, or any matter in controversy, including but not limited to claims for taxes;

          (j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

          (k) To borrow funds or other property in the name of the Fund or Series exclusively for Fund or Series purposes;

          (l) To endorse or guarantee the payment of any notes or other obligations of any Person exclusively for Fund or Series purposes; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof exclusively for Fund or Series purposes;

          (m) Subject to Sections 4.5 through 4.8, to purchase and pay for entirely out of Fund Property such insurance as the Trustees may deem necessary, desirable or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Fund or payment of distributions and principal on its Series investments, and insurance policies insuring the Holders, Trustees, officers, employees, agents, Investment Adviser, Sub-Adviser, Principal Underwriters, or independent contractors of the Fund, individually against all claims and liabilities of every nature arising by reason of holding Interests, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Sub-Adviser, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence;

          (n) Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Fund to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets of that Series;

          (o) To adopt, establish and carry out pension, profit-sharing, bonus, purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Fund;

          (p) To adopt, amend and repeal By-Laws not inconsistent with this Agreement providing for the regulation and management of the affairs of the Fund;

          (q) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

          (r) To appoint from their own and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine and to adopt a committee charter providing for such responsibilities;

          (s) To employ one or more custodians of the assets of the Fund and may authorize such custodians to employ sub-custodians and to deposit all or any part of such assets in a system or systems for the central handling of Securities or with a Federal Reserve Bank,

          (t) To retain a transfer agent or administrator, or both, and may authorized such transfer agents or administrators to employ sub-transfer agents or sub-administrators, as the case may be, to provide for transfer agent, recordkeeping and administrative services on behalf of the Fund;

          (u) To provide for the issuance and distribution of Interests by the Fund directly or through one or more Principal Underwriters or otherwise;

          (v) To set record dates for the determination of Holders with respect to various matters; declare and pay distributions to Holders of each Series from the assets of such Series;

          (w) To establish from time to time separate and distinct Series with separately defined investment objectives and policies and distinct investment purpose in accordance with Article III hereof;

          (x) To interpret the investment policies, practices or limitations of any Series;

          (y) To establish, from time to time, investment and redemption restrictions (including, without limitation, establishing minimum investment and withdrawal amounts) for Holders in the Fund or in one or more Series;

          (z) To delegate such authority as they consider desirable to any officer of the Fund, to any committee of the Trustees and to any agent or employee of the Fund or to any such custodian, transfer or servicing agents, Investment Adviser, Sub-Adviser or Principal Underwriter.

          (aa) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power set forth herein, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising from the businesses, purposes, objects or powers set forth above.

     The Fund shall not be limited to investing in obligations maturing before the possible termination of the Fund or one or more of its Series. The Fund shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Fund shall not be required to obtain any court order to deal with any assets of the Fund or take any other action hereunder.

     Section 5.4. Payment of Expenses by the Fund. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Fund or Series, or partly out of the principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Fund or Series, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Investment Adviser, Sub-Adviser, Principal Underwriter, auditors, counsel, custodian, transfer agent, servicing agents, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

     Section 5.5. Ownership of Assets of the Fund. Title to all of the assets of the Fund shall at all times be considered as vested in the Fund, except that the Trustees shall have power to cause legal title to any Fund Property to be held by or in the name of one or more of the Trustees, or in the name of the Fund, or in the name of any other Person as nominee, on such terms as the Trustees may determine. Upon the resignation, incompetency, bankruptcy, removal, or death of a Trustee he or she shall automatically cease to have any such title in any of the Fund Property, and the title of such Trustee in the Fund Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered. The Trustees may determine that the Fund or the Trustees, acting for and on behalf of the Fund, shall be deemed to hold beneficial ownership of any income earned on the Securities owned by the Fund, whether domestic or foreign.

     Section 5.6. Issuance and Repurchase of Interests. The Trustees shall have the power to issue, sell, transfer, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, or other wise deal in Interests and, subject to applicable law and the provisions set forth in Section 3.3 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of

Interests any funds or property of the Fund, or any assets belonging to the particular Series, with respect to which such Interests are issued.

     Section 5.7. Power of Board of Trustees to Change Provisions Relating to Interests. Notwithstanding any other provision of this Agreement to the contrary, and without limiting the power of the Board of Trustees to amend the Agreement, the Board of Trustees shall have the power to amend this Agreement, at any time and from time to time, in such manner as the Board of Trustees may determine in their sole discretion, without the need for action by any Holder, so as to add to, delete, replace or otherwise modify any provisions relating to the Interests contained in this Agreement, provided that before adopting any such amendment without approval of the Holders, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Holders or that approval of the Holders is not required by the 1940 Act or other applicable law. If Interests have been issued, approval of the Holders shall be required to adopt any amendments to this Agreement which would adversely affect to a material degree the rights and preferences of the Interests of any Series.

                                   ARTICLE VI

                               SERVICE CONTRACTS

     Section 6.1.  Investment Adviser and Sub-Adviser.

          (a) Investment Adviser. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Fund or for any Series with any Person; and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for the Investment Adviser to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Fund shall be held uninvested and to make changes in the Trust's investments, and such other responsibilities as may specifically be delegated to such Person.

          (b) Sub-Adviser. The Trustees may authorize the Investment Adviser to employ, from time to time, one or more Sub-Advisers to perform such of the acts and services of the Investment Adviser, and upon such terms and conditions, as may be agreed among the Trustees, the Investment Adviser and Sub-Adviser. Any reference in this Agreement to the Investment Adviser shall be deemed to include such Sub-Advisers, unless the context otherwise requires.

          (c) Compensation. The Investment Adviser and Sub-Adviser (if any) shall be entitled to receive such fees for services provided to the Fund as may be agreed to be the Investment Adviser and Sub-Adviser (if any) and the Fund pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement (if any) or other applicable agreement relating to such services.

          (d) Special Advisory Holders. Upon execution of the Investment Advisory Agreement and Sub-Advisory Agreement, the Persons serving as Investment Adviser and Sub-Adviser to the Fund shall be admitted to the Fund as Special Advisory Holders, subject to approval in accordance with the requirements of the 1940 Act. The Interest in the Fund of the Special Advisory Holders shall be non-voting and shall have no participation in the Net Profit or Net Loss of the Fund other than as a result of the Incentive Allocation. If at any time the Investment Advisory Agreement between the Fund and the person then serving as Investment Adviser terminates or the Sub-Advisory Agreement between the Fund and the person serving as a Sub-Adviser terminates, the Board of Trustees shall admit as a substitute Special Advisory Holder, such persons as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement or Sub-Advisory Agreement, as the case may be, subject to the due approval of such Investment Advisory Agreement or Sub-Advisory Agreement with such persons in accordance with the requirements of the 1940 Act. Special Advisory Holders may, but shall not be required, to make any contribution of capital to the Fund.

     Section 6.2. Principal Underwriter. The Trustees may also, at any time and from time to time, contract with any Persons, appointing such Persons exclusive or nonexclusive distributor or Principal Underwriter for the Interests of one or more of the Series or other Securities to be issued by the Fund. Every such contract may contain such other terms as the Trustees may determine.

     Section 6.3. Other Service Contracts. The Trustees are also empowered, at any time and from time to time, to contract with any Persons, appointing such Person(s) to serve as custodian(s), transfer agent and/or Holder servicing agent for the Fund or one or more of its Series. Every such contract shall comply with such terms as may be required by the Trustees. The Trustees are further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Fund or one or more of the Series, as the Trustees determine to be in the best interests of the Fund and the applicable Series.

     Section 6.4.  Validity of Contracts.  The fact that:

          (a) any of the Holders, Trustees, or officers of the Fund is a Holder, director, officer, partner, trustee, employee, manager, adviser, Principal Underwriter, distributor, or affiliate or agent of or for any Person with which an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, Holder servicing or other type of service contract may be made, or

          (b) any Person with which an advisory, management or administration contract or Principal Underwriter's or distributor's contract, or transfer, Holder servicing or other type of service contract may be made also has an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, Holder servicing or other service contract, or has other business or interests with any other Person, shall not affect the validity of any such contract or disqualify any Holder, Trustee or officer of the Fund from voting upon or executing the same, or create any liability or accountability to the Fund or its Holders, provided approval of each such contract is made pursuant to the applicable requirements of the 1940 Act.

                                  ARTICLE VII

                      HOLDERS' VOTING POWERS AND MEETINGS

     Section 7.1. Voting Powers. Subject to the provisions of Section 3.7, the Holders shall have right to vote only (i) for removal of Trustees as provided in
Section 4.2 hereof, and (ii) with respect to such additional matters relating to the Fund as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, (iii) with respect to matters specified in
Section 11.3, and (iv) on such other matters as the Trustees may consider necessary or desirable. Each Holder shall be entitled to a proportionate vote as provided in Section 3.7 hereof. There shall be no cumulative voting in the election of Trustees. Interests may be voted in person or by proxy. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

     Section 7.2. Voting Power and Meetings. Meetings of the Holders may be called by the Trustees for the purposes described in Section 7.1. A meeting of Holders may be held at any place designated by the Trustees. Written notice of any meeting of Holders shall be given or caused to be given by the Trustees by delivering personally or mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Holder at the Holder's address as it appears on the records of the Fund. Whenever notice of a meeting is required to be given to a Holder under this Agreement, a written waiver thereof, executed before or after the meeting by such Holder or his or her attorney thereunto authorized and filed with the records of the meeting, or actual attendance at the meeting of Holders in person or by proxy, shall be deemed equivalent to such notice.

     Section 7.3. Quorum and Required Vote. Except when a larger quorum is required by the applicable provisions of the 1940 Act, a quorum at a meeting shall consist of Holders of forty percent (40%) of the percentage interests of Holders entitled to vote on a matter. Any meeting of Holders may be adjourned from time to time by a vote of a Holders of a majority of the percentage interests cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Subject to the provisions of Section 3.7 and the applicable provisions of the 1940 Act, when a quorum is present at any meeting, a vote of a majority of the percentage interests of Holders representing the quorum shall decide any questions except only a plurality vote shall be necessary to elect Trustees.

     Section 7.4. Action by Written Consent. Any action taken by Holders may be taken without a meeting, without notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Interests in the Fund (or a Series, as the case may be) were entitled to vote thereon were present and voted. Such consent shall be treated for all purposes as a vote taken at a meeting of Holders.

     Section 7.5. Record Dates. For the purpose of determining the Holders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may fix a time, which shall be not more than ninety (90) days before the date of any meeting of Holders, as the record date for determining the Holders having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Holders of record on such record date shall have such right, notwithstanding any transfer of Interests on the books of the Fund after the record date. For the purpose of determining the Holders who are entitled to receive payment of any distribution, the Trustees may fix a date, which shall be before the date for the payment of such distribution, as the record date for determining the Holders having the right to receive such distribution. Nothing in this section shall be construed as precluding the Trustees from setting different record dates for different Series.

                                  ARTICLE VIII

                 CAPITAL ACCOUNTS, ALLOCATIONS AND TAX MATTERS

     Section 8.1.  Contributions to Capital

          (a) The minimum initial contribution of each Holder to the capital of the Fund shall be such amount as the Board of Trustees, in its discretion, may determine from time to time, but in no event shall be less than $100,000. A Holder may make subsequent capital contributions to the Fund in amounts of at least $25,000 (subject to waiver by the Board of Trustees). The amount of the initial contribution and any subsequent contributions of each Holder shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Trustees shall not be entitled to make contributions of capital to the Fund as Trustees of the Fund, but may make contributions to the capital of the Fund as Holders. The Investment Adviser and Sub-Adviser, if any, may make contributions to the capital of the Fund as Holders.

          (b) Holders may make additional contributions to the capital of the Fund effective as of such times as the Board of Trustees, in its discretion, may permit, subject to Section 3.5 hereof, but no Holder shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 8.9(c) hereof. The minimum initial capital contribution of a Holder to the capital of the Fund shall be such amount as the Board of Trustees, in its sole discretion, may determine from time to time.

          (c) Initial and any additional contributions to the capital of the Fund by any Holder shall be payable in cash or payable in readily available funds at the date of the proposed acceptance of the contribution.

     Section 8.2. Rights of Holders to Capital. No Holder shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Holder be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Holder's Interest pursuant to Section 10.4 hereof, (ii) pursuant to the provisions of Section 8.9(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 11.1 hereof. No Holder shall be liable for the return of any such amounts. No Holder shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

     Section 8.3.  Capital Accounts

          (a) The Fund shall maintain a separate Capital Account for each Holder.

          (b) Each Holder's Capital Account shall have an initial balance equal to the amount of cash constituting such Holder's initial contribution to the capital of the Fund.

          (c)  Each Holder's Capital Account shall be increased by the sum of
     (i) the amount of cash constituting additional contributions by such Holder to the capital of the Fund permitted pursuant to Section 8.1 hereof, plus
     (ii) all amounts credited to such Holder's Capital Account pursuant to Sections 8.4 through 8.10 hereof.

          (d) Each Holder's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Holder or distributions to such Holder pursuant to Sections 8.11, 8.12,
     10.4 or 11.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Holder is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 8.4 through 8.10 hereof.

          (e) The Fund shall maintain Special Advisory Accounts for the Investment Adviser and Sub-Adviser, if any, in their capacities as Special Advisory Holders solely for purposes of receiving the Incentive Allocation pursuant to Section 8.5 hereof. Each Special Advisory Account shall have an initial balance of zero.

     Section 8.4. Allocation of Net Profit and Net Loss. Except as otherwise provided in Sections 8.6 through 8.10 and subject to Section 8.5, as of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Holders in accordance with their respective Capital Account balances for such Fiscal Period.

          (a) Net Profit shall be allocated on a preliminary basis to the Capital Accounts of each Holder in proportion to their respective Capital Account balances for such Fiscal Period (the amount allocated to a particular Partner is hereinafter referred to as the "PRELIMINARY AMOUNT").

          (b) The aggregate of the Preliminary Amounts initially allocated to the Capital Account of a particular Holder for each Fiscal Period in a Fiscal Year shall be finally allocated to the Capital Account of that Holder at the end of such Fiscal Year (or at the time of a Holder's withdrawal if such Holder's Withdrawal Date is a date other than the last day of a Fiscal Year) as follows:

             (i) an amount equal to that Holder's Loss Carryforward (but in no event more than the aggregate of such Holder's Preliminary Amounts) shall be allocated to it;

             (ii) an amount of Net Profits such that such Holder's Capital Account shall have grown at an annualized rate of return equal to the rolling twelve-month geometric average of the three-month U.S. Treasury Bill rate as published monthly by Federal Reserve (the "HURDLE RATE"); and

             (iii) subject to the Incentive Allocation allocated to the Special Advisory Accounts pursuant to Section 8.5, the remaining portion of the Preliminary Amount, if any, shall be finally allocated to such Holder's Capital Account.

          (c) In the event that a Holder makes a Capital Contribution after the beginning of a Fiscal Year or redeems all or a portion of its Capital Account on a date that is other than the end of the Fiscal Year, the Hurdle Rate shall be pro rated with respect to the amount contributed to or withdrawn from the Fund.

          (d) Net Loss, if any, for an Accounting Period shall be allocated to the Holders in proportion to their respective Capital Account balances as of the last day of that Fiscal Period, as adjusted for purchases and repurchases occurring during the Fiscal Period.

          (e) In the event that the Fund has both a Net Loss for at least one Fiscal Period and a Net Profit for at least one Fiscal Period during the same Fiscal Year, then the Fund shall make further equitable adjustments to the Capital Accounts of some or all of the Holders as of the last day of the Fiscal Year, in such proportions and amounts as the Fund shall determine, in order to assure, to the extent practicable, that no Holder receives a benefit or suffers a detriment as a result of multiple Fiscal Periods during a single Fiscal Year.

     Section 8.5.  Incentive Allocation

          (a) If in any Fiscal Year, Net Profits are allocated to a particular Holder's Capital Account, there shall be reallocated to the Special Advisory Accounts as of the end of such Fiscal Year an aggregate amount equal to 10% of the Net Profits (the "INCENTIVE ALLOCATION"); provided, however, that (i) no Incentive Allocation will be made until the Net Profits for the year exceed such Holder's Loss Carryforward amount (i.e., when calculating the amount of the Incentive Allocation for a particular Holder, the Loss Carryforward amount will first be applied against the Net Profits allocated to such Holder to determine whether there will be an Incentive Allocation) and (ii) the annualized rate of return of such Holder's Capital Account exceeds the Hurdle Rate.

          (b) The "LOSS CARRYFORWARD" amount for a particular Holder will be the sum of all prior Net Losses allocated to the Holder that have not been subsequently offset by Net Profits allocated to the Holder; provided, however, that the Loss Carryforward amount will be reduced proportionately to reflect any withdrawals of capital by a Holder (i.e., repurchase of Interests by the Fund from such Holder pursuant to Section 10.4).

          (c) The Special Advisory Holders shall be required to withdraw 100% of the Incentive Allocation (computed on the basis of unaudited data) within 60 days of the date on which such Incentive Allocation was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the books of the Fund for the year in which allocations to the Special Advisory Accounts are made, the Fund shall allocate to the Special Advisory Accounts any additional amount of Incentive Allocation determined to be owed to the Special Advisory Holders based on the audit, and the Special Advisory Holders shall contribute to the Fund any excess amount of Incentive Allocation determined to be owed to the Fund.

          (d) In the event there is more than one Special Advisory Holder, the Incentive Allocation allocable to the Special Advisory Accounts shall be allocated to such accounts on pro rata basis unless the Special Advisory Holders agree otherwise, subject to approval of the Holders as and if required under the Investment Company Act.

For purposes of this Section 8.5, "Net Profits" and "Net Losses" allocated to a Holder shall include items allocated pursuant to Sections 8.4, 8.5, 8.6, 8.8,
8.9 and 8.10 hereof.

     Section 8.6. Allocation of Ongoing Offering Costs. Except for the first twelve months of the Fund's operations following the effectiveness of its registration on Form N-2 with the U.S. Securities and Exchange Commission (the "SEC"), as of the last day of each Fiscal Period, any ongoing offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Holders in accordance with their respective Capital Account balances for such Fiscal Period. For the first twelve months of the Fund's operations following the effectiveness of its registration on Form N-2 with the SEC, the Board of Trustees, in its sole discretion, may elect to amortize such offering costs over such twelve month period.

     Section 8.7. Allocation of Organizational Expenses. Organizational Expenses will be written off for financial statement purposes on the first day on which the Fund undertakes operations. Initial and Ongoing Offering Expenses are governed by Section 8.5.

     Section 8.8. Allocation of Certain Expenditures. Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board of Trustees to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Holders, shall be charged to only those Holders on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Holders as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

     Section 8.9.  Reserves

          (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Holders for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Investment Adviser or the Board of Trustees, such reserves to be in the amounts that the Board of Trustees, in its sole discretion, deems necessary or appropriate. The Board of Trustees may increase or reduce any such reserves from time to time by such amounts as the Board of Trustees, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Holders at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Holders, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Holders at the time, as determined by the Board of Trustees, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

          (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Holders at the time of payment or receipt and such amount was not accrued or reserved for, but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Holders during such prior Fiscal Period or Periods.

          (c)  If any amount is required by paragraph (a) or (b) of this Section
     8.9 to be charged or credited to a party who is no longer a Holder, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Trustees determines that such charge or credit is required. In the case of a charge, the former Holder shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Holder be obligated to make a payment exceeding the amount of such Holder's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Holder. To the extent that a former Holder fails to pay to the Fund, in full, any amount required to be charged to such former Holder pursuant to paragraph
     (a) or (b) of this Section 8.9, whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Holders at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Holders.

     Section 8.10.  Tax Allocations

          (a) For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Holders in such manner as to reflect equitably amounts credited or debited to each Holder's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 8.10 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Treasury Regulation Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Sections of the Code and Treasury Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Holders such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation
     Section 1.704-1(b)(2)(ii)(d).

          (b) If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any Fiscal Year during or as of the end of which the Interests of one or more Positive Basis Holders are repurchased by the Fund in whole or in part pursuant to Article III, unless otherwise determined by the Board of Trustees, in its sole discretion, shall allocate, such gains shall be allocated as follows: (i) to allocate such gains among such Positive Basis Holders, pro rata in proportion to the respective Positive Basis of each such Positive Basis Holder, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Holder shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Holders to the other Holders in such manner as shall equitably reflect the amounts allocated to such Holders' Capital Accounts pursuant to Sections 8.4 and 8.5.

          (c) As used herein, (i) the term "POSITIVE BASIS" shall mean, with respect to any Holder and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Holder's share of the liabilities of the Fund under Section 752 of the Code), and (ii) the term "POSITIVE BASIS HOLDER" shall mean any Holder whose Interest is repurchased by the Fund and who has Positive Basis as of the effective date of the repurchase, but such Holder shall cease to be a Positive Basis Holder at such time as it shall have received allocations pursuant to clause of the second paragraph of this Section 8.10 equal to its Positive Basis as of the effective date of such repurchase.

          (d) Notwithstanding anything to the contrary in the foregoing, if the Fund realizes gains in any Fiscal Year with respect to which the Special Advisory Holders are entitled to an Incentive Allocation under Section 8.5 hereof, the Board of Trustees (at the request of the Special Advisory Holders) may specially allocate such gains to the Special Advisory Holders in an amount by which the Incentive Allocation exceeds the Special Advisory Holders' "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its interest in the Fund as of the time it withdraws such Incentive Allocation. The Special Advisory Holders' "adjusted tax basis," for these purposes, shall be increased by any amount of the Incentive Allocation withdrawal that it elects to contribute as a Holder to the Fund as of the date of the withdrawal of the Incentive Allocation.

     Section 8.11. Distributions. The Board of Trustees, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Holders on a pro rata basis in accordance with the Holders' Capital Account balances.

     Section 8.12.  Withholding

          (a) The Board of Trustees may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution or deemed distribution to any Holder to the extent required by the Code or any other applicable law.

          (b) For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Holder shall be deemed to be a distribution or payment to such Holder, reducing the amount otherwise distributable to such Holder pursuant to this Agreement and reducing the Capital Account of such Holder. If the amount of such taxes is greater than any such distributable amounts, then such Holder and any successor to such Holder's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Trustees, the amount of such excess.

          (c) The Board of Trustees shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Holder that may be eligible for such reduction or exemption. To the extent that a Holder claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Holder shall furnish the Board of Trustees with such information and forms as such Holder may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Holder represents and warrants that any such information and forms furnished by such Holder shall be true and accurate and agrees to indemnify the Fund and each of the Holders from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

     Section 8.13.  Tax Matters Partner

          (a) A Trustee who is a Holder shall be designated on the Fund's annual Federal information tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Fund for purposes of
     Section 6231(a)(7) of the Code. In the event that no Trustee is a Holder, then any other Holder shall be designated as the Tax Matters Partner by the Board of Trustees. Should any Holder be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Holder hereby does, to the fullest extent permitted by law, delegate to an officer selected by the Board of Trustees all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such duly selected officer as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the officer's judgment, to be done by such a Tax Matters Partner. Any Holder designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code and any officer discharging this responsibility under the power of attorney described above shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

          (b) Each person (for purposes of this Section 8.13, called a "PASS-THRU HOLDER") that holds or controls an interest as a Holder on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Holder is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Holder. In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for and its decision shall be final and binding upon, the Fund and each Holder thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

     Section 8.14. Section 754 Election. In the event of a distribution of Fund property to a Holder or an assignment or other transfer (including by reason of death) of all or part of the interest of a Holder in the Fund, at the request of a Holder, the Board of Trustees, in its discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

     Section 8.15. Filing of Returns. The Board of Trustees or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

                                   ARTICLE IX

                  ACCOUNTING, VALUATION AND BOOKS AND RECORDS

     Section 9.1.  Accounting and Reports

          (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board of Trustees shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

          (b) After the end of each taxable year, the Fund shall furnish to each Holder such information regarding the operation of the Fund and such Holder's Interest as is necessary for Holders to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

          (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 9.1(c) is being made, the Fund shall furnish to each Holder a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The Fund may furnish to each Holder such other periodic reports as it deems necessary or appropriate in its discretion.

     Section 9.2.  Determinations by the Board of Trustees

          (a) All matters concerning the determination and allocation among the Holders of the amounts to be determined and allocated pursuant to Article VII hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Trustees unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Holders.

          (b) The Board of Trustees may make such adjustments to the computation of Net Profit or Net Loss, the allocation of Net Profit or Net Loss with respect to any Holder, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Holders.

     Section 9.3.  Valuation of Assets

          (a) Except as may be required by the 1940 Act, the Board of Trustees shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period in accordance with such valuation policies and procedures as shall be established from time to time by the Board of Trustees and that conform to the requirements of U.S. generally accepted accounting principles. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

          (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 9.3 shall be conclusive and binding on all of the Holders and all parties claiming through or under them.

                                   ARTICLE X

              REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS

     Section 10.1. Termination of Status of the Investment Adviser, etc. The status of the Investment Adviser or the Sub-Adviser, if any, as the Special Advisory Holders, shall terminate if the Investment Advisory Agreement with the Investment Adviser or applicable agreement of the Sub-Adviser, if any, terminates and the Fund does not enter into a new Investment Advisory Agreement with the Investment Adviser or new agreement with the Sub-Adviser, as the case may be, effective as of the date of such termination.

     Section 10.2.  Transfer of Interests of Holders

          (a) An Interest of a Holder may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of such Holder or (ii) with the prior written consent of the Fund (which may be withheld in its sole discretion); provided, however, that the Fund may not consent to any Transfer other than a Transfer (w) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (x) to members of the Holder's immediate family (parents, brothers, sisters, spouse and children), (y) as a distribution from a qualified retirement plan or an individual retirement account, or (z) a Transfer to which the Fund may consent pursuant to the following sentence. The Fund may consent to other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate. In no event, however, will any transferee or assignee be admitted as a Holder without the prior consent of the Fund, which may be withheld in its sole discretion. Any Transfer not made in accordance with this Section 10.2 shall be void.

          (b) The Fund may not consent to a Transfer of an Interest or a portion thereof of a Holder or Special Advisory Holder unless: (i) the person to whom the Interest is transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Fund believes meets the requirements of a "qualified client" as provided under paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Holder is transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $75,000. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of a Holder or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Holder unless and until such transferee becomes a substituted Holder. If a Holder transfers an Interest with the approval of the Fund, the Fund shall promptly take all necessary actions so that the transferee to which such Interest is transferred is admitted to the Fund as a Holder. Each Holder effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

          (c) Each Holder shall indemnify and hold harmless the Fund, the Trustees, the Investment Adviser, the Sub-Adviser (if any) and each other Holder and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Holder in violation of this Section 10.2 and (ii) any misrepresentation by such Holder in connection with any such Transfer.

     Section 10.3. Transfer of Interests of Special Advisory Holder. No Special Advisory Holder may transfer all or any part of its Interest as a Special Advisory Holder, provided, however, that the Investment Adviser may transfer its Interest as a Special Advisory Holder to an Affiliate or a Sub-Adviser and a Sub-Adviser may transfer its Interest as a Special Advisory Holder to any Affiliate. Any such Transfer shall be subject to approval by the Board of Trustees.

     Section 10.4.  Repurchase of Interests.

          (a) Except as otherwise provided in this Agreement, no member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase that Interest or portion thereof. The Board of Trustees from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year (generally on March 31 and September 30, with the first such tender occurring on March 31, 2005), unless it has received an opinion of Fund legal counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Holders.

          (b) All initial investments in the Fund may not be withdrawn (whether or not there is an intervening tender) until after the first anniversary of such initial investment, except as the Board shall determine in its sole discretion. If the Board exercises its discretion to allow a withdrawal before such one year period has expired, the Holder so withdrawing may only withdraw pursuant to a tender and the Holder will be charged a fee equal to 1% of the amount so withdrawn which will be withheld by the Fund from the proceeds payable to the Holder and which the Fund shall pay as a fee to the Investment Adviser and Sub-Adviser, on a pro rata basis.

          (c) In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board of Trustees shall consider the recommendation of the Investment Adviser and Sub-Adviser, and shall also consider the following factors, among others:

             (i) whether any Holders have requested to tender Interests or portions thereof to the Fund;

             (ii)  the liquidity of the Fund's assets;

             (iii) the investment plans and working capital requirements of the Fund;

             (iv) the relative economies of scale with respect to the size of the Fund;

             (v) the history of the Fund in repurchasing Interests or portions thereof;

             (vi)  the economic condition of the Securities markets; and

             (vii) the anticipated tax consequences to the Fund or its Holders of any proposed repurchases of Interests or portions thereof.

          (d) The Board of Trustees shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Trustees to be fair to the Fund and to all Holders (including persons holding Interests acquired from Holders), as applicable.

          (e) A Holder who tenders for repurchase only a portion of the Holder's Interest will be required to maintain a Capital Account balance equal to the greater of (i) $75,000 net of the amount of the Incentive Allocation, if any, that is to be debited from the Capital Account of the Holder as of the Valuation Date or that would be debited if such date were a day on which the Incentive Allocation was made (the "TENTATIVE INCENTIVE ALLOCATION"); or (ii) the amount of the Tentative Incentive Allocation, if any. If a Holder tenders a portion of an Interest that would cause the Holder's Capital Account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Holder so that the required minimum balance is maintained. If a repurchase offer is oversubscribed by Holders, the Fund shall repurchase only a pro rata portion of the Interests tendered by each Holder. If such pro rata purchase of tendered Interests will result in one or more tendering Holders having a Capital Account Balance of less than $75,000 (net of the Tentative Incentive Allocation), the Board, may, in its discretion, increase the size of the tender offer to repurchase such Interests of such tendering Holders whose Capital Account balance would fall below such minimum.

          (f) The Investment Adviser and Sub-Adviser may tender any Interest or a portion thereof that it holds as a Holder under Section 10.4(a) hereof.

          (g) The Investment Adviser and Sub-Adviser may withdraw any Incentive Allocation credited to their Special Advisory Accounts at any time following the date on which the Incentive Allocation is made.

          (h) The Board of Trustees may cause the Fund to repurchase an Interest or portion thereof of a Holder or any person acquiring an Interest or portion thereof from or through a Holder in the event that the Board of Trustees determines or has reason to believe that:

             (i) such an Interest or portion thereof has been transferred in violation of Section 10.2 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of a Holder;

             (ii) ownership of such an Interest by a Holder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

             (iii) continued ownership of the Interest by an Investor may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code;

             (iv) any of the representations and warranties made by a Holder in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

             (v) an Interest was purchased using funds derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities.

          (i) Repurchases of Interests or portions thereof by the Fund shall be payable promptly after the expiration date of such repurchase in accordance with the terms of the Fund's repurchase offer. Payment of the purchase price for an entire Interest shall consist of: (i) cash in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the Interests tendered, determined as of the Valuation Date (the "INITIAL PAYMENT"); and, if determined to be appropriate by the Board of Trustees,
     (ii) a promissory note that is not transferable, entitling the Holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interests (or portion thereof) tendered as of the Valuation Date, taking into account any adjustments to net asset value identified as a result of the audit for the Fund for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment (the "FINAL PAYMENT"). Notwithstanding anything in the foregoing to the contrary, the Board of Trustees, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable in cash promptly after completion of the annual audit of the Fund's financial statements (the "FINAL PAYMENT DATE") and shall not bear interest unless the Board of Trustees determines otherwise, in its sole discretion. The Board has the discretion, if it deems it to be in the best interests of the Fund or a tendering Holder, to estimate the amount of the Final Payment and
     (i) pay such estimated amount prior to the Final Payment Date or (ii) deposit such estimated amount in an interest bearing escrow account with payment of such amount to the tendering Holder on or before the Final Payment Date.

          (j) A Holder may at any time submit to the Fund a written request that the Fund repurchase the entire Interest of such Holder, as contemplated by Section 11.1(a)(ii) hereof. Any such request shall be sent to the Fund by registered or certified mail, return receipt requested, and shall be deemed valid only if the Holder has received a letter from the Fund acknowledging its receipt of the request. The Fund shall send such letter to the Holder promptly upon its receipt of the Holder's request.

          (k) The Fund may suspend or postpone any repurchase offer by the vote of a majority of the Board, including a majority of the Independent Trustees, including but not limited to:

             (i) any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of Securities it owns or determine the value of the Fund's Net Assets;

             (ii) for any other periods that the Securities and Exchange Act of 1934 permits by order for the protection of Holders; or

             (iii) other unusual circumstances as the Board of Trustees deems advisable or in the best interest of the Fund and its Holders.

                                   ARTICLE XI

                             TERMINATION AND MERGER

     Section 11.1.  Termination of Fund or Series.

          (a) Unless terminated as provided herein, the Fund shall continue without limitation of time. The Fund may be terminated:

             (i) at any time by the Board of Trustees upon sixty (60) days prior written notice to the Holders;

             (ii) upon the expiration of any two-year period that commences on the date on which any Holder has submitted, in accordance with the procedures specified in Section 10.4(a) hereof, a written notice to the Fund requesting the repurchase of its entire Interest by the Fund, and such Interest has not been repurchased by the Fund; or

             (iii)  as required by operation of law.

          (b) Any Series may be terminated at any time upon the occurrence of any of the events described in Section 11.1(a) hereof, provided, however upon termination of a Series a written notice shall only be provided to the Holders of such terminated Series.

     Section 11.2.  Liquidation of Assets

          (a) Upon the dissolution of the Fund as provided in Section 11.1 hereof, the Board of Trustees shall promptly appoint the Board of Trustees or the Investment Adviser as the liquidator and the Board of Trustees or the Investment Adviser shall liquidate the business and administrative affairs of the Fund, except that if the Board of Trustees does not appoint the Board of Trustees or the Investment Adviser as the liquidator or the Board of Trustees or the Investment Adviser is unable to perform this function, a liquidator elected by Holders holding a majority of the total number of votes eligible to be cast by all Holders shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Sections 8.4 and 8.5 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Trustees or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

             (i) the debts of the Fund, other than debts, liabilities or obligations to Holders, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Holders has been completed, shall first be paid on a pro rata basis;

             (ii) such debts, liabilities or obligations as are owing to the Holders shall next be paid in their order of seniority and on a pro rata basis;

             (iii) the Special Advisory Holders shall next be paid any balance in their respective Special Advisory Accounts after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 8.5 hereof; and

             (iv) the Holders shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Holders' Capital Accounts for the Fiscal Period ending on the date of the distributions under this
        Section 11.2(a).

          (b) In the event of a dissolution and liquidation of a Series or Class thereof, the assets of the liquidated Series or Class shall be distributed in the same manner as set forth in Section 11.2(a)(i) through
     (iv), except that the term "Fund" shall be replaced by "Series" or "Class," as the case may be, wherever the term "Fund" appears.

          (c) Anything in this Section 11.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Trustees, the Investment Adviser or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 9.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 11.2(a) above, and
     (ii) any profit or loss attributable to property distributed in kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

     Section 11.3. Merger and Consolidation. The Trustees may cause (i) the Fund or one or more of its Series to the extent consistent with applicable law to be merged into or consolidated with another Fund, Series or Person, (ii) the Interests of the Fund or any Series to be converted into beneficial interests in another business trust (or Series thereof), (iii) the Interests to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (iv) a sale of assets of the Fund or one or more of its Series. Such merger or consolidation, Interest conversion, Interest exchange or sale of assets must be authorized by vote as provided in Article VII herein; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, Interest exchange, merger or consolidation including the power to create one or more separate business trusts to which all or any part of the assets, liabilities, profits or losses of the Fund may be transferred and to provide for the conversion of Interests of the Fund or any Series into beneficial interests in such separate business trust or trusts (or Series thereof).

                                  ARTICLE XII

                                 MISCELLANEOUS

     Section 12.1. Amendments. The Trustees may amend this Agreement by making an amendment to this Agreement hereto, an agreement supplemental hereto, or by amending and restating the trust instrument. Any such amendment having been approved by a majority of the Trustees then holding office shall become effective unless otherwise provided by such Trustees upon execution by a duly authorized officer of the Fund. The Certificate of Trust of the Fund may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

     Section 12.2. Filing of Copies. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Fund where it may be inspected by any Holder. Anyone dealing with the Fund may rely on a certificate by an officer of the Fund as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Fund hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Fund to be a copy of this instrument or of any such restatements and/or amendments.

     Section 12.3. References and Headings. In this instrument and in any such restatements and/or amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

     Section 12.4. Applicable Law. This Agreement is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Act. The Fund shall be a Delaware statutory trust pursuant to such act, and without limiting the provisions hereof, the Fund may exercise all powers which are ordinarily exercised by such a business trust.

     Section 12.5.  Provisions in Conflict with Law or Regulations.

          (a) The provisions of the Agreement are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, Subchapter K or related provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Agreement; provided, however, that such determination shall not affect any of the remaining provisions of the Agreement or render invalid or improper any action taken or omitted prior to such determination.

          (b) If any provision of the Agreement shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Agreement in any jurisdiction.

          Section 12.6. Statutory Trust Only. It is the intention of the Trustees to create a statutory trust pursuant to the Act, and thereby to create only the relationship of trustee and beneficial owners within the meaning of such Act between the Trustees and each Holder, except that, each Series is intended to be classified as a partnership for federal and state income tax purposes, it is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, joint venture, or any form of legal relationship other than a business trust pursuant to such Act, and nothing in this Agreement shall be construed to make the Holders, either by themselves or with the Trustees, partners or members of a joint stock association.

     Section 12.7. Counterparts. This instrument may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed a single document.

     IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Agreement and Agreement as of the date first written above.

                                                  /s/ ERIC BRUCKER
                                       -----------------------------------------
                                                     Eric Brucker

                                              /s/ ROBERT J. CHRISTIAN
                                       -----------------------------------------
                                                  Robert J. Christian

                                              /s/ NICHOLAS A. GIORDANO
                                       -----------------------------------------
                                                 Nicholas A. Giordano

                                                /s/ MARK A. SARGENT
                                       -----------------------------------------
                                                    Mark A. Sargent

                    WILMINGTON LOW VOLATILITY FUND OF FUNDS


                      STATEMENT OF ADDITIONAL INFORMATION

                            1100 NORTH MARKET STREET
                              WILMINGTON, DE 19890
                                 (302) 651-1587

                               DECEMBER 19, 2003



     This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Wilmington Low Volatility Fund of Funds (the "Fund") dated December 19, 2003. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.


     This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


     The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA") because it is a registered investment company under the Investment Company Act of 1940; therefore, the Fund is not subject to registration or regulation as a pool operator under the CEA.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                               Page
                                                               ----
GENERAL INFORMATION AND HISTORY.............................     4
INVESTMENT POLICIES AND PRACTICES...........................     4
     Fundamental Policies...................................     4
     Certain Investment Strategies and Other Operating
      Policies..............................................     4
     Convertible Arbitrage..................................     5
     Fixed Income Arbitrage.................................     5
     Managed Futures........................................     6
     Balanced Long/Short Equities (Equity Hedge)............     6
     Other Strategies.......................................     6
REPURCHASES AND TRANSFERS OF INTEREST.......................     8
     Repurchase Offers......................................     8
     Mandatory Repurchases..................................     9
     Transfers of Interests.................................     9
MANAGEMENT OF THE FUND......................................    10
     Board of Trustees and Officers.........................    10
     Committees of the Board................................    12
     Trustee Ownership of Securities........................    12
     Trustee Compensation...................................    13
INVESTMENT ADVISORY SERVICES................................    13
     Investment Advisory Agreement with RSMC................    13
     Sub-Advisory Agreement with Guidance...................    14
     Approval of Advisory and Sub-Advisory Agreements.......    15
CODES OF ETHICS.............................................    15
TAX ASPECTS.................................................    16
     Tax Treatment of Fund Investments......................    16
     Certain Issues Pertaining to Specific Exempt
      Organizations.........................................    22
ERISA CONSIDERATIONS........................................    23
BROKERAGE...................................................    24
VALUATION OF ASSETS.........................................    24
INDEPENDENT AUDITORS AND LEGAL COUNSEL......................    25
ADMINISTRATION, ACCOUNTING, AND TRANSFER AGENT SERVICES.....    25
CUSTODIAN...................................................    26
CONTROL PERSONS.............................................    26

                                                                               Page
                                                                               ----
SUMMARY OF DECLARATION OF TRUST.............................                     26
     Liability of Trustees and Officers.....................                     26
     Term, Dissolution and Liquidation......................                     26
     Voting.................................................                     27
     Reports to Investors...................................                     27
     Fiscal Year............................................                     27
FUND ADVERTISING AND SALES MATERIAL.........................                     27
FINANCIAL STATEMENTS........................................                     28
Appendix A..................................................   Financial Statements

                        GENERAL INFORMATION AND HISTORY

     Wilmington Low Volatility Fund of Funds (the "Fund") is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. Beneficial interests in the Fund ("Interests") are registered under the Securities Act of 1933, as amended (the "1933 Act").

                       INVESTMENT POLICIES AND PRACTICES

     The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional information regarding the Fund's investment program is set forth below.

--------------------------------------------------------------------------------

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding Interests of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the 1940 Act, the vote of a "majority of the outstanding Interests of the Fund" means the vote, at an annual or special meeting of investors in the Fund ("Investors") duly called, (a) of 67% or more of the Interests present at such meeting, if the holders of more than 50% of the outstanding Interests of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Interests of the Fund, whichever is less. The Fund may not:

         -- Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund's total assets, or if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets) or as otherwise permitted by the U.S. Securities and Exchange Commission ("SEC").

         -- Borrow money, except to the extent permitted by Section 18 of the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC.

         -- Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

         -- Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

         -- Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate or securities issued by companies that invest or deal in real estate investment trusts.

     With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, does not constitute a violation of such restriction or policy.

     The Fund's investment objective is not fundamental and may be changed by the Board of Trustees of the Fund (collectively, the "Board" and each individually, a "Trustee") without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Interests.

--------------------------------------------------------------------------------

CERTAIN INVESTMENT STRATEGIES AND OTHER OPERATING POLICIES
--------------------------------------------------------------------------------

     As discussed in the prospectus, the Fund pursues its investment objective by allocating its assets among a number of private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created by the Fund (the "Sub-Advised Accounts") managed by fund managers (collectively, "Fund Managers") or Guidance Capital LLC ("Guidance" or the "Sub-Adviser") that invest across a range of strategies and markets. The Private Funds and Sub-Advised Accounts are referred to herein collectively as "Underlying Funds."

     Under the direction and supervision of the Fund's investment adviser, Rodney Square Management Corporation ("RSMC" or the "Adviser"), Guidance allocates the assets of the Fund, among Fund Managers that employ one or more of the following alternative investment strategies:

     (i)  Convertible Arbitrage;

     (ii) Fixed Income Arbitrage;

     (iii) Managed Futures;

     (iv) Merger Arbitrage;

     (v)  Balanced Long/Short Equities (i.e. equities hedge); and

     (vi) Other Strategies (e.g. distressed securities, private placements, capital structure arbitrage and index arbitrage).

     Multi-strategy investments are allocated among the various categories as the Sub-Adviser deems appropriate. The Fund does not invest in any Underlying Fund that, in the view of the Sub-Adviser, primarily buys and sells mutual funds as part of a market timing investment strategy. The alternative investment strategies employed by Underlying Funds are summarized below.

--------------------------------------------------------------------------------

CONVERTIBLE ARBITRAGE
--------------------------------------------------------------------------------

     Traditional convertible arbitrage managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the underlying company's equity. They hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation. In addition, they may hedge the debt exposure of the position by selling short a related fixed income security. These managers use a combination of fundamental, empirical, and quantitative valuation techniques to identify attractive convertible bonds. These managers typically utilize leverage. Funds employing a convertible arbitrage strategy are constructed to achieve stable, absolute returns with low correlation to equity or debt market movements.

     Non-traditional convertible arbitrage managers make private investments in public companies in need of financing. Generally, the manager receives a discounted convertible note in return for a capital allocation, while at the same time the manager shorts an appropriate number of stocks as a hedge, essentially locking in a profit. The biggest risk is that these are typically illiquid securities and that companies may not survive, thus rendering the partially hedged convertible notes worthless.

--------------------------------------------------------------------------------

FIXED INCOME ARBITRAGE
--------------------------------------------------------------------------------

     Fixed income arbitrage managers generally invest in one or more fixed income securities and hedge against underlying market risk by simultaneously investing in another fixed income security. Managers attempt to generate profit due to abnormal disparities in prices, while at the same time they try to control the risk generated by changes in other market factors, such as interest rates. In most cases, managers take offsetting long and short positions in similar fixed income securities that are mathematically or historically interrelated when that relationship is temporarily distorted by market events, investor preferences, unexpected and sudden changes to supply or demand due to factors that are not related to the markets (e.g., a war or other geopolitical events), or structural features of the fixed income market. These positions could include corporate debt, U.S. treasury securities, U.S. agency debt, sovereign debt, municipal debt, or the sovereign debt of emerging market countries. Often, trades involve swaps and futures. They realize a profit when the skewed relationship between the securities returns to a normal range or "converges." Managers often try to neutralize interest rate changes and derive profit from their ability to identify similar securities that are mispriced relative to one another. Because the prices of fixed income instruments are based on yield curves, volatility curves, expected cash flows, credit ratings, and special bond and option features, they must use sophisticated analytical models to identify pricing disparities. The strategy often involves significant amounts of leverage.

--------------------------------------------------------------------------------

MANAGED FUTURES
--------------------------------------------------------------------------------

     Managed futures managers seek to capture technical market inefficiencies (e.g. persistence of trends), and manage leverage diversification. Managed futures managers will typically buy long or sell short a wide range of contracts, limit exposure to any given contract or type of contract and employ systematic measures in an effort to limit risk.

--------------------------------------------------------------------------------

BALANCED LONG/SHORT EQUITIES (EQUITY HEDGE)
--------------------------------------------------------------------------------

     Balanced long/short equities, also known as equity hedges, combine core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets. Net exposure of equity hedge portfolios may range anywhere from net long to net short depending on market conditions. Equity hedge managers generally increase net long exposure in bull markets and decrease net long exposure in bear markets. Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline. Stock index put options are also often used as a hedge against market risk. In a rising market, equity hedge managers expect their long holdings to appreciate more than the market and their short holdings to appreciate less than the market. Similarly, in a declining market, they expect their short holdings to fall more rapidly than the market falls and their long holdings to fall less rapidly than the market. Profits are generated when companies deemed undervalued by the manager's analysis appreciate, and when companies deemed overvalued by the manager's analysis decline in price. Equity hedge managers generate profits from companies they deem undervalued in ways very similar to equity mutual fund managers; however, they also generate returns from companies they deem overvalued by using a technique known as "shorting." In shorting, managers borrow securities they deemed overvalued at a given price. When they have to return the borrowed securities, they have to go to the open market and purchase them at the prevailing market price. If the value of the securities has depreciated as the manager believed, then the manager generates a profit because it is less expensive to purchase the securities in the open market, in order to return them, than they were initially sold for when the manager borrowed them. However, if the value of the securities has appreciated contrary to the manager's prediction, the manager realizes a loss, since it is more expensive to purchase the securities in the open market in order to return them than they were initially sold for when the manager borrowed them. Some equity hedge managers are "value" oriented, while others are "growth" oriented. In addition, some managers can be further distinguished by industry sector concentration.

     This strategy may reduce market risk, but effective stock analysis and stock picking is essential to obtaining meaningful results. The volatility of this investment strategy is expected to be lower than that of the overall stock market.

     Equity hedge managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions. These managers assume net positions that are either long or short based upon market conditions and specific company or industry opportunities. They are, therefore, said to have a "directional" quality to their portfolio, albeit one that changes periodically. These managers may not maintain a consistent balance between the values of the long and short portfolios. Their net exposure may range widely from a short position of some degree to a long position of 100% or more. The strategy has an opportunistic quality.

     Managers with net long exposures tend to perform better in periods when equity prices in general are increasing. Managers with net short exposures tend to perform better when equity prices in general are declining. Most of these managers are able to quickly change the measure of their net market exposure as their perception and understanding of market condition changes. Moreover, they are usually at liberty to use leverage, options and other derivative products to pursue their objectives.

--------------------------------------------------------------------------------

OTHER STRATEGIES
--------------------------------------------------------------------------------

     The following trading strategies (also known as "Event driven" trading strategies) seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. Event driven investing involves attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes. These positions may or may not be leveraged.

     Event driven managers may opportunistically change their focus between merger arbitrage and distressed securities, while others may invest in a wider spectrum of strategies, centered around major corporate events (such as a merger or a bankruptcy). The success or failure of this strategy usually depends on whether the manager accurately predicts the outcome and timing of the transaction event. Event driven managers do not rely on market direction for results; however, major market declines, which would cause transactions to be re-priced or fail, may have a negative impact on the strategy. Event driven strategies may include (without limitation):

     CAPITAL STRUCTURE ARBITRAGE -- Capital structure arbitrage managers seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure. These managers may seek to purchase the undervalued security, and sell the overvalued, expecting the pricing disparity between the two to disappear. In the example of a single company's capital structure, this pricing inefficiency could exist between senior versus subordinated debt of a firm or between fixed income and equity securities.

     MERGER ARBITRAGE -- Merger arbitrage managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger. These managers tend to utilize fundamental analysis to identify mergers with a higher probability of closing. These managers generally engage in "short selling" (which is the opposite of buying a security; that is, profits are generated when the price of a security declines, and losses are generated when the price of the security rises), in order to benefit from differences between the prices of the securities of the companies involved in the merger. They may also use options hedging and other arbitrage techniques to reduce and control risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets.

     DISTRESSED SECURITIES ARBITRAGE -- Distressed security managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations). These managers may seek to identify distressed securities in general, or to focus on one particular segment of the market (i.e., senior secured debt). Investments may be passively acquired in the secondary market, acquired through participation in merger activity, or acquired with the view toward actively participating in a re-capitalization or restructuring plan. Managers may take an active role and seek representation in management, on the board of directors, and on the creditor committee. These managers may invest in marketable and non-marketable securities including, without limitation any type of debt, preferred or common stock, warrants, options, and other hybrid instruments. Many of these securities may have regulatory restrictions on their transactions because their owners may be viewed as company insiders by the regulators; that is, because of their position they may possess information about the company that provides them with an unfair advantage. Since many of these securities are illiquid, their valuation may be difficult to determine. Due to this limitation, a manager's ability to monitor performance is significantly reduced. These managers invest in the U.S. and internationally, and may use leverage.

     SPECIAL SITUATIONS -- Special situations managers seek to profit by capturing the discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix. These include but are not limited to spin-offs, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, rights offers, re-capitalizations, liquidations, and similar transactions. They may also use options hedging and other arbitrage techniques to mitigate risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets, and utilize leverage.

     RELATIVE VALUE -- Relative value includes a menu of different investment strategies. These strategies focus on generating profits generated by the difference in price between related securities (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Generally, relative value managers buy a position in one security and sell an equivalent amount of another security because they have determined through extensive, usually mathematical, analysis that the prices of the two securities are not only historically related but also that they have deviated from their historical trading patterns. Profits are generated when this unusual price deviation is eclipsed, and the prices of the two related securities return to their historical trading patterns. Moreover, these managers decide which of the menu of relative value strategies offer the best opportunities at any given time and focus their overall portfolio accordingly. Relative value strategies may include (without limitation):

     STATISTICAL ARBITRAGE -- Statistical arbitrage strategies are mathematical, systematic and model based strategies, which do not utilize fundamental analysis or human discretion. They are typically market neutral and based on the theory that prices always revolve around their long-term average. These strategies seek to exploit temporary price discrepancies among related assets that may exist for a few seconds, hours or weeks. They are based on historical price data that is used for the construction of mathematical models to characterize the relationships and to construct forecasts for the pattern with which prices revolve around their long-term average whenever temporary deviations from historic norms occur. The simplest form of statistical arbitrage is "pairs trading" where two similar companies are identified. Whenever one is overvalued (or undervalued) relative to historical valuation, the manager goes short (or long) while at the same time going long (or short) the other, expecting the valuations to revert to long-term average prices.

     VOLATILITY ARBITRAGE -- Volatility arbitrage managers buy cheap and sell expensive options while hedging with corresponding stock. Managers typically maintain a portfolio bias that benefits when the market volatility rises in order to protect against sudden downward market moves, since the opposite may prove to be extremely expensive. It is not recommended as a stand-alone investment but because, just like short selling, it tends to produce outsize returns in negative environments, it can serve as "disaster insurance" in a multi-manager allocation.

                     REPURCHASES AND TRANSFERS OF INTEREST

--------------------------------------------------------------------------------

REPURCHASE OFFERS
--------------------------------------------------------------------------------

     Offers to repurchase Interests are made by the Fund at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be in the form of offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the recommendations of the Adviser and Sub-Adviser. The Board also considers various factors, including, but not limited to, those listed in the prospectus in making its determinations.

     The Fund will repurchase Interests or portions thereof from Investors pursuant to written tenders that are based on terms that the Board determines to be fair to the Fund and its Investors. When the Board determines that the Fund will make a repurchase offer, the Fund will send each Investor notice of that offer describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Fund during the period the offer remains open. If Investors oversubscribe a repurchase offer, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. As discussed in the prospectus, the Fund will issue cash or securities in-kind to tendering Investors in connection with the repurchase of Interests. Under certain circumstances, the Fund reserves the right to issue its own notes to repurchase Interests.

     Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser and Sub-Adviser intend to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

--------------------------------------------------------------------------------

MANDATORY REPURCHASES
--------------------------------------------------------------------------------

     The Fund has the right to repurchase an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including, but not limited to, if:

         -- such an Interest or portion thereof has been transferred in violation of the restrictions on transfer, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of an Investor;

         -- ownership of an Interest by an Investor or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

         -- continued ownership of the Interest may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code;

         -- any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true;

         -- an Interest was purchased using funds reasonably believed by the Fund to be derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities; or

         -- the Board, in its discretion, deems such repurchase to be in the best interests of the Fund.

--------------------------------------------------------------------------------

TRANSFERS OF INTERESTS
--------------------------------------------------------------------------------

     No person may become a substituted Investor without the written consent of the Fund, which consent may be withheld for any reason in its sole discretion. Interests may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or
(ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Fund generally will not consent to a pledge, transfer or assignment (each, a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to Investors of the Investor's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account.

     The Fund may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate. Notice to the Fund of any proposed Transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability. In addition to the foregoing, no Investor will be permitted to transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Investor transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to Fund's minimum investment requirement.

     Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof by operation of law as the result of the death, bankruptcy, insolvency or dissolution of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Agreement and Declaration of Trust of the Fund, dated as of August 13, 2003 ("Declaration of Trust"). If an Investor Transfers an Interest or portion thereof with the approval of the Fund, the Fund will promptly take all necessary actions to reflect such Transfer on the Fund's books and records. Each Investor and transferee is required to pay all expenses, including attorneys' and independent auditors' fees, incurred by the Fund in connection with such Transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to redeem the Interest held by the transferor. Any Transfer of an Interest in violation of the Declaration of Trust will not be permitted and will be void.

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

     The Board provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company that is organized as a corporation.

     The Trustees are not required to contribute to the capital of the Fund or to own Interests. A majority of the Board consists of persons that are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company that is organized as a corporation. Information about each Trustee and Officer is set forth below. For purposes of the following charts, "Fund Complex" means, collectively, the Fund, WT Mutual Fund and WT Investment Trust I.

                                                                                                  Number of
                                                                                                Portfolios in
                                            Term of Office                                      Fund Complex         Other
                                              & Number of           Principal Occupation(s)      Overseen by     Directorships
Name, Age and Address      Position          Years Served            During Past Five Years       Director      Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Robert J. Christian        Trustee,    Shall serve until death,    Chief Investment Officer           58        RSMC (registered
Date of Birth: 2/49        President   resignation or removal.     and Executive Vice                           investment
                           and         Trustee, President and      President of Wilmington                      adviser)
1100 North Market Street   Chairman    Chairman of the Board       Trust Company since
Wilmington, DE 19890       of the      since August, 2003.         February 1996.
                           Board
Mr. Christian is an
"Interested Trustee" by
reason of his position
as Director of Rodney
Square Management
Corporation, the
investment adviser to
the Fund.

                                                                                                  Number of
                                                                                                Portfolios in
                                            Term of Office                                      Fund Complex         Other
                                              & Number of           Principal Occupation(s)      Overseen by     Directorships
Name, Age and Address      Position          Years Served            During Past Five Years       Director      Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Eric Brucker               Trustee     Shall serve until death,    Dean, Widener University           58              N/A
Date of Birth: 12/41                   resignation or removal.     School of Business since
                                       Trustee since August,       2001; Dean, University of
1100 North Market Street               2003.                       Maine College of Business,
Wilmington, DE 19890                                               Public Policy and Health
                                                                   from 1998 to 2001; Dean
                                                                   University of Michigan
                                                                   School of Management from
                                                                   1992 to 1998.
--------------------------------------------------------------------------------------------------------------------------------
Nicholas Giordano          Trustee     Shall serve until death,    Consultant, financial              58        Kalmar Pooled
Date of Birth: 3/43                    resignation or removal.     services organizations                       Investment
                                       Trustee since August,       since 1997; Interim                          Trust;
1100 North Market Street               2003.                       President, LaSalle                           Independence
Wilmington, DE 19890                                               University from 1998 to                      Blue Cross;
                                                                   1999; President and Chief                    Fotoball, U.S.A.
                                                                   Executive Officer,                           (sporting and
                                                                   Philadelphia Stock                           athletics goods
                                                                   Exchange from 1981 to                        manufacturer);
                                                                   1997.                                        DaisyTek
                                                                                                                (wholesale paper
                                                                                                                and paper
                                                                                                                products); and
                                                                                                                Selas
                                                                                                                Corporation of
                                                                                                                America
                                                                                                                (industrial
                                                                                                                furnaces and
                                                                                                                ovens).
--------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent            Trustee     Shall serve until death,    Dean and Professor of Law,         58        St. Thomas
Date of Birth: 4/51                    resignation or removal.     Villanova University                         Society of
                                       Trustee since August,       School of Law since July                     Pennsylvania
1100 North Market Street               2003.                       1997; Associate Dean for
Wilmington, DE 19890                                               Academic Affairs,
                                                                   University of Maryland
                                                                   School of Law from 1994 to
                                                                   1997.

--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                Portfolios in
                                                                               Principal        Fund Complex
                                                                             Occupation(s)       Overseen by         Other
                           Position(s) Held       Term of Office and          During Past       Officer as a     Directorships
Name, Age and Address        with WT Fund       Length of Time Served          Five Years          Trustee      Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
John R. Giles               Vice President,   Shall serve until death,     Vice President,        N/A                 N/A
Date of Birth: 8/57         Chief Financial   resignation or removal.      Wilmington Trust
                            Officer and       Officer since August,        Company since
1100 North Market Street    Treasurer         2003.                        1996.
Wilmington, DE 19890

Leah M. Anderson            Secretary         Shall serve until death,     Officer,               N/A                 N/A
Date of Birth: 08/65                          resignation or removal.      Wilmington Trust
                                              Officer since August,        Company since
1100 North Market Street                      2003.                        1998. Officer,
Wilmington, DE 19890                                                       Rodney Square
                                                                           Management
                                                                           Corporation since
                                                                           1992.

--------------------------------------------------------------------------------

COMMITTEES OF THE BOARD
--------------------------------------------------------------------------------

     The Board has two committees, an Audit Committee and a Nominating
Committee.

Audit Committee

     The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund's independent auditors and the Board. The Audit Committee currently consists of each of the Fund's Independent Trustees. As the Fund is a recently organized investment company, the Audit Committee has not held any meetings during the last fiscal year.

Nominating Committee

     The Board has also formed a Nominating Committee to nominate persons to fill any vacancies on the Board. The Nominating Committee does not currently consider for nomination candidates proposed by Investors for election as Trustees. The Nominating Committee currently consists of each of the Fund's Independent Trustees. As the Fund is a recently organized investment company, the Nominating Committee has not held any meetings during the last fiscal year.
--------------------------------------------------------------------------------

TRUSTEE OWNERSHIP OF SECURITIES
--------------------------------------------------------------------------------

     The dollar range of equity securities held by each Trustee is set below:

                                                                                            Aggregate Dollar Range
                                                                                            of Equity Securities in
                                                                                           All Registered Investment
                                                                                             Companies Overseen by
                                                               Dollar Range of Equity        Trustee in Family of
Name of Trustee                                             Securities in the Registrant     Investment Companies
---------------                                             ----------------------------   -------------------------
Robert J. Christian.......................................      $1 - $10,000                    $1 - $10,000
Eric Brucker..............................................          None                            None
Nicholas Giordano ........................................          None                     $10,0001 - $50,000
Mark A. Sargent...........................................          None                            None

     None of the Independent Trustees or their immediate family members own any securities of the Adviser or Sub-Adviser, or Professional Funds Distributor, LLC, the Fund's Distributor (the "Distributor"), or any entity controlling, controlled by or under common control with the Adviser or the Distributor (not including registered investment companies) as of December 31, 2003.
--------------------------------------------------------------------------------

TRUSTEE COMPENSATION
--------------------------------------------------------------------------------

     The Fund pays each Independent Trustee a fee of $1,000 per Board meeting, plus an annual retainer of $6,000. In addition, the Fund reimburses each of the Trustees for reasonable travel and other expenses incurred in connection with attendance at such meetings.

     The following table summarizes compensation paid to the Independent Trustees for the fiscal year ended June 30, 2003.

                                                              Pension or                           Total Compensation
                                            Aggregate     Retirement Benefits   Estimated Annual    from Wilmington
                                           Compensation   Accrued as Part of     Benefits Upon     Fund Complex Paid
Independent Trustee                        from Fund(1)      Fund Expenses         Retirement        to Trustees(2)
-------------------                        ------------   -------------------   ----------------   ------------------
Eric Brucker.............................       $            None                  None              $49,500
Nicholas Giordano........................       $            None                  None              $49,500
Mark A. Sargent..........................       $            None                  None              $49,500

(1) Reflects an estimate of compensation payable to the Independent Trustees for the calendar year ending December 31, 2004.
(2) Reflects actual amounts paid to the Independent Trustees by the Wilmington Fund Complex for the fiscal year ended June 30, 2003. The Independent Trustees serve as trustees to WT Investment Trust I and WT Mutual Fund.

                          INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT WITH RSMC
--------------------------------------------------------------------------------

     RSMC serves as the Fund's investment adviser, subject to the supervision of and any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement") dated as of December 1, 2003. The Adviser is a Delaware corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). The Adviser is a wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of Wilmington Trust.

     Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain a sub-adviser to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing those services. Guidance Capital has been retained to serve as the sub-adviser to the Fund and to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser and the Board.

     In consideration of services provided by the Adviser, the Fund will pay the Adviser a quarterly management fee computed at the annual rate of 0.50% of the aggregate value of outstanding Interests determined as of the last day of each month (before any repurchases of Interests or Incentive Allocations (as defined below). In addition, the Adviser is entitled to receive in such capacity a performance-based incentive allocation (the "Incentive Allocation") that is determined as a percentage of the net profits otherwise allocable to each Investor and is allocated to a capital account in the Fund maintained solely for this purpose (the "Special Advisory Account"). For purposes of the Incentive Allocation, the Adviser will be designated a "Special Advisory Holder" of the Fund. The method of computation of the Incentive Allocation is described in the prospectus.

     The Advisory Agreement was approved by the Board (including a majority of the Independent Trustees) at a meeting held in person on November 12, 2003, and was approved on December 17, 2003 by the Fund's initial investors. The Advisory Agreement has an initial term expiring two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Trustees by vote under procedures as required by the 1940 Act. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board;

by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

     The Advisory Agreement provides that the Adviser will not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance by the Adviser of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, directors, employees or agents in the performance of their duties under the Advisory Agreement, or from reckless disregard by the Adviser of obligations and duties under the Advisory Agreement. The Advisory Agreement also provides for indemnification by the Fund of the Adviser and each of the Adviser's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.
--------------------------------------------------------------------------------

SUB-ADVISORY AGREEMENT WITH GUIDANCE
--------------------------------------------------------------------------------

     Guidance is an Illinois limited liability company that is registered as an investment adviser under the Investment Advisers Act. Messrs. Brian Ziv and D. Trowbridge Elliman, III are each a controlling person of Guidance. Pursuant to a Sub-Advisory agreement by and among the Fund, the Adviser and Guidance (the "Sub-Advisory Agreement") dated as of December 1, 2003, Guidance has been retained by the Adviser and the Fund to manage the Fund's investment portfolio and to provide various other services. Subject to the general supervision of the Adviser, Guidance will be responsible for all decisions regarding the investment and reinvestment of the Fund's assets and for the placement of all orders to purchase and sell investments for the Fund. Guidance is an independent investment adviser that is not affiliated with RSMC.

     In consideration of services provided by Guidance under the Sub-Advisory Agreement, the Fund will pay Guidance a fee computed and paid monthly at the annual rate of 0.50% of the aggregate value of outstanding Interests, determined as of the last day of each month (before any repurchases of Interests or Incentive Allocations). In addition, Guidance is entitled to receive in such capacity an Incentive Allocation that is determined as a percentage of the net profits otherwise allocable to each Investor and is allocated to a Special Advisory Account maintained solely for this purpose. For purposes of the Incentive Allocation, Guidance will be designated a "Special Advisory Holder" of the Fund. The method of computation of the Incentive Allocation is described in the prospectus.

     The Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Trustees) at a meeting held in person on November 12, 2003, and by the Fund's initial investors on December 17, 2003. The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Trustees by vote under procedures as required by the 1940 Act. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

     The Sub-Advisory Agreement provides that Guidance will not be liable to the Adviser for any error of judgment or mistake of law or for any loss suffered by the Adviser in connection with the performance by Guidance of its duties under the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Guidance or any of its officers, directors, employees or agents in the performance of their duties under the Sub-Advisory Agreement, or from reckless disregard by Guidance of obligations and duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides for indemnification by the Fund of Guidance and each of Guidance's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Sub-Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Sub-Advisory Agreement.

--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

     In approving the Advisory Agreement and Sub-Advisory Agreement, the Board considered all information deemed reasonably necessary to evaluate the terms of such agreements. The Board considered information provided by RSMC and Guidance (collectively, the "Fund Advisers") relating to the education, experience and number of investment professionals and other personnel providing services under their respective agreements. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources of the Fund Advisers were appropriate to fulfill effectively each Fund Adviser's duties under their respective agreements. The Board also considered the business reputation of each Fund Adviser and its financial resources.

     In connection with the Sub-Advisory Agreement, the Board considered Guidance's in-house research capabilities as well as other resources available to its personnel. The Board concluded that Guidance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

     In addition, the Board considered the scope of the services to be provided by each Fund Adviser to the Fund under each agreement relative to services provided by third parties to other mutual funds. The Board concluded that the scope of each Fund Adviser's services to the Fund was likely to be consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related Investor services.

     The Board considered the quality of the services provided by RSMC to other investment companies managed by RSMC, including WT Mutual Fund and WT Investment Trust I. The Board evaluated each Fund Adviser's record with respect to regulatory compliance. The Board also evaluated the procedures of each Fund Adviser designed to fulfill each Fund Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including each Fund Adviser's codes of ethics (regulating the personal trading of their respective officers and employees) and the record of each Fund Adviser in these matters. The Directors also received information concerning the procedures by which RSMC allocates trades among its various investment advisory clients and its standards with respect to the execution of portfolio transactions.

     In addition, the Board reviewed the performance record of RSMC over various periods, under different market conditions and during different legs of the market cycle. The Board concluded that the expected scope and quality of each Fund Adviser's services was sufficient to merit approval of each agreement.

     In reaching that conclusion, the Board also gave substantial consideration to the fees payable under each agreement. The Board reviewed information concerning fees paid to investment advisers of similarly-managed funds. The Board also considered the fees of the Fund, including the potential incentive allocation, as a percentage of assets at different performance and asset levels and possible economies of scale to each Fund Adviser. For these purposes, the Board took into account not only the fees to be paid, including any incentive allocation, by the Fund directly to the Fund Advisers, but also so-called "fallout benefits" to each Fund Adviser such as reputational value derived from serving as investment adviser or sub-adviser to the Fund. In evaluating the Fund's proposed management and subadvisory fees, the Board also took into account the complexity of investment management for the Fund relative to other types of funds.

     Based on the foregoing, the Board concluded that the fees to be paid to RSMC under the Investment Advisory Agreement and to RSMC under the Sub-Advisory Agreement were fair and reasonable, given the scope and quality of the services rendered by each Fund Adviser thereunder. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement or Sub-Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund to approve such agreements, including the fees to be charged for the services thereunder.

                                CODES OF ETHICS

     The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics establishes standards for personal securities transactions by associated persons and investment personnel, as defined in the codes of ethics. The codes of ethics permit persons subject to them to invest in securities, including securities that may be purchased or held by the Fund or the Underlying Funds, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

     A copy of the Codes of Ethics of the Fund, the Adviser and the Distributor can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Details on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. A copy of the Codes of Ethics may also be obtained from the EDGAR Database on the SEC's website, www.sec.gov. A copy of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request to "publicinfo@sec.gov" or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                  TAX ASPECTS

     The following is a summary of certain aspects of the income taxation of the Fund and its Investments that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund. However, it has obtained an opinion of counsel with respect to certain Federal tax matters.

     The Fund intends to, and will manage its affairs so that it will be, taxed as a partnership for Federal tax purposes. As such, the tax effects of various trading, investing and other activities of the Fund and of the Private Funds in which the Fund invests, all of which are also likely to be treated as a Partnership for Federal tax purposes will flow through to the holders of the Fund's Interests. Similarly, the tax effects attributable to the investment activities of the Fund in its Sub-Accounts, if any, will flow through to the holders of the Fund's Interests.

--------------------------------------------------------------------------------

TAX TREATMENT OF FUND INVESTMENTS
--------------------------------------------------------------------------------

     IN GENERAL. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

     Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations -- Section 988 Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

     Preferential tax treatment is accorded the net long-term capital gains of individual taxpayers. Under present law as changed by the Job and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), such net long-term capital gains are taxed at a stated maximum rate of 15% (for most assets held for more than twelve months) in lieu of a maximum stated rate of 35%. Furthermore, subject to certain special rules and limitations, dividends are now taxed at capital gains rates as a result of the 2003 Tax Act. In both cases, however, because the receipt of additional income (whether capital gain or ordinary income) may result in the loss of the use of itemized deductions and the deduction for personal exemptions, the true effective marginal rate of taxation may be somewhat higher than the stated maximum rate. The capital losses of a noncorporate taxpayer will offset capital gains and any excess of capital losses over capital gains will offset ordinary income to the extent of $3,000 per year, with the unused capital losses being carried forward to other years, subject to certain limitations.

     For corporate taxpayers, all net capital gains, whether long-term or short-term, are taxed at the corporation's regular tax rate (currently, the maximum corporate income tax rate is 35%). For such taxpayers, capital losses may only offset capital gains, but unused capital losses may be carried backwards and forward to other years, subject to certain limitations.

     The Fund may realize ordinary income from accruals of interest on securities. The Fund also may hold, through Underlying Funds, debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire, through Underlying Funds, debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Underlying Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a non-corporate Investor, may be subject to restrictions on their deductibility. (See "Deductibility of Fund Investment Expenditures and Certain Other Expenditures" below.) Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

     CURRENCY FLUCTUATIONS -- SECTION 988 GAINS OR LOSSES. To the extent that investments Underlying Funds are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time interest, other receivables, expenses or other liabilities denominated in a foreign currency are accrued and the time such receivables or liabilities are collected or paid may be treated as ordinary income or ordinary loss.

     The Fund, through the Underlying Funds, may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, gain or loss realized with respect to currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts will be ordinary, unless (i) the contract is a capital asset and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

     SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held at the end of each taxable year are treated for Federal income tax purposes as if they were sold for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

     Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary

---------------

(1) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are: (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis; (ii) certain straddles; (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) any other transaction specified in regulations issued by the Treasury Department.

income and losses. (See "Currency Fluctuations -- Section 988 Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

     MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations issued by the Treasury Department, an Underlying Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that the Service will accept a mixed straddle account election by an Underlying Fund.

     SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

     Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if an Underlying Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Underlying Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if an Underlying Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Underlying Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

     EFFECT OF STRADDLE RULES ON INVESTORS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

     LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES. For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates. Furthermore, pursuant to the 2003 Tax Act, dividends are also excluded from the category of net investment income, except to the extent a taxpayer elects to not apply the new lower tax rates applicable to dividends pursuant to the 2003 Tax Act (15% is now the maximum income tax rate applicable to dividends).

     For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a non-corporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a non-corporate Investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a non-corporate Investor on money borrowed to finance its investment in the Fund. Potential Investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

     DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(2) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (which amount is adjusted annually for inflation and is $139,500 for married individual taxpayers filing jointly in 2003) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(3) Moreover, such investment expenses are miscellaneous itemized deductions that are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.

     No deduction is allowed for any placement fees paid by an Investor to acquire an Interest, and no deduction would be allowed for any Investor for other Fund expenditures attributable to placement services. Instead any such fees will be included in the Investor's adjusted tax basis for its Interest.

     APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, trusts, estates, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

     "PHANTOM INCOME" FROM FUND INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by an Underlying Fund in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Underlying Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

     The Fund may invest in certain offshore funds that are "passive foreign investment companies" ("PFICs") as defined by Section 1297 of the Code. Under the PFIC rules, unless the Fund makes the election described below, any gain realized on the sale or other disposition of shares in a PFIC generally will be treated as ordinary income and subject to tax as if (i) the gain had been realized ratably over the Fund's holding period and (ii) the amount deemed realized had been subject to tax in each year of that holding period at the highest applicable tax rate and, in addition to the tax, an interest charge at the rate generally applicable to underpayments of tax will be imposed. The Fund may elect, provided the PFIC complies with certain reporting requirements, to have a PFIC in which the Fund invests treated as a "qualified electing fund," in which case the Fund would include annually in its gross income its pro rata share of the PFIC's ordinary income and net realized capital gains, whether or not such amounts are actually distributed to the Fund. Any net operating losses or net capital losses of the PFIC will not pass through to the Fund and will not offset any ordinary income or capital gains of the PFIC reportable to the Fund in subsequent years (although such losses would ultimately reduce the gain, or increase the loss, recognized by the Fund on its disposition of its shares in the PFIC). There can be no assurance that the Fund will be able to make a "qualified electing fund" election with respect to a PFIC in which it invests. Investors may be subject to Service reporting requirements with respect to the Fund's investments in PFICs.

     INFORMATION REPORTING AND RELATED MATTERS; REPORTABLE TRANSACTIONS. In February 2003, the Service released final Treasury Regulations expanding previously existing information reporting, record maintenance and investor list maintenance requirements with respect to certain "tax shelter" transactions (the "Tax Shelter Regulations"). The Tax Shelter Regulations

---------------

(2) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs that are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. Investors that are trusts or estates should consult their tax advisors as to the applicability of Section 67(e) to the investment expenses that are allocated to them.

(3) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

apply to "reportable transactions" entered into on or after January 1, 2003 (including additional investments on or after that date in existing investment vehicles or projects) and may potentially apply to a broad range of investments that would not typically be viewed as tax shelter transactions, including investments in investment partnerships and portfolio investments of investment partnerships. If an investment in the Fund (or a portfolio transaction by an Underlying Fund) is a "reportable transaction," the Fund and each Investor would be required (i) to retain all records material to such "reportable transaction;"
(ii) complete and file IRS Form 8886, "Reportable Transaction Disclosure Statement" as part of its Federal income tax return each year and (iii) send a copy of such form to the IRS Office of Tax Shelter Analysis at the time the first such tax return is filed. The scope of the Tax Shelter Regulations may be affected by further IRS guidance. Non-compliance with the Tax Shelter Regulations may involve significant penalties and other consequences. Each Investor should consult its own tax advisers as to its obligations under the Tax Shelter Regulations.

     Reportable Transactions include transactions that are offered under conditions of confidentiality. Because the Fund is registered under the 1940 Act and Interests in the Fund are registered under the 1933 Act, the prospectus and SAI and all related documents are not offered under conditions of confidentiality. However, each of the Underlying Funds is likely to be offered under conditions of confidentiality. It is uncertain whether and how these rules will be upheld at the Fund level in these circumstances.

     Generally, the Treasury Regulations provide that a transaction is considered offered to a taxpayer under conditions of confidentiality if the taxpayer's disclosure of the tax treatment or the tax structure of the transaction is limited in any manner by an express or implied understanding or agreement with or for the benefit of any person who makes or provides a statement, oral or written, to the taxpayer (or for whose benefit a statement is made or provided to the taxpayer) as to the potential tax consequences that may result from the taxation, whether or not such understanding or agreement is legally binding. Interests in the Fund should not be considered to be offered under conditions of confidentiality as provided in the Treasury Regulations.

     EACH INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF SUCH INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE TAXPAYER RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE. ANY SUCH DISCLOSURE OF THE TAX TREATMENT, TAX STRUCTURE AND OTHER TAX-RELATED MATERIALS MAY NOT BE MADE FOR THE PURPOSE OF OFFERING TO SELL THE FUND INTERESTS OFFERED HEREBY OR SOLICITING AN OFFER TO PURCHASE ANY SUCH FUND INTERESTS.

     Reportable Transactions also include transactions that result in the Fund or any Investor claiming a loss under Section 165 of the Code, if such loss exceeds certain thresholds, and if an exception does not apply.

     Section 165 losses include but are not limited to capital losses and worthless securities losses. The Fund is taxed as a partnership for federal tax purposes, so the rules applicable to partnerships apply. Because the Fund has both individual and corporate Investors, if Section 165 losses exceed $2,000,000 in any single tax year or $4,000,000 in any combination of years, the Fund will have a Section 165 loss and may be required to report the transaction on its Form 8886. Assuming that one of the available exceptions does not apply, corporate Investors (other than S corporations) that are allocated $10,000,000 or more in Section 165 losses by the Fund in any one year or $20,000,000 in any combination of years, and individual, trust or other investors that are allocated $2,000,000 in any single tax year or $4,000,000 in any combination of years, may be deemed to have engaged in a Reportable Transaction and they, along with the Fund, may be required to attach Form 8886 to their tax returns.

     Investors that incur a Section 165 loss (in excess of the thresholds described above) on the sale or transfer of their Interests may also be required to file Form 8886 with his, her or its tax return.

     The first, and most likely applicable exception is the "basis-based-on-cash" exception (also referred to as "qualifying basis"). If the Fund purchases an investment solely for cash, and then incurs a Section 165 loss with respect to that investment, that loss is not a Reportable Transaction. Nevertheless, even if an Investor's investment in the Fund is made solely in cash, any Section 165 loss allocated to the Investor or resulting from the sale or transfer of the Investor's interest may be a Reportable Transaction because the "basis-based-on-cash" exception does not apply to the purchase of an interest in a "pass through entity," such as the Fund.

     Section 6112 of the Code and regulations promulgated thereunder require that any person who organizes or sells an interest in a "potentially abusive tax shelter" shall maintain a list identifying each person who was sold an interest in such shelter. The list may be provided to the Service upon its request and is required to be retained for a period of 7 years. Under Treasury Regulations, the list maintenance requirements of Section 6112 apply in the case of Reportable Transactions if fees payable to material advisers exceed certain thresholds. The Adviser does not expect that an investment in the Fund will be a Reportable Transaction.

Accordingly, the Adviser does not presently intend to maintain a list of investors. However, the Adviser may determine in the future that such list maintenance requirements are applicable to the Fund. Accordingly, Investors are advised that their names, addresses, taxpayer identification numbers, and other information required under regulations may be included on such list and provided to the IRS upon request.

     The penalties for non-compliance with the list maintenance requirements or with the requirement to attach Form 8886 to one's tax return and disclose a Reportable Transaction are the subject of proposed legislation that was introduced in the U.S. Congress in January 2003 as part of the CARE Act of 2003 (S. 472). The penalties as proposed are significant and would apply whenever a taxpayer failed to include a Reportable Transaction on its tax return or statement (i.e., failed to attach Form 8886 when required to do so). For individuals with net worth exceeding $2,000,000 and entities with gross receipts for the tax year of the Reportable Transaction or the preceding tax year of more than $10,000,000, the penalty for failure to disclose is $100,000 for each such failure; others would be subject to a $50,000 penalty.

     As proposed, certain exceptions to the penalties may apply, but their application is uncertain. The Fund and the Adviser urge you to consult your tax adviser on these matters.

     UNRELATED BUSINESS TAXABLE INCOME. Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

     This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business (other than securities trading), the Fund's income (or loss) from these investments may constitute UBTI.

     The Fund may, directly or indirectly through Underlying Funds, incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. The calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund and the Underlying Funds from time to time.(4) Accordingly, it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an Investor that is an exempt organization. An exempt organization's share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

     To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report certain information to an Investor that is a tax exempt organization as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Service will accept the Fund's calculation of UBTI.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its

---------------

(4) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(5) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. For these reasons, the Fund recommends that charitable remainder trusts not invest in the Fund.

     A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under
Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

     A prospective Investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA Considerations.")

--------------------------------------------------------------------------------

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS
--------------------------------------------------------------------------------

     PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its non-functionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a non-functionally related asset. A determination that an interest in the Fund is a non-functionally related asset could conceivably cause cash flow problems for a prospective Investor that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

     With certain exceptions, private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

     In some instances, the "excess business holdings" provisions of the Code may prohibit an investment in the Fund by a private foundation. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

     QUALIFIED RETIREMENT PLANS. Because they are tax-exempt entities, qualified retirement plans are subject to unrelated business taxable income (UBTI) taxes. Employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Individual Retirement Accounts and Keogh Plans should consult their counsel as

---------------

(5) Certain exempt organizations that realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
    514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

to the UBTI rules applicable to such plans and also as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

     ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

                              ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, the risk and return factors of that investment, the ERISA Plan portfolio's composition with regard to diversification, the liquidity cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects -- Tax Treatment of Fund Investments -- Unrelated Business Taxable Income" and "Tax Aspects -- Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider, given the size of the proposed investment, whether such an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for an ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

     Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, none of the Adviser, the Sub-Adviser or any of the Trustees will be fiduciaries within the meaning of ERISA solely by reason of their authority with respect to the Fund.

     A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

     Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, Sub-Adviser, the Trustees, or their respective affiliates ("ERISA Affiliates"). Each ERISA Affiliate may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) a Benefit Plan fiduciary from using its position to cause such Benefit Plan to make an investment from which it or certain third parties in which that fiduciary has an interest would receive a fee or other consideration. Benefit Plan investors should consult with their own counsel to determine if an investment in the Fund is prohibited by ERISA or the Code. In this regard, fiduciaries of Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries, that they are independent of all ERISA Affiliates, that the Benefit Plan fiduciaries are duly authorized to make this investment decision and that they have not relied on any advice or recommendation of any ERISA Affiliates, as a primary basis for the decision to invest in the Fund.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                                   BROKERAGE

     The Fund is a fund-of-funds and acquires its interests in Underlying Funds predominantly through private placements. Thus, the Fund does not anticipate any direct brokerage commissions. Instead, the Fund anticipates bearing a portion of the brokerage commissions allocated to it by the Private Funds in which the Fund invests and bearing all brokerage commissions incurred in its Sub-Advised Accounts, if any.

     The Fund Managers are responsible for the selection of brokers to execute portfolio transactions on behalf of the Private Funds. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     In selecting brokers and dealers to execute transactions on behalf of the Private Funds, the Sub-Adviser anticipates that the Fund Managers will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although the Sub-Adviser expects the Fund Managers generally to seek reasonably competitive commission rates, the Fund Managers may not necessarily pay the lowest commission available on each transaction.

     Consistent with the principle of seeking best price and execution, a Fund Manager may place orders for the Private Funds with brokers that provide the Fund Manager with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Fund Manager and its affiliates in providing services to clients other than the Private Fund for which the trade is being executed. In addition, not all of the supplemental information is necessarily used by the Fund Manager in connection with the Private Fund. Conversely, the information provided to a Fund Manager by brokers and dealers through which other clients of the Fund Manager and its affiliates effect securities transactions may be useful to the Fund Manager in providing services to its Private Fund.

     There is no guarantee that the Fund Managers will engage in soft dollar transactions in accordance with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"). While the Sub-Adviser will use its best efforts to seek Fund Managers who engage in soft dollar transactions in accordance with the safe harbor provided by Section 28(e) of the Exchange Act, the Fund is not precluded from entering into relationships with Fund Managers who effect soft dollar transactions outside of the safe harbor provided by Section 28(e) of the Exchange Act.

     In the event that the Sub-Adviser establishes a Sub-Advised Account for the benefit of the Fund, the Sub-Adviser will be responsible for the selection of brokers to execute the Fund's portfolio transactions. Transactions will be executed in accordance with the foregoing provisions. However, any soft dollar transactions entered into by the Sub-Adviser on behalf of the Fund will be executed in accordance with the provisions of Section 28(e) of the Exchange Act.

                              VALUATION OF ASSETS

     As previously stated, the Fund operates as a fund-of-funds and its investments will consist primarily of investments in Private Funds. Thus, the Fund will principally hold interests of limited liability companies and limited partnerships. The valuation of such interests is described in the prospectus under "Calculation of Net Asset Value; Valuation."

     While the Fund may only hold an indirect interest in the underlying securities of the Private Funds, it is the Private Funds that will actively trade securities. The value of such securities will be determined in accordance the operating agreement or partnership agreement of such Private Funds. In general, the valuation procedures of the Private Funds may include the following general guidelines and valuation procedures. Should any securities be traded on behalf of the fund through Sub-Advised Accounts, it is anticipated that such securities will be valued in accordance with such valuation procedures.

     Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the general partner or managing member of a Private Fund.

     Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The general partner or managing member of a Private Fund monitors periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuation is determined by the general partner or the managing member, as the case may be, to represent fair value.

     All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund or a Private Fund is determined. When such events materially affect the values of securities held by a Private Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the general partner or managing member.

                     INDEPENDENT AUDITORS AND LEGAL COUNSEL

     Pepper Hamilton LLP will serve as legal counsel to the Fund. The offices of Pepper Hamilton LLP are located at 3000 Two Logan Square, 18th & Arch Streets, Philadelphia, PA 19103.

     Ernst & Young LLP will serve as independent auditors to the Fund. The offices of Ernst & Young LLP are located Two Commerce Square, Suite 3010, 2001 Market Street, Philadelphia, PA 19103.

                   ADMINISTRATION, ACCOUNTING, TRANSFER AGENT
                              AND ESCROW SERVICES

     The Fund has retained RSMC to serve as the administrator for the Fund.
Pursuant to an agreement between RSMC and the Fund dated          , 2003 (the
"Administration Agreement"), RSMC provides or arranges accounting, administrative and transfer agency services to the Fund. In connection with these services, the Fund pays RSMC a monthly Administration Fee computed at the greater of the annual rate of 0.25% of the net assets of the Fund as of the last day of the month, or $90,000 per calendar year. RSMC and the Fund have retained PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809, as a Sub-Administrator to assist it by providing certain accounting, administration and transfer agency services to the Fund.

     The Fund has retained PFPC Inc. (the "Escrow Agent") to act as the Fund's escrow agent. The Escrow Agent will hold monies submitted by potential Investors of the Fund for their benefit until their subscriptions are accepted by the Fund.

                                   CUSTODIAN

     Wilmington Trust Company (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The Custodian's principal business address is 1100 North Market Street, Wilmington, DE 19890. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, PA 19153, will serve as sub-custodian of the Fund's assets.

                                CONTROL PERSONS

     Before commencement of the Fund's operations, RSMC and Robert J. Christian, a Trustee and officer of the Fund and an officer of RSMC (collectively, the "Affiliated Investors") invested approximately $100,000 in the Fund in order to provide the Fund initial capital and for investment purposes. Interests of the Fund held by the RSMC may constitute more than 50% of outstanding Interests when the Fund's operations commence upon the closing of its initial offering of Interests, depending on the aggregate investments made in the Fund by other persons. By virtue of its ownership of 25% or more of the outstanding Interests, RSMC may be deemed to control the Fund and (depending on the value of Interests then held by other Investors) may be in a position to control the outcome of voting on matters as to which Investors are entitled to vote. It is anticipated that RSMC will no longer control the Fund as of immediately after completion of the initial offering of the Fund.

     Before the commencement of the operations of the Fund, the Affiliated Investors were the only persons owning of record or beneficially 5% or more of the outstanding Interests of the Fund.

                        SUMMARY OF DECLARATION OF TRUST

     The following is a summary description of additional items and of select provisions of the Declaration of Trust and the Delaware Statutory Trust Act that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust contained in Appendix B to the prospectus.

--------------------------------------------------------------------------------

LIABILITY OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

     All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit, transaction, contract or claim.

     Under the Declaration of Trust of the Fund, the Trustees and officers of the Fund are indemnified from and against all liabilities, losses, claims, and demands arising out of or related to their performance of their duties as a trustee and/or officer of the Fund, provided however, such indemnification is not available if such Trustee or officer would otherwise be liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or such officer.

--------------------------------------------------------------------------------

TERM, DISSOLUTION AND LIQUIDATION
--------------------------------------------------------------------------------

     The liquidation of the Fund may be authorized at any time by the vote of a majority of the Trustees, provided that the Trustees find that it is in the best interest of Investors. The Fund may also be liquidated upon the expiration of any two-year period that commences on the date on which any Investor has submitted a written notice to the Fund requesting the repurchase of its entire Interest, in accordance with the Declaration of Trust and the Fund's prospectus, if the Fund has not repurchased the Investor's Interest.

     Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as the liquidator or the Adviser is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts."

     Upon the dissolution of the Fund, its assets are to be distributed (1) first, to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next, to satisfy debts, liabilities and obligations owing to the Investors, (3) next, to the Adviser and Sub-Adviser as "Special Advisory Holders" to the extent of any balance in the Special Advisory Accounts after giving effect to any Incentive Allocation to be made as of the date of dissolution of the Fund, and
(4) finally, to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

--------------------------------------------------------------------------------

VOTING
--------------------------------------------------------------------------------

     Each Investor has the right to cast a number of votes equal to the value of the Investor's Capital Account at a meeting of Investors called by the Board or by Investors holding 25% or more of the total number of votes eligible to be cast (i.e., 25% or more of the value of all Capital Accounts). Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Trustees, approval of the Fund's agreement with any investment adviser of the Fund, and approval of the Fund's accountants, and on certain other matters, to the extent that the 1940 Act requires a vote of Investors on any such matters. Except for the exercise of their voting privileges, Investors in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory is non-voting.

--------------------------------------------------------------------------------

REPORTS TO INVESTORS
--------------------------------------------------------------------------------

     The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal, state and local income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

--------------------------------------------------------------------------------

FISCAL YEAR
--------------------------------------------------------------------------------

     For accounting and tax purposes, the Fund's fiscal year is the calendar year. The first fiscal year of the Fund will commence on the date of the initial closing and will end on December 31, 2004.

                      FUND ADVERTISING AND SALES MATERIAL

     Advertisements and sales literature relating to the Fund and reports to Investors may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an Investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns are reported on a net basis, taking into account deductions for all fees and expenses and the Incentive Allocation. Other methods may also be used to portray the Fund's investment performance.

     The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

     Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including, but not limited to, the Standard & Poor's Composite Index of 500 Stocks, the Lehman

Brothers Aggregate Bond Index and the NASDAQ Composite Index. Comparisons may also be made to economic and financial trends and data that may be relevant for Investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

     The Fund's financial statements which are comprised of the Independent Auditor's Report, Statement of Assets and Liabilities, Statement of Operations and Notes to the Financial Statements are attached to this SAI as Appendix A.

                                                                      APPENDIX A





                    Wilmington Low Volatility Fund of Funds

                           Seed Financial Statements

            For the period April 13, 2003 through December 16, 2003

                      With Report of Independent Auditors

                    Wilmington Low Volatility Fund of Funds

                           Seed Financial Statements

            For the period April 13, 2003 through December 16, 2003




                                    Contents

Report of Independent Auditors...............................................  1
Statement of Assets and Liabilities..........................................  2
Statement of Operations......................................................  2
Notes to Financial Statements................................................  3

                         Report of Independent Auditors


To the Partners and Board of Trustees
 Wilmington Low Volatility Fund of Funds

We have audited the accompanying statement of assets and liabilities of Wilmington Low Volatility Fund of Funds (the "Fund") as of December 16, 2003 and the related statement of operations for the period April 13, 2003 through December 16, 2003. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Wilmington Low Volatility Fund of Funds at December 16, 2003, and the results of its operations for the period April 13, 2003 through December 16, 2003 in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 16, 2003

                    Wilmington Low Volatility Fund of Funds

                      Statement of Assets and Liabilities

                               December 16, 2003

Assets:
   Cash                                                           $      100,000
   Deferred offering expenses                                             79,358
   Due from Advisor                                                      150,875
                                                                  --------------
   Total assets                                                          330,233
                                                                  --------------

Liabilities:
   Organizational and offering costs payable                             230,233
                                                                  --------------
   Total liabilities                                                     230,233
                                                                  --------------

Total net assets                                                  $      100,000
                                                                  ==============

See Notes to Financial Statements

--------------------------------------------------------------------------------

                    Wilmington Low Volatility Fund of Funds

                            Statement of Operations

            For the period April 13, 2003 through December 16, 2003


Organization expenses                                             $      245,146
Expenses reimbursed by Advisor                                          (245,146)
                                                                  --------------
Net income                                                        $            -
                                                                  --------------

See Notes to Financial Statements

                    Wilmington Low Volatility Fund of Funds

                         Notes to Financial Statements

                               December 16, 2003

1. ORGANIZATION

Wilmington Low Volatility Fund of Funds (the "Fund") is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.

The Fund's investment objective is to generate consistent long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Fund pursues this objective by allocating its assets among at least 15 to 20 private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created for the Fund ("Sub-Advised Accounts"), collectively, the "Underlying Funds." The Underlying Funds are managed by third party fund managers (collectively, the "Fund Managers") that invest across a range of strategies and markets. The Sub-Adviser allocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies: (i) convertible arbitrage,
(ii) fixed income arbitrage, (iii) managed futures, (iv) merger arbitrage (v) balanced long/short equities (i.e. equities hedge) and (vi) other strategies (e.g. distressed securities, private placements, capital structure arbitrage and index arbitrage).

Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation and a registered investment adviser, serves as the investment adviser to the Fund. Guidance Capital LLC ("Guidance"), a registered investment adviser, serves as the sub-adviser to the Fund and is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, in accordance with the investment objective, subject to oversight by RSMC and the Board of Trustees (the "Board").

2. SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies are in accordance with accounting principles generally accepted in the United States are consistently followed by the Fund.

Use of Estimates - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes - The Fund intends to be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Accordingly, the Fund should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return such Investor's distributive share of the taxable income or loss of the Fund.

Organizational and Offering Costs - Costs incurred in connection with the Fund's organization will be borne by the Fund as incurred. Initial offering costs have been deferred and are being amortized on a straight-line basis over the first twelve months of operations.

3. MANAGEMENT AND SERVICE FEES

The Fund pays RSMC and Guidance an aggregate monthly fee computed at an annual rate of 1.00% of the net assets of the Fund as of the last day of each month, before reduction for any repurchases of Interests or the Incentive Allocation (the "Management Fee"). The Management Fee will be prorated for any period that is less than a full month and adjusted for contributions to the Fund during a month.

For each fiscal year in which an Investor has earned net profits on its Capital Account, 10% of the excess of the net profits over the Hurdle Rate and any Loss Carryforward (as described below) will be reallocated to RSMC and Guidance (the "Incentive Allocation"). The Incentive Allocation generally will be made as of the end of each fiscal year and upon the repurchase by the Fund of an Investor's Interest (or any portion thereof).

Under the Hurdle Rate provision and the Loss Carryforward provision, no Incentive Allocation will be made with respect to a particular Investor for a fiscal year unless the Hurdle Rate has been exceeded and until any net loss previously allocated to the Capital Account of such Investor has been offset by subsequent net profits. The Hurdle Rate is equal to the rolling 12-month geometric average of the 3-month U.S. Treasury bill rate as published monthly by the Federal Reserve and is adjusted pro rata for the amount of time an investor is invested in the Fund.

The Loss Carryforward is intended to create a "high water mark" on an Investor's Capital Account. The purpose of a high water mark is to set a benchmark of performance so that RSMC and Guidance do not receive an Incentive Allocation until an Investor recovers any net loss previously allocated to the Investor. If an Investor's Capital Account is reduced (as a result of a repurchase of an Investor's Interest by the Fund), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis.

RSMC and Guidance have agreed to will waive their fees or reimburse expenses to the extent that the annual expenses of the Trust exceed 2.00% of the Trust's average monthly net assets through December 31, 2006. RSMC and Guidance shall be entitled to recover from the Fund any fees waived or reimbursed for a three year period following the end of the fiscal year in which such waiver or reimbursement occurred, if such recovery does not cause the Trust's annual expenses during such fiscal year to exceed 2.00% of the Trust's average monthly net assets. For purposes of the expense limitation, organizational costs and offering costs will be included within the definition of operating expenses. At December 16, 2003, organization costs of approximately $245,146 of the Fund have been borne by RSMC and are subject to reimbursement by the Fund through December 31, 2006.

The Fund has retained RSMC to serve as the administrator for the Fund and, in connection therewith, RSMC provides, or arranges to provide, certain accounting, administrative and transfer agency services. In connection with these services, the Fund pays RSMC a monthly administration fee computed at the greater of the annual rate of 0.25% of the net assets of the Fund as of the last day of the month or $90,000 per calendar year. RSMC and the Fund have retained PFPC Inc. ("PFPC") to provide certain sub-administrative services, and RSMC pays a portion of its administration fee to PFPC.

The Fund's cash and securities are held under a Custodian Agreement with Wilmington Trust Company, an affiliate of RSMC. The Custodian has also retained PFPC Trust Company, an affiliate of PFPC and the Distributor to serve as sub-custodian to the Fund.

Professional Funds Distributor, LLC (the "Distributor") acts as the distributor of Interests on a best-efforts basis, subject to various conditions basis, subject to various conditions, in accordance with a distribution agreement entered into with the Fund (the "Distribution Agreement"). The Interests are being sold subject to an up-front sales charge of up to 5% ("Sales Load"), which will be deducted from the proceeds delivered for investment in Interests by the Investor. The Sales Load will be determined by the distribution and selling agreements entered into by the Fund in its discretion. The Fund intends to waive the Sales Load for all Investors who are also clients of Wilmington Trust Company and/or its affiliates. The Fund may pay for investor services, account maintenance services and other services provided by the Distributor and/or selling agents. The investor servicing fee is calculated at the annual rate of 0.25% of the net assets of the Fund as of the last day of each month. The Fund will waive this investor servicing fee for the 2004 calendar year.

In addition to the Management Fee, Incentive Allocation, and other operating expenses of the Fund, by investing in Underlying Funds indirectly through the Fund, Investors bear a proportionate share of the fees and expenses of the Underlying Funds, including advisory fees and allocations (asset-based and performance-based). Such fees and expenses are not subject to the aforementioned expense limitation.

4. CAPITAL STRUCTURE

It is expected that the initial offering of Interests will close on or about January 1, 2004. Subsequent to the initial offering, Interests will be offered and may be purchased on the first day of each month or at such other times as may be determined by the Board of Trustees. Interests are sold only to qualified investors. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

The minimum initial investment in the Fund by an Investor is $100,000. Additional investments must be at least $25,000. Such minimums may be waived by the Fund for employees of RSMC and its affiliates.

The Fund maintains a separate Capital Account for each Investor. Capital Accounts of Investors are adjusted as of the close of business on the last day of each fiscal period for the purpose of allocating the net profit or net loss of the Fund during such fiscal period.

The Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors. Repurchases are made at such times and on such terms as may be determined by the Board, in its sole discretion. Depending on market conditions and other factors, the Fund expects offer to repurchase Interests from Investors beginning on March 31, 2005. Thereafter, depending on market conditions and other factors, and subject to the recommendations of RSMC and Guidance, the Fund expects to offer to repurchase Interests from Investors twice each year, effective as of March 31 and September 30.

An investment in the Fund will be subject to a twelve-month lock-up period from the date of initial investment (the "Lock-Up Period"). As a result, notwithstanding the anticipation that the Fund may make an offer to repurchase interests on a semi-annual basis, an Investor will not be able to tender its Interest for redemption unless it has been an Investor for at least twelve months following the date of initial investment. Notwithstanding the foregoing, the Board, in its sole discretion, may allow an Investor to redeem its Interest prior to the expiration of the Lock-Up Period pursuant to a repurchase offer made during such Lock-Up Period. A redemption of an Investor's initial capital contribution prior to the expiration of the Lock-Up Period (assuming consent is given by the Fund) will be subject to a 1% redemption fee which is payable to RSMC and Guidance.

5. AFFILIATED TRANSACTIONS

On December 16, 2003, RSMC and Robert J. Christian, an officer of the Fund and RSMC, contributed an aggregate of $100,000 to the Fund as seed capital.

6. RISKS AND UNCERTAINTIES

The Underlying Funds may use investment strategies that involve greater risks than the strategies used by typical investment companies, including short sales (which involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss to the
Fund), leverage and derivative transactions.

The Underlying Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to such Underlying Funds.